ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                                   ANNUAL REPORT
                                 DECEMBER 31, 1995














The following Annual Report for the Alliance Variable Products Series Fund, Inc. (the "Fund") includes financial information for the fifteen Portfolios of the Fund which were active as of December 31, 1995. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.







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ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

LETTER TO SHAREHOLDERS

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January 31, 1996

Dear Investor:

It was a banner year for the U.S. financial markets in 1995. The bond market was stimulated by a near 2% drop in long-term rates while the S&P 500 Index advanced by more than 37%.

The rally in the bond market was prompted by last year's tightening by the Federal Reserve, which slowed economic growth to near-trend levels while keeping inflation low. An important shift in the pace of inflation occurred during 1995. At the start of the year, inflation was in the 4%-4.5% range and market watchers anticipated that it would fall to 3.5% by year end. Instead, we have moved into 1996 with inflation at a relatively stable 2.5% level.

This shift caused the 30-year bond yield to drop from approximately 8% to 6% during 1995--a significant drop for a 12-month period. The combination of a benign inflation outlook and lower interest rates created a particularly positive environment for bond investors.

In 1995, the bond market was also encouraged by the increasing prospects of reducing or even eliminating the Federal budget deficit. Although the budget debate continues, an agreement is expected and would be extremely important as a way to guarantee substantial progress in cutting the budget, even if more ambitious Republican plans are not met.

The Federal government is the largest borrower of credit in the economy. A shrinking deficit, therefore, would substantially reduce demands for funds and spur lower interest rates. If the government's borrowing requirement declines over time, we may see the spread between inflation and long-term interest rates contract from the 4%-6% range, where it has remained since 1980, back to the 2.5%-3% seen before 1980. If we reach this 2.5%- 3% spread, we can also anticipate long-term interest rates below 6%, which we saw briefly at the beginning of December. When long-term rates are below 6%, both the markets and consumers benefit.

Falling interest rates, low inflation and good corporate earnings created a near-ideal environment for stocks in 1995. The strongest areas of the stock market were technology, which benefited from very rapid industry growth; financial services, which benefited from the drop in rates; and health care, which benefited from its non-cyclical earnings and was not negatively affected by the economic slowdown. The industry also continued its recovery from the health care bear market, which came to an end when reform legislation failed.

The surprise in the stock market this year was that, in a market environment of tepid sales growth and where there was little power to raise prices, corporations continued to expand margins and record good profits. The happy result for investors was rising prices plus increasing earnings ratios--and returns often in excess of 30%.

FOREIGN MARKETS UNDERPERFORM

Foreign stock markets, which outperformed the U.S. market throughout 1994, could not keep pace with the U.S. rally in 1995. The European markets came closest--the MSCI European Index was up more than 20% for 1995, with 8% in currency gains against the U.S. dollar. The Japanese equity market was up only 0.7% in 1995, pulled down by a weak yen, while developing markets, represented by Morgan Stanley's Emerging Markets Index, were down 7% for the year.

Looking forward, we expect that U.S. economic growth will remain modest. Wrangling over the budget has caused interest rates to increase and, in the near term, the bond market should remain in a wider trading range until there is a resolution. Market participants are frustrated given the lack of economic data, but there seems to be


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little risk of excessive economic growth. With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further in order to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices.

OUTLOOK FOR 1996
It will be difficult for U.S. companies to maintain the strong profit growth seen in 1995 with nominal GDP growth (real growth plus inflation) below 5%. We suspect that the stock market will hit weakness at some point during the year as more realistic profit forecasts are built into stock prices.

We believe that 1996 will see foreign markets begin to catch up with the U.S. However, we do not see significant downside risk for the U.S. stock market. The economic expansion hasn't produced excesses that require a recession to correct. This year should bring moderate growth in both the economy and the stock market, albeit at rates much more modest than in 1995.

In the following pages are commentaries about investment activity for each of the Portfolios and a separate page with investment results through December 31, 1995. We appreciate your investments in the Portfolios of Alliance Variable Products Series Fund and look forward to reporting to you again in the coming period.

Sincerely,




John D. Carifa
Chairman and President






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PREMIER GROWTH PORTFOLIO
The Premier Growth Portfolio benefited a great deal from the strong sustained rally in the U.S. stock market over much of 1995. The Portfolio achieved a remarkable +44.85% return through December 31, 1995--significantly outperforming the +37.5% return for the unmanaged S&P 500 Index. In managing the Portfolio, our strategy is to stay fully invested, but to vary the degree of aggressiveness from time to time. Though today we are not as bullish as we were a year ago, we still believe the market will post respectable gains in 1996. For those who are bearish (i.e., believing the market is due for broad declines), we believe they may be unable to buy stocks materially below today's levels. However, despite our forecast for market upside, stock selection will be critical and it will be incumbent on portfolio managers to continually assess each company's fundamentals carefully and to pay particular attention to price. Because we believe that successful investing comes from the correct marriage of company fundamentals and price, stock selection for your Portfolio is based on a research process in which we try to assess where a particular company, and the market, are at any time both relatively and absolutely as prices fluctuate.

Looking back at 1995, three sectors performed particularly well for the
Portfolio: technology, financial services and transportation. The 25-30% in technology stocks and around 20% in financial services stocks benefited from a lower interest rate environment, and many transportation stocks turned in double-digit returns for the year.

Although historically the same sectors are not top performers in consecutive years, as we look forward to 1996 we are currently maintaining positions in these areas because they still seem to have the best earnings momentum, and their prices, while not at bargain basement levels, are still reasonable in our opinion.



GLOBAL BOND PORTFOLIO
The Global Bond Portfolio provided a strong total return of over +24% for the fiscal year ended December 31, 1995. This was due largely to the Portfolio's significant holdings in U.S. fixed-income securities, which performed very well in 1995 following the tightening in monetary policy by the Federal Reserve. At the end of the year, investments in U.S. Government securities represented about 42% of the total net assets. Securities of Spain, Belgium and Japan--ranging from 8.4-9.5% of assets--were also significantly represented.

For 1996 the outlook for global bond investing appears to be favorable. The major central banks have been easing monetary policy, and by year end it should become clear whether the current easing has been enough to stimulate growth. We believe that growth will remain below its inflationary potential in most economies, and therefore scope for further easing remains. Growth below potential means that inflationary pressures will continue to be subdued--a combination that should result in further capital appreciation potential in fixed income markets.

Recent economic data suggests that the U.S. will grow at a pace of approximately 2-2.5% in 1996, but there is possibility that it will be slower. Even at 2.5% it is unlikely that the U.S. economy will generate significant inflationary pressure and the consumer price index--a common measure of inflation--could trend below 2.5%. This would support higher prices in U.S. fixed income markets.

In Europe, Germany and France appear to be slowing quite rapidly. Their economies are being hurt by overvalued exchange rates both relative to the U.S. dollar and relative to other European currencies. This slowing of growth is being met by monetary relaxation and does not appear to be offsetting the tight fiscal policy in Europe that most countries are following in order to meet the Maastricht criteria for government debt. (According to the Maastricht Treaty, enacted in 1992, European Union nations joining the planned monetary union must meet specific economic criteria, which includes the stipulation that annual inflation mustn't exceed that of the three best-performing nations by more than
1.5 percentage points.) In this environment, the outlook for further declines in inflation remains very good and consequently supportive of European bond prices. In

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markets such as Italy and Spain structural reforms appear to be having the desired effect of reducing inflation and the government deficits. As such, the historic risk premium that investors have demanded for investing in Italian and Spanish debt is likely to be reduced and therefore these markets appear among the most attractive.

In our view, the Japanese economy appears to have the most favorable outlook. Monetary and fiscal stimuli are more advanced than elsewhere and the effect is showing with an improvement in a broad number of measures of activity. There is concern over whether it will be able to sustain this improvement if other economies to which Japan is a net exporter continue to slow. Given the low level of yields Japan appears the least attractive in terms of fixed income investing.

GROWTH AND INCOME PORTFOLIO
The stock market reached new highs in 1995, with the S&P 500 up more than 37% for the year. The market benefited from the almost-2% drop in long-term interest rates, which caused price earnings ratios to rise. Substantial improvements in efficiency throughout the year helped companies to increase profits even as sales growth declined.

The Growth & Income Portfolio posted a gain of more than 35% for 1995. This is a strong return in both relative and absolute terms, though it slightly lagged the 37.5% return of the S&P 500. The Portfolio's focus on blue chip, high dividend paying equity holdings prevented us from participating in the rally of smaller, more volatile stocks, which added to S&P 500 performance. In strong markets such as the one we experienced in 1995, higher-yielding stocks cannot keep pace with the averages.

Steps were taken during the fiscal year that helped improve the Portfolio's risk-adjusted performance. First, sector weightings were brought more in line with the sector weightings of the S&P 500. Importantly, however, it is the selection of individual stocks within sectors, rather than sector selection, that has led to the Portfolio's good performance. Also, positions in stocks that are no longer included in Alliance's broad research universe were also eliminated. Taken in sum, we believe these actions contributed positively to performance.

While the short-term direction of the market is difficult to predict, over the long term stocks have historically outperformed other types of investments. For this reason we remain fully invested in equities and equity-related securities and believe that stock picking on a selective basis will be the key to superior performance notwithstanding the economy's whims.



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SHORT-TERM MULTI-MARKET PORTFOLIO The Short-Term Multi-Market Portfolio
benefited from 1995's bond market price gains, though twelve-month performance versus the U.S. bond market was restrained by the difficult conditions in foreign markets, particularly Mexico, that carried over into early 1995. Most of the Portfolio's gain was achieved over the latter six months as emerging market and other foreign debt prices recovered.

Two main factors influenced the Portfolio's performance during the latter part of the year. First was the strong price appreciation in global fixed income markets. The Portfolio's short maturity policy limited the benefit of these gains to a degree, but the rally was strong even at the shorter ends of global yield curves. The second factor involved the decline in the value of the Japanese yen of approximately 20% from its peak in June. Since we have been using the yen as a hedge currency, this worked quite nicely in the Portfolio's favor.

With respect to our currency outlook, it is really more of an outlook on the U.S. dollar. We are expecting the dollar to appreciate versus both the Japanese yen and the German deutschemark. The long-standing U.S. trade deficit appears to have peaked, which should benefit the dollar, but, more importantly, the outlook for our budget deficit compared to the Japanese and German budget deficits is very favorable. The poor fiscal situations in Europe and Japan will impede economic growth in these regions which should contribute to weaker currencies. Also, in the U.S., structural reform in both the labor market and in the corporate sector have far outweighed any reforms undertaken in Europe or Japan. In Europe the social welfare system remains far too large in the current competitive global environment, and Japanese markets for goods and services remain closed to global competition, thus hindering its economy. For these reasons we look for the dollar to appreciate.

During the fourth quarter we initiated exposure to Thailand's currency, the baht. The East Asian region has had the strongest overall economic growth of any region in the world in the last 10 years or so, and in our view this strong growth pattern should continue over the next decade and we believe exposure to the baht will benefit the Portfolio's performance.


There are a couple of major events that have already helped spur growth in countries such as Thailand. First, The People's Republic of China is beginning to open up its market to outsiders and Thailand will benefit because of its broadly educated population, relatively cheap labor force and established manufacturing base.

Also, many Japanese companies have started to outsource their manufacturing into Thailand as the cost structures there are a fraction of those in Japan. Consequently, foreign direct investment in Thailand by the Japanese can be expected to remain at high levels.

With regard to the Portfolio's exposure to the Mexican peso, which is lower than it was at mid-year, in our view the Mexican peso remains very cheap and real interest rates remain attractive. However, the political situation, the banking sector, and the monetary policies of the Mexican officials all remain quite nebulous. We must have a clearer picture of how some of the outstanding issues will be worked out before we commit more of the Portfolio's assets to Mexico.



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U.S. GOVERNMENT/HIGH GRADE SECURITIES
PORTFOLIO
U.S. bonds provided extraordinary returns in 1995. Interest rates declined by 250 basis points for two-year Treasury securities and by 200 basis points for thirty-year Treasury securities. Short rates did not decline as much, with the three-month T-bill improving by 54 basis points. The ground work for the rally was laid by last year's tightening by the Federal Reserve, which slowed economic growth to near trend levels while keeping inflation low.

While the U.S. economy slowed in the first half of 1995, growth improved in the third quarter due to larger-than-expected increases in residential housing, government spending and business inventories. However, fourth quarter economic growth was less robust. Retail sales remained weak and gains in real disposable income slowed while personal debt levels continued to escalate. Growth also remained sluggish in the manufacturing sector.

A rally at year-end was sparked by the benign inflation outlook and the possibility of a federal government deficit package. Broad price indices such as the Consumer and Producer Price Indices rose only modestly and labor costs remained under control.

The Portfolio's performance improved against its benchmark as 1995 progressed. The first quarter was the most difficult period, as we started the year with a bearish outlook for the bond market. However, we subsequently repositioned the Portfolio to benefit from a positive market environment. The Portfolio was invested in a combination of mortgage-backed and Treasury securities. We varied our weighting in fixed-rate mortgages in response to the outlook for pre-payments and the level of market volatility.


TOTAL RETURN PORTFOLIO
The economic environment of slow growth, subdued inflation and declining interest rates provided the backdrop for an excellent year in the financial markets. The stock market was propelled by surprisingly strong corporate profits and a sharp drop in interest rates. In addition, strong cash flow into U.S. equity mutual funds continued. In 1995, the S&P 500 gained more than 37%, led by the performance of large capitalization stocks, while bonds racked up double-digit returns.

During the first two months of 1995, conservative corporate positioning and an unforeseen shift in Federal Reserve monetary policy detracted from the performance of the Portfolio's bond component, although it went on to outperform the market during the rest of 1995. We are maintaining a longer-than-average duration versus the Lehman Government/Corporate Index in response to the continued slow growth of the economy.

The equity component of the Total Return Portfolio emphasizes growth at a reasonable price across the capitalization spectrum. The Portfolio holds high quality, leading companies and is broadly diversified across industry lines. We continue to focus on the stocks of those companies, in any industry, whose earnings growth is reliable, steady and much faster than that of the stock market in general.

The Portfolio's asset mix as of year-end was 59% in stocks, 27% in U.S. Government securities and about 14% in cash. We believe the Portfolio's stock holdings have the potential for significant earnings improvements in 1996. However, there are risks in the stock market if the U.S. economy strays from its non-inflationary growth path. Given our forecast for the economy and financial markets, we are not anticipating making any significant shifts in the asset mix in the near future.


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INTERNATIONAL PORTFOLIO
Although most European economies continue to be weak, economic signals such as falling interest rates and subdued inflation in Europe and Asia suggest that the international stock markets may be poised to perform better in 1996.

Japan, of course, is still struggling to jump-start its economy. Because the Japanese market, the second largest in the world, comprises such a large part of the EAFE Index, its direction remains the critical question. We are hopeful that low inflation rates and government intervention will be successful in stimulating the Japanese economy. If such efforts succeed, EAFE could fare better than domestic funds in 1996.

The U.S. market posted the best performance of all major global markets in 1995, outperforming Europe, Japan and developing markets, with the S&P 500 Index rising 37.5%. During the year, the European Index gained 21.5%, of which 8% represented currency gains. Japan was up 0.7% despite yen weakness, which reduced performance by 4%. Developing markets lagged with a decline of 7% for the year.

Currency-market volatility was a major factor in global performance in 1995 as the U.S. dollar experienced a roller coaster ride, particularly against the yen. From January to April, the dollar weakened dramatically, which reduced earnings for most non-dollar based companies. The goods and services of non-dollar based companies began to look expensive in the competitive global marketplaces. A significant reversal of the dollar's weakness occurred by year-end, after settlement of the U.S./Japan trade dispute and intervention by major central banks (particularly the U.S. and Japan).

The International Portfolio benefited to a degree by its ownership of growth stocks, which performed relatively well in international markets due to the continuous interest rate reductions that began at the end of the first quarter. These reductions were attempts by the central banks of the developed countries to turn around the decelerating growth in their economies. The Portfolio ended the year with a return of 9.86%, which compares with a return of 11.21% for its unmanaged benchmark, the MSCI EAFE Index, with net dividends reinvested.


For 1996, we expect continued declines in interest rates globally and we believe foreign markets will soon begin to catch up with the U.S. Our forecast includes better sales and earnings comparisons for European and Japanese manufacturers against dollar-based competitors. Year-end historic valuation measures indicate that the U.S. stock market is expensive relative to international stock markets, while growth stocks are expensive and cyclical stocks appear attractive. We retain significant hedges on European currencies since we expect the dollar to further strengthen in 1996.




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MONEY MARKET PORTFOLIO
Fluctuating market conditions, and shifts in Federal Reserve Board policy, kept money market fund managers on their toes in 1995. As the year opened, the Fed raised the key Fed Funds rate to 6.00%. It was the seventh tightening in a twelve-month period, and we maintained a short average maturity to take advantage of any further rate hikes.

As the first quarter of 1995 came to an end, it appeared that inflation was being held in check. Second-quarter data indicated a slowdown in growth, which in turn caused us to shift strategy toward a more neutral stance and an average duration. It became clear that the short-term yield curve was beginning to flatten out.

When the Fed announced a 25-basis-point easing in early July, it marked the first time since 1989 that we saw a tightening and an easing in the same year. Within the money market, as short-term interest rates began to rise above long-term rates--a rare situation known as an inverted yield curve, the Portfolio extended its average maturity to maintain competitive performance yield.

Weak economic data continued to flow in during the third and fourth quarter, and the lack of a federal budget agreement may have delayed additional interest rate easings. Finally, in December, the Fed authorized another reduction in the Federal Funds rate, which closed the year at the 5.50% level. We responded by further extending the Portfolio's average maturity.

According to the Fed, the December easing was based on a decline in inflation expectations. This, combined with one of the most disappointing holiday retail seasons since World War II, indicates that the economy will probably remain sluggish as we enter 1996. In anticipation of further declines in yields, we plan to maintain a relatively high average fund duration.


GLOBAL DOLLAR GOVERNMENT PORTFOLIO The excellent performance of fixed-income markets continued throughout 1995. The very strong +22.98% total return for the Global Dollar Government Portfolio in 1995 resulted from overall improvements in emerging market debt, specifically sovereign debt, as well as the rally in U.S. fixed income markets. (As of December 31, your Portfolio held U.S. Government securities totaling 17.7% of assets.) Much of the price gains were experienced in the latter half of the year. As the year began, the economy was operating at full capacity and growing rapidly. By the second quarter, it was apparent that the increase in interest rates in 1994 and early 1995, and declining inflationary pressures, had succeeded in slowing growth to a more sustainable path it has since followed.

Outside the U.S., emerging market debt prices continued the upward trend that began in March. The rebound is due, in part, to the favorable U.S. interest rate environment and improvement in the Mexican and Argentine economic outlooks. The Argentine economy appears to have recovered from its brief recession. The Argentine government's adherence to sound fiscal and monetary policies has helped stabilize the currency, restrain inflation and boost investor confidence.

Brazil and Poland may offer the best investment opportunities in emerging markets over the next few months. It is our expectation that Brazilian debt will outperform obligations of other Latin American countries as a result of improving economic conditions and a possible debt buy-back program that would help boost bond prices over the near term. Similarly, Polish debt obligations should outperform other non-Latin debt as the country continues its impressive economic growth. Poland's Brady bonds were recently upgraded to BBB; it is the first country whose sovereign debt has reached an investment-grade rating.

Looking forward, we believe that the outlook remains positive for fixed-income securities, although lower interest rates suggest that total returns in 1996 may be lower than in 1995.

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NORTH AMERICAN GOVERNMENT INCOME
PORTFOLIO
The U.S. bond market continued its broad-based rally over the past six months. In Canada, aggregate bond prices rose despite uncertainty regarding the Quebec separatist movement. In both Mexico and Argentina, debt prices continued the rebound that began in March. Much of the Portfolio's +22.71% total return for 1995 was gained over this period.

The rally in the U.S. extended across nearly all sectors of the bond market, with longer-duration securities outperforming shorter-duration securities as interest rates for all maturities declined.

Outside the U.S., emerging market debt prices continued the upward trend that began in March. The rebound is due, in part, to the favorable U.S. interest rate environment and improvement in the Mexican and Argentine economic outlooks. One year after the economic crisis began in Mexico, the country's economy is showing initial signs of growth though its banking sector remains strained.

The Argentine economy also appears to have recovered from its brief recession. The Argentine government's adherence to sound fiscal and monetary policies has helped stabilize the currency, restrain inflation and boost investor confidence.

U.S. economic growth is expected to remain modest in the period ahead. With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment.

Lower volatility is expected in the Canadian bond market as the Quebec separatist movement failed to win its referendum. Economic growth in Canada is expected to remain moderate with continued weakness in both consumer spending and industrial production. Inflation remains well contained, which should allow the Bank of Canada to cut interest rates if growth slows further.

In emerging markets, we expect Argentina to outperform over the next several months. The Argentine government is implementing a plan to increase federal revenues, improve the fiscal position of the provincial governments and obtain new financing from domestic and international markets. These prudent economic policies combined with Argentina's stable political environment should support higher bond prices despite the country's recent economic difficulties.

As we mentioned there has been a recent improvement in the Mexican economy, but the longer-term outlook remains uncertain. The Mexican peso has reached what we believe is a sustainable exchange rate level versus the U.S. dollar and we expect further currency stability in the months ahead.


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UTILITY INCOME PORTFOLIO
During 1995 telecommunication services and electric utility stocks performed very well on an absolute basis relative to their performance in the past several years. The NASDAQ Telecom Index ended 1995 up 35.1% for the year and the Philadelphia Electric Utility Index gained 28.6%. The utility stocks of emerging markets had another disappointing year; overall stock market performance declined 9.2% (as measured by Morgan Stanley's Emerging Markets Index) while the overall stock market in the U.S. (as measured by the S&P 500), posted an impressive gain of 37.5% for 1995.

We attribute the solid absolute performance of most utilities to a number of factors, including a declining interest rate environment, positive regulatory decisions, increased anticipation of telecommunications legislation, a pick up in merger and acquisition activity and overall financial improvement (i.e., significant free cash flow generation, stronger balance sheets, solid earnings and lower dividend payout ratios).

Throughout the past year the Portfolio's electric utility positions have been largely focused on high quality companies with strong cash flow and improving competitive positions. Overall, the domestic holdings in this area delivered strong performance in 1995.

During the summer we significantly increased the Portfolio's exposure to telecommunication services and equipment. Our basis for overweighting these two areas was improved valuations in the telecom services sector resulting from poor performance of the group over the previous 18 months. In addition, we had greater conviction in the long-term global growth and profitability potential for the telecom equipment sector.

During the second half of the year, telecom services significantly outperformed the S&P 500, but the telecom equipment sector experienced a sharp sell-off in the fourth quarter of 1995. Fortunately, the Portfolio's exposure to the poorly performing emerging markets was underweighted throughout much of the year.

Our forecast for good performers in 1996, in order of preference, includes telecom equipment stocks, telecom services and domestic electric utilities. We are also optimistic about opportunities among several areas within the emerging markets. As a result, our investment strategy for 1996 is to maintain about 25% of the Portfolio's assets in telecom equipment stocks; to increase exposure to emerging market utilities; to modestly increase the weighting in telecom services, and to selectively reduce the weighting in domestic electric utilities as these stocks become fully valued.

We believe 1996 has the potential to be another strong absolute performance year driven by telecom equipment and telecom services stocks, and improving performance from emerging markets. Our positive outlook is based on the following expectations: a declining global interest rate environment; low to moderate global inflation; improving global economies; and finally, an extended global business cycle - all of which will help to fuel higher expectations for cash flow growth and more predictable future earnings.


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GROWTH PORTFOLIO
Last year was one of the best years ever for the U.S. stock market. It was the Federal Reserve's tightening of monetary policy in 1994 that kept inflation in check and allowed for an easing of interest rates in 1995. Combined with good corporate earnings, this created a near-ideal environment for domestic stocks.

As the year progressed, it became more apparent that the pace of economic growth was slowing. This resulted in a narrowing of market leadership, with blue chip consumer stocks, considered to be relatively insulated from the economic cycle, advancing well ahead of the general market. As these stocks are heavily represented in the stock market averages, funds which typically invest in a broader mix of companies had a difficult time matching the performance of the Dow Jones Industrials and Standard and Poor's averages.

The Growth Portfolio did well through the summer months, but lagged later in the year as its large technology holdings came under selling pressure. We have shifted emphasis within this sector away from personal-computer related stocks and toward computer networking companies, which are profiting from the extraordinary growth of the Internet. We think that the selling in these stocks will run its course and that they will do well in 1996. The Portfolio also continues to stress financial stocks.

Clearly, 1995 performance was well above trends and is unlikely to be matched in 1996. With interest rates low and inflation under control, we do not see significant downside risk. The economic expansion hasn't produced excesses that require a recession to correct. This year should bring moderate growth in both the economy and the stock market, albeit at rates much more modest than in 1995.


WORLDWIDE PRIVATIZATION PORTFOLIO
The Worldwide Privatization Portfolio achieved a favorable +10.87% total return for 1995, though it slightly trailed the +11.21% return for the EAFE Index. Returns were helped by a strong rally in international markets in the early part of January, which was precipitated by further declines in short-term interest rates in Europe. This trend is likely to continue over the early part of 1996 and we anticipate further positive market reaction to this reduction in the cost of money.

As the interest rate differential between Europe and the United States continues to narrow we anticipate further strength in the U.S. dollar against the world's major currencies. In this regard we have maintained an active hedging policy for the Portfolio. With a significant percentage of assets hedged into U.S. dollars and a further 30% invested in U.S. dollar-related currencies we consider the Portfolio to be adequately protected from a significant rise in the U.S. unit.

Despite the relatively unfriendly nature of many stock markets, particularly in the emerging markets arena, privatization volume in 1995 reached $70 billion, well ahead of most estimates. Consequently, we anticipate 1996 will be another record year - particularly as the recent rally in emerging markets has renewed investors' appetite for new issues from the region.

Overall the Worldwide Privatization Portfolio remains broadly fully invested and well diversified by country, industry and issue with approximately 68% of assets in the developed markets and 32% in emerging markets. We remain confident about the outlook for world equity markets and the potential of privatization issues over the course of 1996.

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CONSERVATIVE INVESTORS PORTFOLIO
Both the equity and fixed-income markets saw significant rallies in 1995. The S&P 500 Index rose more than 37% in 1995, while long-term interest rates dropped by nearly 2%. With this sharp drop in interest rates, the Conservative Investors Portfolio recovered last year's decline and went on to post a strong double-digit return. The Portfolio lagged its unmanaged benchmark, a composite of the Lehman Brothers Treasury Bond Index (70%) and the S&P 500 (30%), mostly due to a conservative asset mix.

The performance of the Portfolio's equity holdings was fairly close to that of the S&P 500 due to our emphasis on consumer non-cyclical and financial stocks. These sectors were not hurt by slower-than-expected economic growth. Performance in the fixed-income portion of the Portfolio was above benchmark, largely due to a longer- than-average maturity and the drop in long-term interest rates.

Our asset mix remains conservative, with 11.5% of the Portfolio invested in stocks and 86% in fixed-income investments including short-term securities. The stock market is at record highs on many valuation measures and consequently we intend to keep the Portfolio's exposure to stocks at relatively low levels.

On the fixed-income side, the Portfolio's average maturity is slightly longer than the benchmark. We suspect that the economy will be off to a weak start in 1996 and that bond prices will be firm. Portfolio quality remains very high, so that any credit quality concerns created by the economic slowdown should not affect performance.


GROWTH INVESTORS PORTFOLIO
Last year the S&P 500 index rose more than 37%, while long-term interest rates dropped by nearly 2%. Though the Growth Investors Portfolio posted a strong double- digit return of 20.48% in 1995, it ended the year behind its unmanaged benchmark, a composite of the S&P 500 (70%) and the Lehman Brothers Government/ Corporate Bond Index (30%), which returned 32.05%. Last year was a difficult year for fund managers to keep up with benchmarks such as the S&P 500, since blue-chip companies that make up these indices significantly outperformed the average stock.

However, we believe that the Portfolio's return is competitive with other balanced and asset allocation funds. The performance of the Portfolio's equity holdings was fairly close to that of the S&P 500 due to our emphasis on consumer non-cyclical and financial stocks. These sectors were not hurt by slower-than-expected economic growth. On the fixed-income side, we maintained a longer than average maturity throughout the year, which helped to boost performance. The Portfolio also benefited from the drop in long-term interest rates and the good performance of the high-yield sector.

The current asset mix is about 41% in stocks and the balance is in U.S. Government fixed-income securities and cash. Within the fixed-income portion of the Portfolio, we are maintaining an average maturity slightly longer than the benchmark. We suspect that the economy will be off to a weak start in 1996 and that bond prices will remain firm.

It will be difficult for U.S. companies to maintain profit growth in 1996 and we suspect that the stock market will hit weakness at some point during the year as more realistic profit forecasts are built into stock prices. If profits begin to weaken, the Portfolio's asset mix will be adjusted by selling companies with disappointing profits.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INVESTMENT RESULTS
------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1995

Listed below are the Portfolios' average annual total returns for the one-year, five-year (where applicable) and since- inception periods ended December 31, 1995.

EQUITY PORTFOLIOS

CONSERVATIVE INVESTORS PORTFOLIO
o  One Year                               +16.99%
o  Since Inception (10/94)                +14.90%

GROWTH AND INCOME PORTFOLIO
o  One Year                               +35.76%
o  Since Inception (1/91)                 +11.13%

GROWTH INVESTORS PORTFOLIO
o  One Year                               +20.48%
o  Since Inception (10/94)                +15.71%

GROWTH PORTFOLIO
o  One Year                               +35.23%
o  Since Inception (9/94)                 +31.24%

INTERNATIONAL PORTFOLIO
o  One Year                                +9.86%
o  Since Inception (12/92)                +12.50%

PREMIER GROWTH PORTFOLIO
o  One Year                               +44.85%
o  Since Inception (6/92)                 +18.20%

TOTAL RETURN PORTFOLIO
o  One Year                               +23.67%
o  Since Inception (12/92)                 +9.26%

UTILITY INCOME PORTFOLIO
o  One Year                               +21.45%
o  Since Inception (5/94)                 +12.23%

WORLDWIDE PRIVATIZATION PORTFOLIO
o  One Year                               +10.87%
o  Since Inception (9/94)                  +9.32%

FIXED INCOME PORTFOLIOS

GLOBAL BOND PORTFOLIO
o  One Year                               +24.73%
o  Since Inception (7/91)                  +9.99%

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
o  One Year                               +22.98%
o  Since Inception (5/94)                 +12.10%

MONEY MARKET PORTFOLIO
o  SEC 30-Day Yield                         4.71%
o  SEC Seven-Day Yield                      4.62%

NORTH AMERICAN GOVERNMENT
   INCOME PORTFOLIO
o  One Year                               +22.71%
o  Since Inception (5/94)                  +4.63%

SHORT-TERM MULTI-MARKET PORTFOLIO
o  One Year                                +6.76%
o  Five Years                              +2.79%
o  Since Inception (11/90)                 +2.82%

U.S. GOVERNMENT/HIGH-GRADE
   SECURITIES PORTFOLIO
o  One Year                               +19.26%
o  Since Inception (9/92)                  +6.65%

The average annual total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the periods ended December 31, 1995.

                Var Premier     S&P500          Russell 1000
                -------------   ----------      -------------
6/30/92         $10,000         $10,000         $10,000
12/31/92        $11,380         $10,834         $10,992
12/31/93        $12,817         $11,923         $12,108
12/31/94        $12,438         $12,080         $12,154
12/31/95        $18,016         $16,614         $16,744

                Var Glb Bond    SB WGB Index
                ------------    -------------
7/31/91         $10,000         $10,000
12/31/91        $11,078         $11,434
12/31/92        $11,617         $12,068
12/31/93        $12,913         $13,670
12/31/94        $12,247         $13,990
12/31/95        $15,276         $16,654

                Var Gro & Inc   S&P500          Lipper G&I
                -------------   -------------   ----------
1/31/91         $10,000         $10,000         $10,000
12/31/91        $10,340         $12,497         $12,030
12/31/92        $11,160         $13,448         $13,118
12/31/93        $12,465         $14,800         $14,735
12/31/94        $12,421         $14,995         $14,604
12/31/95        $16,862         $20,623         $19,093

                Var S-T M-M     ML 1-3 Trsy     Lipper SWMM
                ------------    -----------     -------------
11/30/90        $10,000         $10,000         $10,000
12/31/90        $10,040         $10,115         $ 9,835
12/31/91        $10,734         $11,307         $10,646
12/31/92        $10,824         $12,044         $10,597
12/31/93        $11,540         $12,657         $11,238
12/31/94        $10,789         $12,835         $11,061
12/31/95        $11,518         $14,238         $11,919

                Var US Gov't    LB Aggregate    67LBG/33LBC
                ------------    -------------   -----------
9/30/92         $10,000         $10,000         $10,000
12/31/92        $ 9,890         $10,027         $10,009
12/31/93        $10,800         $11,004         $11,126
12/31/94        $10,364         $10,683         $10,729
12/31/95        $12,360         $12,657         $12,836

                Var Tot Return  Lipper Bal      60 S&P/40 LGC
                --------------  --------------  -------------
12/31/92        $10,000         $10,000         $10,000
12/31/93        $10,970         $10,889         $11,045
12/31/94        $10,557         $10,615         $10,976
12/31/95        $13,055         $13,324         $14,311

                Variable Intl   MSCI EAFE       Lipper Intl
                -------------   ---------       -----------
12/31/92        $10,000         $10,000         $10,000
12/31/93        $12,160         $13,294         $13,410
12/31/94        $12,975         $14,366         $13,315
12/31/95        $14,254         $16,026         $14,711

                Var Glbl Dollar JP Morg Em Bd
                --------------- -------------
5/2/94          $10,000         $10,000
10/31/94        $10,040         $10,590
4/30/95         $10,130         $ 9,833
10/31/95        $11,382         $11,438
12/31/95        $12,101         $12,736

                Var North Am    Leh Aggregate   Leh Int GB
                --------------- --------------  ----------
5/31/94         $10,000         $10,000         $10,000
6/30/94         $ 9,764         $ 9,978         $10,002
9/30/94         $10,020         $10,039         $10,079
12/31/94        $ 8,652         $10,077         $10,069
3/31/95         $ 8,504         $10,585         $10,487
6/30/95         $ 9,299         $11,230         $10,978
9/30/95         $ 9,866         $11,450         $11,148
12/31/95        $10,616         $11,938         $11,520

                Var Utility     S&P500          NYSE Util Indx
                -------------   ---------       --------------
5/10/94         $10,000         $10,000         $10,000
10/31/94        $10,300         $10,631         $ 9,664
4/30/95         $10,630         $11,742         $10,440
10/31/95        $11,552         $13,433         $11,649
12/31/95        $12,096         $14,310         $12,227

                Var Growth      Russell 1000    S&P500
                --------------- --------------  -------
9/30/94         $10,000         $10,000         $10,000
12/31/94        $10,509         $ 9,961         $ 9,998
3/31/95         $11,178         $10,909         $10,971
6/30/95         $12,763         $11,936         $12,017
9/30/95         $13,941         $12,999         $12,971
12/31/95        $14,211         $13,723         $13,751

                Var Worldwide   MSCI EAFE
                -------------   ---------
9/30/94         $10,000         $10,000
12/31/94        $10,100         $ 9,905
3/31/95         $10,261         $10,097
6/30/95         $10,827         $10,178
9/30/95         $11,158         $10,611
12/31/95        $11,198         $11,049

                Var Cons Inv    Lehman Agg      30 SP/70 Leh Ag
                --------------  --------------  ---------------
10/31/94        $10,000         $10,000         $10,000
12/31/94        $10,070         $10,047         $ 9,966
3/31/95         $10,410         $10,553         $10,609
6/30/95         $11,090         $11,196         $11,368
9/30/95         $11,300         $11,416         $11,806
12/31/95        $11,781         $11,902         $12,377

                Var Gro Inv     S&P500          70 SP/30 LAgg
                --------------  --------------  -------------
10/31/94        $10,000         $10,000         $10,000
12/31/94        $ 9,860         $ 9,779         $ 9,859
3/31/95         $10,250         $10,730         $10,680
6/30/95         $10,938         $11,753         $11,591
9/30/95         $11,488         $12,686         $12,314
12/31/95        $11,879         $13,449         $12,996

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

TEN LARGEST HOLDINGS
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


PREMIER GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                   PERCENT OF
COMPANY                                            U.S. $ VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc. ....................      $1,475,150          5.0%
------------------------------------------------------------------------------------------------------------------------
Intel Corp. (common stock and warrants) .....       1,330,394          4.5
------------------------------------------------------------------------------------------------------------------------
Norwest Corp. ...............................         871,200          3.0
------------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co. .........................         871,000          3.0
------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc. .....................         786,250          2.7
------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ...................         719,100          2.5
------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. .........................         709,531          2.4
------------------------------------------------------------------------------------------------------------------------
AirTouch Communications, Inc. ...............         692,125          2.4
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn ..............         682,688          2.3
------------------------------------------------------------------------------------------------------------------------
UAL Corp. ...................................         642,600          2.2
------------------------------------------------------------------------------------------------------------------------
                                                   $8,780,038         30.0%
------------------------------------------------------------------------------------------------------------------------



GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                        U.S. $ VALUE    PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  Goodyear Tire & Rubber Co. ................     $ 1,540,481          3.7%
------------------------------------------------------------------------------------------------------------------------
  PepsiCo, Inc. .............................       1,461,132          3.5
------------------------------------------------------------------------------------------------------------------------
  Nabisco Holdings Corp. ....................       1,384,931          3.3
------------------------------------------------------------------------------------------------------------------------
  Philip Morris Cos., Inc. ..................       1,235,325          3.0
------------------------------------------------------------------------------------------------------------------------
  Travelers, Inc. ...........................       1,188,337          2.8
------------------------------------------------------------------------------------------------------------------------
  U.S. Healthcare, Inc. .....................       1,072,706          2.6
------------------------------------------------------------------------------------------------------------------------
  ALLTEL Corp. ..............................       1,025,125          2.4
------------------------------------------------------------------------------------------------------------------------
  Century Telephone Enterprises, Inc. .......       1,016,000          2.4
------------------------------------------------------------------------------------------------------------------------
  Enron Corp. ...............................         895,937          2.1
------------------------------------------------------------------------------------------------------------------------
  Sprint Corp. ..............................         893,200          2.1
------------------------------------------------------------------------------------------------------------------------
                                                  $11,713,174         27.9%
------------------------------------------------------------------------------------------------------------------------


                                                                  17









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

TEN LARGEST HOLDINGS
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                              U.S. $ VALUE        PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Notes                  $2,203,022            26.7%
------------------------------------------------------------------------------------------------------------------------
  AT & T Corp.                            194,250             2.4
------------------------------------------------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                181,000             2.2
------------------------------------------------------------------------------------------------------------------------
  Goodyear Tire & Rubber Co.              163,350             2.0
------------------------------------------------------------------------------------------------------------------------
  PepsiCo, Inc.                           145,275             1.8
------------------------------------------------------------------------------------------------------------------------
  Travelers, Inc.                         144,612             1.7
------------------------------------------------------------------------------------------------------------------------
  U.S. Healthcare, Inc.                   139,312             1.7
------------------------------------------------------------------------------------------------------------------------
  Atlantic Richfield Co.                  132,900             1.6
------------------------------------------------------------------------------------------------------------------------
  Schering-Plough Corp.                   131,400             1.6
------------------------------------------------------------------------------------------------------------------------
  NationsBank Corp.                       125,325             1.5
------------------------------------------------------------------------------------------------------------------------
                                       $3,560,446            43.2%
------------------------------------------------------------------------------------------------------------------------



INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                                      U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  DDI Corp.                                                        $  286,683                       1.7%
------------------------------------------------------------------------------------------------------------------------
  Sumitomo Bank                                                       254,528                        1.5
------------------------------------------------------------------------------------------------------------------------
  Toyota Corp.                                                        212,106                        1.3
------------------------------------------------------------------------------------------------------------------------
  Fortis Amev N.V.                                                    211,691                        1.3
------------------------------------------------------------------------------------------------------------------------
  Seven Eleven Japan                                                  211,525                        1.3
------------------------------------------------------------------------------------------------------------------------
  Astra AB                                                            200,755                        1.2
------------------------------------------------------------------------------------------------------------------------
  Indostat                                                            199,650                        1.2
------------------------------------------------------------------------------------------------------------------------
  Nomura Securities Co. Ltd.                                          196,126                        1.2
------------------------------------------------------------------------------------------------------------------------
  Sakura Bank Ltd.                                                    190,315                        1.2
------------------------------------------------------------------------------------------------------------------------
  Asahi Bank Ltd.                                                     188,862                        1.1
------------------------------------------------------------------------------------------------------------------------
                                                                   $2,152,241                      13.0%
------------------------------------------------------------------------------------------------------------------------


                                                           18









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

TEN LARGEST HOLDINGS
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


UTILITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                                      U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  AT & T Corp.                                                     $  379,435                       6.1%
------------------------------------------------------------------------------------------------------------------------
  AirTouch Communications, Inc.                                       307,812                        4.9
------------------------------------------------------------------------------------------------------------------------
  Texas Utilities Co.                                                 287,875                        4.6
------------------------------------------------------------------------------------------------------------------------
  MCI Communications Corp.                                            282,825                        4.5
------------------------------------------------------------------------------------------------------------------------
  Public Service Co. of New Mexico                                    260,850                        4.2
------------------------------------------------------------------------------------------------------------------------
  New York State Electric & Gas Corp.                                 253,575                        4.1
------------------------------------------------------------------------------------------------------------------------
  Allegheny Power Systems                                             223,275                        3.6
------------------------------------------------------------------------------------------------------------------------
  Oklahoma Gas & Electric Co.                                         215,000                        3.4
------------------------------------------------------------------------------------------------------------------------
  Pinnacle West Capital Corp.                                         212,750                        3.4
------------------------------------------------------------------------------------------------------------------------
  DSC Communications Corp.                                            199,800                        3.2
------------------------------------------------------------------------------------------------------------------------
                                                                   $2,623,197                      42.0%
------------------------------------------------------------------------------------------------------------------------



GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                                      U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  Cisco Systems, Inc.                                             $ 1,867,187                       4.1%
------------------------------------------------------------------------------------------------------------------------
  Telephone & Data Systems                                          1,694,550                        3.8
------------------------------------------------------------------------------------------------------------------------
  Travelers, Inc.                                                   1,603,312                        3.5
------------------------------------------------------------------------------------------------------------------------
  3Com Corp. (common stock and conv. bond)                          1,347,994                        3.0
------------------------------------------------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                                          1,176,500                        2.6
------------------------------------------------------------------------------------------------------------------------
  Tele-Communications, Inc. Cl.A                                    1,162,356                        2.6
------------------------------------------------------------------------------------------------------------------------
  Argyle Television, Inc.                                           1,148,850                        2.5
------------------------------------------------------------------------------------------------------------------------
  Westinghouse Electric Corp.                                       1,122,000                        2.5
------------------------------------------------------------------------------------------------------------------------
  Nokia Corp. (ADR)                                                 1,088,500                        2.4
------------------------------------------------------------------------------------------------------------------------
  National Semiconductor Corp.                                      1,076,900                        2.4
------------------------------------------------------------------------------------------------------------------------
                                                                  $13,288,149                      29.4%
------------------------------------------------------------------------------------------------------------------------


                                                           19









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

TEN LARGEST HOLDINGS
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


WORLDWIDE PRIVATIZATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                                      U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  Pharmacia & Upjohn, Inc.                                         $  155,000                       2.6%
------------------------------------------------------------------------------------------------------------------------
  East Japan Railway Co.                                              145,859                        2.5
------------------------------------------------------------------------------------------------------------------------
  Korea Mobile Telecommunications Corp.                               134,850                        2.3
------------------------------------------------------------------------------------------------------------------------
  Indostat                                                            127,050                        2.1
------------------------------------------------------------------------------------------------------------------------
  Lufthansa                                                           123,911                        2.1
------------------------------------------------------------------------------------------------------------------------
  Viag AG                                                             120,251                        2.0
------------------------------------------------------------------------------------------------------------------------
  Renault SA                                                          115,173                        1.9
------------------------------------------------------------------------------------------------------------------------
  TAB Corp. Holdings Ltd.                                              98,856                        1.7
------------------------------------------------------------------------------------------------------------------------
  Telecomunicacoes Brasileras SA (ADR)                                 91,489                        1.5
------------------------------------------------------------------------------------------------------------------------
  Industrial Finance of Thailand                                       84,855                        1.4
------------------------------------------------------------------------------------------------------------------------
                                                                   $1,197,294                      20.1%
------------------------------------------------------------------------------------------------------------------------



CONSERVATIVE INVESTORS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                                      U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Bonds                                              $2,528,631                      34.1%
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Notes                                                 878,812                       11.8
------------------------------------------------------------------------------------------------------------------------
  Nynex Corp.                                                          70,200                         .9
------------------------------------------------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                                             54,300                         .7
------------------------------------------------------------------------------------------------------------------------
  Gillette Co.                                                         52,125                         .7
------------------------------------------------------------------------------------------------------------------------
  General Electric Co.                                                 50,400                         .7
------------------------------------------------------------------------------------------------------------------------
  Pfizer, Inc.                                                         50,400                         .7
------------------------------------------------------------------------------------------------------------------------
  Bank of New York Co., Inc.                                           48,750                         .7
------------------------------------------------------------------------------------------------------------------------
  General Reinsurance Corp.                                            46,500                         .6
------------------------------------------------------------------------------------------------------------------------
  American Express Co.                                                 41,375                         .6
------------------------------------------------------------------------------------------------------------------------
                                                                   $3,821,493                      51.5%
------------------------------------------------------------------------------------------------------------------------


                                                           20








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

TEN LARGEST HOLDINGS
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


GROWTH INVESTORS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
  COMPANY                                                      U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Notes                                              $  622,222                      12.5%
------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Bonds                                                 601,943                       12.1
------------------------------------------------------------------------------------------------------------------------
  General Reinsurance Corp.                                           155,000                        3.1
------------------------------------------------------------------------------------------------------------------------
  Bank of New York Co., Inc.                                          146,250                        2.9
------------------------------------------------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                                            135,750                        2.7
------------------------------------------------------------------------------------------------------------------------
  Gillette Co.                                                        130,312                        2.6
------------------------------------------------------------------------------------------------------------------------
  Medtronic, Inc.                                                     111,750                        2.3
------------------------------------------------------------------------------------------------------------------------
  Nynex Corp.                                                          91,800                        1.8
------------------------------------------------------------------------------------------------------------------------
  American Express Co.                                                 82,750                        1.7
------------------------------------------------------------------------------------------------------------------------
  Pfizer, Inc.                                                         81,900                        1.7
------------------------------------------------------------------------------------------------------------------------
                                                                   $2,159,677                      43.4%
------------------------------------------------------------------------------------------------------------------------


                                                           21








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

INDUSTRY DIVERSIFICATION
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                               U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  Basic Industries                                                $ 1,156,083                    7.0%
------------------------------------------------------------------------------------------------------------------------
  Capital Goods                                                       713,901                     4.3
------------------------------------------------------------------------------------------------------------------------
  Consumer Manufacturing                                            1,651,317                    10.0
------------------------------------------------------------------------------------------------------------------------
  Consumer Services                                                 1,566,266                     9.5
------------------------------------------------------------------------------------------------------------------------
  Consumer Staples                                                  1,984,123                    12.0
------------------------------------------------------------------------------------------------------------------------
  Energy                                                              372,431                     2.3
------------------------------------------------------------------------------------------------------------------------
  Financial Services                                                4,433,041                    26.8
------------------------------------------------------------------------------------------------------------------------
  Healthcare                                                          487,091                     2.9
------------------------------------------------------------------------------------------------------------------------
  Multi-Industry                                                      420,412                     2.5
------------------------------------------------------------------------------------------------------------------------
  Technology                                                          335,340                     2.0
------------------------------------------------------------------------------------------------------------------------
  Transportation                                                      294,330                     1.8
------------------------------------------------------------------------------------------------------------------------
  Utilities                                                         1,919,739                    11.6
------------------------------------------------------------------------------------------------------------------------
  Time Deposit                                                      1,426,000                     8.6
------------------------------------------------------------------------------------------------------------------------
  Total Investments                                                16,760,074                   101.3
------------------------------------------------------------------------------------------------------------------------
  Cash and receivables, net of liabilities                          (218,439)                   (1.3)
------------------------------------------------------------------------------------------------------------------------
  Net Assets                                                      $16,541,635                  100.0%
------------------------------------------------------------------------------------------------------------------------


                                                           22








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

INDUSTRY DIVERSIFICATION
DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------


WORLDWIDE PRIVATIZATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                               U.S. $ VALUE              PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
  Basic Industries                                                $   316,133                    5.3%
------------------------------------------------------------------------------------------------------------------------
  Capital Goods                                                        82,552                     1.4
------------------------------------------------------------------------------------------------------------------------
  Consumer Manufacturing                                              176,830                     3.0
------------------------------------------------------------------------------------------------------------------------
  Consumer Services                                                   386,400                     6.5
------------------------------------------------------------------------------------------------------------------------
  Consumer Staples                                                    111,212                     1.9
------------------------------------------------------------------------------------------------------------------------
  Energy                                                              233,759                     3.9
------------------------------------------------------------------------------------------------------------------------
  Financial Services                                                  619,372                    10.4
------------------------------------------------------------------------------------------------------------------------
  Healthcare                                                          288,649                     4.8
------------------------------------------------------------------------------------------------------------------------
  Multi-Industry                                                      300,537                     5.0
------------------------------------------------------------------------------------------------------------------------
  Technology                                                           58,402                     1.0
------------------------------------------------------------------------------------------------------------------------
  Transportation                                                      145,859                     2.5
------------------------------------------------------------------------------------------------------------------------
  Utilities                                                         1,264,579                    21.3
------------------------------------------------------------------------------------------------------------------------
  Time Deposit                                                      1,965,000                    33.0
------------------------------------------------------------------------------------------------------------------------
  Total Investments                                                 5,949,284                   100.0
------------------------------------------------------------------------------------------------------------------------
  Cash and receivables, net of liabilities                            (2,510)                     0.0
------------------------------------------------------------------------------------------------------------------------
  Net Assets                                                       $5,946,774                  100.0%
------------------------------------------------------------------------------------------------------------------------


                                                           23








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                     SHARES   U.S.$ VALUE
                                     ------   -----------
COMMON STOCKS AND
   OTHER INVESTMENTS--75.3%
CONSUMER SERVICES--17.3%
AIRLINES--4.5%
KLM Royal Dutch Airlines .........    8,629    $  304,172
Northwest Airlines Corp. Cl.A ....... 7,400       376,938
UAL Corp.* .......................... 3,600       642,600
                                               ----------
                                                1,323,710
                                               ----------
BROADCASTING &
   CABLE--6.0%
AirTouch Communications, Inc.* ......24,500       692,125
Cox Communications, Inc. Cl.A .......11,600       226,200
Liberty Media Group Cl.A* ........... 8,625       231,258
Tele-Communications, Inc. Cl.A* .....30,500       608,093
                                               ----------
                                                1,757,676
                                               ----------
ENTERTAINMENT &
   LEISURE--3.8%
ITT Corp............................ 10,600      561,800
Walt Disney Co......................  9,100      536,900
                                              ----------
                                               1,098,700
                                              ----------
RESTAURANTS &
   LODGING--1.9%
McDonald's Corp..................... 12,200      550,525
                                              ----------

RETAILING--1.1%
Home Depot, Inc.....................  7,033      336,705
                                              ----------
                                               5,067,316
                                              ----------
CONSUMER STAPLES--8.7%
COSMETICS--1.0%
Gillette Co.........................  5,800      302,325
                                             -----------

FOOD--2.6%
Coca-Cola Co........................  2,400      178,200
PepsiCo, Inc........................ 10,300      575,512
                                             -----------
                                                 753,712
                                             -----------
TOBACCO--5.1%
Philip Morris Cos., Inc............. 16,300    1,475,150
                                             -----------
                                               2,531,187
                                             -----------
FINANCE--18.0%
BANKING & CREDIT--8.8%
Citicorp............................  4,900      329,525
First Bank Systems, Inc. ...........  6,400      317,600
First Chicago NBD Corp. ............ 11,251      444,414
First Interstate Bancorp ...........  1,600      218,400
NationsBank Corp....................  5,500      382,938
Norwest Corp........................ 26,400      871,200
                                             -----------
                                               2,564,077
                                             -----------
BROKERAGE & MONEY
   MANAGEMENT--2.4%
Merrill Lynch & Co., Inc. .......... 14,100  $   719,100
                                            ------------

INSURANCE--3.3%
American International Group, Inc. .  4,300      397,750
General Reinsurance Corp. ..........  1,800      279,000
ITT Hartford Group, Inc. ...........  6,100      295,087
                                           -------------
                                                 971,837
                                           -------------
MORTGAGE BANKING--2.3%
Federal National Mortgage Assn. ....  5,500      682,688
                                           -------------





OTHER--1.2%
MBNA Corp. .........................  9,200      339,250
                                           -------------
                                               5,276,952
                                           -------------
HEALTH CARE--7.4%
DRUGS--4.0%
Amgen, Inc.*........................  7,600      450,775
Merck & Co., Inc....................  5,800      381,350
Pfizer, Inc.........................  5,300      333,900
                                             -----------
                                               1,166,025
                                             -----------
MEDICAL SERVICES--3.4%
Columbia/HCA Healthcare Corp. ......  8,600      436,450
United Healthcare Corp. ............  8,700      569,850
                                           -------------
                                               1,006,300
                                           -------------
                                               2,172,325
                                           -------------
TECHNOLOGY--22.0%
COMMUNICATIONS
   EQUIPMENT--5.2%
Cisco Systems, Inc.*................  9,500      709,531
Ericsson (L.M.) Telephone Co. ...... 10,990      214,305
Nokia Corp. (ADR)................... 15,100      587,013
                                             -----------
                                               1,510,849
                                             -----------
COMPUTER HARDWARE--4.4%
Compaq Computer Corp.* .............  8,700      417,600
Hewlett-Packard Co. ................ 10,400      871,000
                                           -------------
                                               1,288,600
                                           -------------
COMPUTER SOFTWARE &
   SERVICES--4.2%
First Data Corp.....................  3,700      247,437
General Motors Corp. Cl.E ..........  5,500      286,000
Microsoft Corp.*....................  4,800      421,500
Oracle Corp.*.......................  6,600      279,675
                                             -----------
                                               1,234,612
                                             -----------
SEMI-CONDUCTORS &
   RELATED--8.2%
Applied Materials, Inc.*............ 20,000      786,250

                                24






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                    SHARES OR
                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S.$ VALUE
                                   ---------- -----------
Intel Corp. ........................  3,500  $   198,844
   warrants expiring 3/14/98*        42,400    1,131,550
Micron Technology, Inc. ............  7,600      301,150
                                           -------------
                                               2,417,794
                                           -------------
                                               6,451,855
                                           -------------
UTILITIES--1.9%
TELEPHONE--1.9%
AT & T Corp.........................  6,800      440,300
MCI Communications Corp. ...........  3,800       99,513
                                            ------------
                                                 539,813
                                            ------------
Total Common Stocks and
   Other Investments
   (cost $18,722,128) ..............          22,039,448
                                            ------------

SHORT-TERM INVESTMENTS--150.0%
TIME DEPOSIT--39.6%
State Street Bank and Trust Co.
   5.50%, 1/02/96...................$11,594   11,594,000
                                             -----------

COMMERCIAL PAPER--110.4%
American Express Co.
   5.60%, 1/02/96...................  5,005    5,004,221
AT & T Capital Corp.
   5.78%, 1/02/96...................  3,465    3,464,443

                                    PRINCIPAL
                                     AMOUNT
                                      (000)
                                    ---------
Exxon Imperial U.S. Inc.
   5.85%, 1/02/96................... $3,465  $ 3,464,437
Ford Motor Credit Corp.
   5.85%, 1/02/96...................  5,005    5,004,187
General Electric Capital Corp.
   5.95%, 1/02/96...................  5,003    5,002,173
Goldman Sachs Group L.P.
   6.10%, 1/02/96...................  3,465    3,464,413
Nestle Capital Corp.
   5.80%, 1/02/96...................  3,465    3,464,442
Prudential Funding
   5.80%, 1/02/96...................  3,465    3,464,442
                                             -----------
                                              32,332,758
                                             -----------
Total Short-Term Investments
   (amortized cost $43,926,758) ....          43,926,758
                                             -----------

TOTAL INVESTMENTS--225.3%
   (cost $62,648,886)...............          65,966,206
Other assets less liabilities--(125.3%)      (36,687,912)
                                             -----------

NET ASSETS--100.0%..................         $29,278,294
                                             ===========





------------------------------------------------------------------------------------------------------------------------


*   Non-income producing security.
    See Notes to Financial Statements.

                                                           25








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S.$ VALUE
                                   ---------- -----------
BELGIUM--9.5%
GOVERNMENT/AGENCY--9.5%
Kingdom of Belgium
   6.25%, 10/06/03 .......... DEM       850  $   604,688
   7.25%, 4/29/04 ........... BFR    14,000      497,397
                                             -----------

Total Belgian Securities
   (cost $1,088,820).........                  1,102,085
                                             -----------

DENMARK--4.1%
GOVERNMENT/AGENCY--4.1%
Kingdom of Denmark
   8.00%, 5/15/03 ........... DKK     1,000      191,464
   9.00%, 11/15/00 ..........         1,400      280,504
                                             -----------

Total Danish Securities
   (cost $412,880) ..........                    471,968
                                             -----------

FINLAND--4.5%
GOVERNMENT/AGENCY--4.5%
Government of Finland
   9.50%, 3/15/04
   (cost $535,477) .......... FIM     2,000      524,348
                                             -----------

IRELAND--4.4%
GOVERNMENT/AGENCY--4.4%
Republic of Ireland
   8.00%, 10/18/00
   (cost $487,385) .......... IEP       300      504,803
                                             -----------

ITALY--4.6%
GOVERNMENT/AGENCY--4.6%
Republic of Italy
   10.50%, 4/01/05
   (cost $504,652) ......... LIRA   850,000      531,958
                                             -----------

JAPAN--8.4%
CORPORATE OBLIGATIONS--8.4%
Export Import Bank of Japan
   4.375%, 10/01/03 ......... JPY    55,000      585,290
International Bank for
   Reconstruction & Development
   4.50%, 6/20/00 ...........        35,000      378,602
                                             -----------

Total Japanese Securities
   (cost $978,240) ..........                $   963,892
                                             -----------

SPAIN--9.1%
GOVERNMENT/AGENCY--9.1%
Government of Spain
   11.30%, 1/15/02           ESP     60,000      530,256
Kingdom of Spain
   8.00%, 5/30/04 ...........        70,000      523,124
                                             -----------

Total Spanish Securities
   (cost $1,029,689).........                  1,053,380
                                             -----------

SWEDEN--4.9%
GOVERNMENT/AGENCY--4.9%
Kingdom of Sweden
   10.25%, 5/05/03
   (cost $505,309)........... SEK     3,400      564,897
                                             -----------







UNITED KINGDOM--4.8%
GOVERNMENT/AGENCY--4.8%
U.K. Treasury
   8.00%, 6/10/03
   (cost $545,235) .......... GBP       340      551,958
                                             -----------

UNITED STATES--42.4%
GOVERNMENT/AGENCY--41.3%
U.S. Treasury Notes
   6.375%, 8/15/02 (a)....... US$     2,150    2,254,469
   7.875%, 8/15/01 ..........         2,250    2,512,957
                                             -----------
                                               4,767,426
                                             -----------
TIME DEPOSIT--1.1%
State Street Bank and Trust Co.
   5.4375%, 1/02/96 .........           133      133,000
                                             -----------

Total United States Securities
   (cost $4,774,643) ........                  4,900,426
                                             -----------

TOTAL INVESTMENTS--96.7%
   (cost $10,862,330)........                 11,169,715
Other assets less liabilities--3.3%              383,262
                                             -----------
NET ASSETS--100.0%............               $11,552,977
                                             ===========



------------------------------------------------------------------------------------------------------------------------


(a)  Security segregated to collateralize forward exchange currency contracts with an aggregate market value of $2,254,469. See Notes to Financial
     Statements.
                                                           26








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                     SHARES   U.S.$ VALUE
COMMON STOCKS--84.3%
BASIC INDUSTRIES--5.5%
CHEMICALS--4.1%
Monsanto Co. .......................  6,700  $   820,750
Rohm & Haas Co. ....................  2,750      177,031
Union Carbide Corp. ................ 19,100      716,250
                                             -----------
                                               1,714,031
                                             -----------
POLLUTION CONTROL--1.4%
WMX Technologies, Inc. ............. 20,400      609,450
                                             -----------
                                               2,323,481
                                             -----------
CAPITAL GOODS--4.2%
ELECTRICAL EQUIPMENT--1.4%
General Electric Co. ...............  8,200      590,400
                                             -----------

MACHINERY--2.8%
Allied-Signal, Inc..................  7,000      332,500
BWIP Holdings, Inc. Cl.A............ 18,450      299,812
Coltec Industries, Inc.* ........... 36,950      429,544
Giddings & Lewis, Inc., Wisconsin...  7,800      127,725
                                             -----------
                                               1,189,581
                                             -----------
                                               1,779,981
                                             -----------
CONSUMER
   MANUFACTURING--3.7%
AUTO & RELATED--3.7%
Goodyear Tire & Rubber Co. ......... 33,950    1,540,481
                                            ------------

CONSUMER SERVICES--8.6%
BROADCASTING &
   CABLE--3.1%
Comcast Corp. Cl.A SPL .............  9,900      180,056
Liberty Media Group Cl.A*........... 14,000      375,375
Tele-Communications, Inc. Cl.A*..... 20,000      398,750
Vodafone Group PLC (ADR)............  9,450      333,113
                                             -----------
                                               1,287,294
                                             -----------
ENTERTAINMENT &
   LEISURE--0.8%
Eastman Kodak Co....................  5,100      341,700
                                             -----------

RETAILING--4.7%
Federated Department Stores, Inc.*.. 12,650      347,875
Kroger Co.*.........................  9,050      339,375
Lowes Cos., Inc..................... 24,950      835,825
Nordstrom, Inc......................  7,500      302,812
Pep Boys Manny, Moe & Jack..........  5,900      151,188
                                             -----------
                                               1,977,075
                                             -----------
                                               3,606,069
                                             -----------

CONSUMER STAPLES--11.6%
FOOD--8.6%
Campbell Soup Co.................... 13,000  $   780,000
Nabisco Holdings Corp............... 42,450    1,384,931
PepsiCo, Inc........................ 26,150    1,461,132
                                             -----------
                                               3,626,063
                                             -----------




TOBACCO--3.0%
Philip Morris Cos., Inc............. 13,650    1,235,325
                                             -----------
                                               4,861,388
                                             -----------
ENERGY--4.8%
DOMESTIC INTEGRATED--1.0%
Atlantic Richfield Co...............  3,700      409,775
                                             -----------

DOMESTIC PRODUCERS--0.8%
Renaissance Energy Ltd.* ..........  13,500      336,141
                                             -----------

OIL & GAS SERVICES--0.9%
Western Atlas, Inc.*................  7,350      371,175
                                             -----------

PIPELINES--2.1%
Enron Corp.......................... 23,500      895,937
                                             -----------
                                               2,013,028
                                             -----------
FINANCE--11.1%
BANKING & CREDIT--5.6%
BankAmerica Corp....................  5,600      362,600
First Chicago NBD Corp. ............ 17,648      697,096
Fleet Financial Group, Inc.......... 18,100      737,575
NationsBank Corp....................  7,750      539,594
                                             -----------
                                               2,336,865
                                             -----------
BROKERAGE & MONEY
   MANAGEMENT--1.2%
Merrill Lynch & Co., Inc. .......... 10,200      520,200
                                             -----------

INSURANCE--4.3%
Allstate Corp....................... 15,150      621,150
Travelers, Inc...................... 18,900    1,188,337
                                             -----------
                                               1,809,487
                                             -----------
                                               4,666,552
                                             -----------
HEALTH CARE--9.7%
BIOTECHNOLOGY--1.3%
Centocor, Inc....................... 17,600      545,600
                                             -----------

DRUGS--4.3%
AB Astra (ADR)...................... 14,400      575,807
Lilly (Eli) & Co....................  8,498      478,013
Schering-Plough Corp................ 13,650      747,337
                                             -----------
                                               1,801,157
                                             -----------

                                27





ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                SHARES  U.S.$ VALUE
                                ------   -----------
MEDICAL SERVICES--4.1%
Columbia/HCA Healthcare Corp.   13,200   $  669,900
U.S. Healthcare, Inc. .......   23,100    1,072,706
                                         ----------
                                          1,742,606
                                         -----------
                                          4,089,363
                                         -----------
TECHNOLOGY--12.8%
AEROSPACE & DEFENSE--1.6%
Boeing Co. ..................    4,250      333,094
General Motors Corp. Cl.H ...    7,150      351,244
                                         ----------
                                            684,338
                                         -----------
COMMUNICATIONS
   EQUIPMENT--4.9%
DSC Communications Corp.* ...   18,000      666,000
General Instrument Corp.* ...   27,550      643,981
Nokia Corp. (ADR) ...........   18,800      730,850
                                         ----------
                                          2,040,831
                                         -----------
COMPUTER HARDWARE--2.6%
Compaq Computer Corp.* ......    7,050      338,400
International Business
   Machines Corp. ...........    8,050      738,588
                                         ----------
                                          1,076,988
                                         -----------
SEMI-CONDUCTORS &
   RELATED--3.7%
Intel Corp. .................   14,800      840,825
National Semiconductor Corp.*   32,373      720,299
                                         ----------
                                          1,561,124
                                         -----------
                                          5,363,281
                                         -----------
TRANSPORTATION--0.9%
TRUCKING--0.9%
Xtra Corp. ..................    9,000      382,500
                                         ----------

UTILITIES--11.4%
ELECTRIC & GAS--2.4%
FPL Group, Inc. .............    6,650      308,394
Houston Industries, Inc. ....   15,100      366,175
Portland General Corp. ......   11,900      346,587
                                         ----------
                                          1,021,156
                                         -----------

                               SHARES OR
                               PRINCIPAL
                                AMOUNT
                                 (000)
                             -----------
TELEPHONE--9.0%
ALLTEL Corp. ................   34,750   $1,025,125
AT & T Corp. ................   12,700      822,325
Century Telephone
   Enterprises, Inc. ........   32,000    1,016,000
Sprint Corp. ................   22,400      893,200
                                         ----------
                                          3,756,650
                                         -----------
                                          4,777,806
                                         -----------
Total Common Stocks
   (cost $30,937,072) .......            35,403,930
                                         ----------








SHORT-TERM INVESTMENTS--101.4%
U.S. GOVERNMENT
   OBLIGATIONS--79.5%
Federal Agricultural
   Mortgage Corp. ...........
   5.45%, 1/02/96 .............. 3,400    3,399,485
Federal Home Loan Bank
   5.75%, 1/02/96 ...........   10,000    9,998,403
Federal Home Loan Mortgage Corp.
   5.75%, 1/02/96 ...........   10,000    9,998,403
Student Loan Marketing Assn .
   5.65%, 1/02/96 ...........   10,000    9,998,431
                                         ----------
                                         33,394,722
                                         -----------
COMMERCIAL PAPER--21.9%
American Express Co. ........
   5.65%, 1/02/96 ...........    9,200    9,198,556
                                         ----------

Total Short-Term Investments
   (amortized cost $42,593,278)          42,593,278
                                         ----------

TOTAL INVESTMENTS--185.7%
   (cost $73,530,350) .......            77,997,208
Other assets less liabilities--(85.7%)  (36,004,380)
                                         -----------

NET ASSETS--100.0% ..........           $41,992,828
                                         ==========

------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.
    See Notes to Financial Statements.

                                                           28










ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                    PRINCIPAL
                                     AMOUNT
                                     (000)       U.S.$ VALUE
                                   ----------   -----------
AUSTRALIA--3.5%
GOVERNMENT/AGENCY--3.5%
Commonwealth of Australia
   7.00%, 8/15/98 (a)
   (cost $111,897)  .......  AUD      150        $ 110,494
                                                 ----------

CANADA--1.7%
GOVERNMENT/AGENCY--1.7%
Government of Canada
   6.50%, 9/01/98 (a)
   (cost $53,412) .......   CAD       75           55,414
                                               -----------

DENMARK--7.5%
GOVERNMENT/AGENCY--7.5%
Kingdom of Denmark
   9.00%, 11/15/98 (a)
   (cost $236,626).........  DKK    1,200          235,418
                                               -----------

FRANCE--2.6%
GOVERNMENT/AGENCY--2.6%
Government of France
   5.75%, 11/12/98 (a)
   (cost $82,319) .........  FRF      400           82,671
                                               -----------

GERMANY--7.1%
GOVERNMENT/AGENCY--7.1%
Federal Republic of Germany
   6.875%, 12/02/98 (a)
   (cost $223,648) ........  DEM      300          223,876
                                               -----------

IRELAND--4.4%
GOVERNMENT/AGENCY--4.4%
Republic of Ireland
   9.75%, 6/01/98 (a)
   (cost $137,617) ........  IEP       80          138,264
                                               -----------

NEW ZEALAND--8.5%
GOVERNMENT/AGENCY--8.5%
New Zealand Treasury Bonds
   10.00%, 7/15/97 (a)
   (cost $278,005) ........  NZD      400       $  268,698
                                                -----------

SPAIN--8.0%
GOVERNMENT/AGENCY--8.0%
Kingdom of Spain
   9.90%, 10/31/98 (a)
   (cost $245,397) ........  ESP   30,000          251,674
                                                ----------








UNITED KINGDOM--3.3%
GOVERNMENT/AGENCY--3.3%
U.K. Treasury
   7.25%, 3/30/98 (a)
   (cost $103,521) ........  GBP       65          102,840
                                                ----------

UNITED STATES--290.0%
TIME DEPOSIT--290.0%
State Street Bank and Trust Co.
   5.50%, 1/02/96
   (amortized cost
   $9,140,000).............  US$    9,140        9,140,000
                                               -----------

TOTAL INVESTMENTS--336.6%
   (cost $10,612,442)                           10,609,349
Other assets less liabilities--(236.6%)         (7,457,271)
                                               -----------
NET ASSETS--100.0%..........                    $3,152,078
                                                ==========


------------------------------------------------------------------------------------------------------------------------
(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $1,469,349.
    See Notes to Financial Statements.

                                                           29









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                               SHARES OR
                               PRINCIPAL
                                AMOUNT
                                (000)    U.S.$ VALUE
                              ---------- -----------
PREFERRED STOCKS--0.3%
FINANCE--0.3%
Banesto Holdings Ltd. cv. pfd.
   Series A 10.50% (a)
   (cost $49,725) ...........    1,800   $   55,215
                                         ----------

CORPORATE OBLIGATIONS--20.3%
ASSET BACKED--0.6%
MBNA Master Credit Card
   Trust Cl.A
   5.40%, 9/15/00 ...........   $  100       99,531
                                         ----------

FINANCE--18.5%
Abbey National Plc
   6.69%, 10/17/05 ..........      500      518,915
BankAmerica Corp. ...........
   7.20%, 4/15/06 ...........      100      106,531
Farmers Insurance Exchange
   8.625%, 5/01/24 (a) ......      250      250,668
General Motors Acceptance Corp.
   7.125%, 6/01/99 ..........      500      519,205
Goldman Sachs Group L.P. ....
   7.25%, 10/01/05 ..........      500      523,450
Merrill Lynch & Co., Inc. ...
   6.25%, 10/15/08 ..........      531      519,780
St. George Bank Ltd. ........
   7.15%, 10/15/05 ..........      500      517,530
TCI Communications, Inc. ....
   8.75%, 8/01/15 ...........      100      110,867
Wachovia Corp. ..............
   6.375%, 4/15/03 ..........       75       76,442
                                         ----------
                                          3,143,388
                                         -----------
YANKEES--1.2%
Republic of Italy
   6.875%, 9/27/23 ..........      200      195,310
                                         ----------

Total Corporate Obligations
   (cost $3,236,031) ........             3,438,229
                                         ----------

U.S. GOVERNMENT
   OBLIGATIONS--65.1%
U.S. TREASURY SECURITIES--42 9%
U.S. Treasury Bonds
   7.125%, 2/15/23 (b) ......      685      783,256

   7.625%, 2/15/25 .............   670      819,283
   11.25%, 2/15/15 ..........      500      800,390
U.S. Treasury Notes
   7.125%, 9/30/99 ..........    2,380    2,523,538
   7.25%, 8/15/04 ...........    1,790    1,990,533
   7.75%, 3/31/96 ...........      350      352,023
                                         ----------
                                          7,269,023
                                         -----------
FEDERAL AGENCY-MORTGAGES--4.6%
Federal Home Loan Mortgage Corp./
   Government National Mortgage Assn.
   4.75%, 7/25/11 ...........      400      394,124
Government National Mortgage Assn.
   7.00%, 7/15/23 ...........       88       88,577
   8.00%, 1/15/24 ...........      135      140,255
   9.00%, 9/15/24 ...........      146      154,321
                                         ----------
                                            777,277
                                         -----------




FEDERAL AGENCY--17.6%
AID - Israel
   8.00%, 11/15/01 ..........      200      222,884
Federal Home Loan Bank
   7.26%, 9/06/01 ...........      300      323,109
Federal Home Loan Mortgage Corp.
   6.13%, 8/19/99 ...........      200      204,062
Federal National Mortgage Assn.
   6.05%, 1/12/98 ...........      100      101,344
   6.85%, 4/05/04 ...........      100      106,656
Overseas Private Investment Corp.
   6.08%, 8/15/04 ...........    1,000    1,012,780
Student Loan Marketing Assn .
   6.05%, 9/14/00 ...........    1,000    1,018,280
                                         ----------
                                          2,989,115
                                         -----------
Total U.S. Government Obligations
   (cost $10,684,602)...........         11,035,415
                                        -----------

SOVEREIGN DEBT
   OBLIGATIONS--12.4%
AUSTRALIA--3.5%
Commonwealth of Australia
   10.00%, 10/15/07 (b)..... AUD   700      586,675
                                        -----------

CANADA--4.8%
Government of Canada
   8.75%, 12/01/05 (b) .... CAD 1,000       818,491
                                        -----------

                                30






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S.$ VALUE
                                    --------  -----------
GERMANY--4.1%
Federal Republic of Germany
   7.375%, 1/03/05.............. DEM    900  $   685,619
                                             -----------

Total Sovereign Debt Obligations
   (cost $2,055,124) ...........               2,090,785
                                             -----------

SHORT-TERM INVESTMENTS--3.4%
TIME DEPOSIT--3.4%
State Street Bank and Trust Co.
   5.50%, 1/02/96
   (amortized cost $573,000) ...        $573     573,000
                                              ----------

TOTAL INVESTMENTS--101.5%
   (cost $16,598,482)...............         $17,192,644
Other assets less liabilities--(1.5%)           (246,125)
                                              -----------

NET ASSETS--100.0%...................        $16,946,519
                                             ===========


------------------------------------------------------------------------------------------------------------------------


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1995, the aggregate market value of these securities amounted to $305,883 or 1.8% of net assets.

(b) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $2,188,422. See Notes to Financial
     Statements.

                                                           31







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                 SHARES   U.S.$ VALUE
COMMON STOCKS--59.0%
BASIC INDUSTRIES--3.8%
CHEMICALS--2.4%
Monsanto Co. ................      130   $   15,925
Morton International, Inc. ..    1,300       46,637
Rohm & Haas Co. .............      700       45,063
Union Carbide Corp. .........    2,400       90,000
                                         ----------
                                            197,625
                                         ----------
METALS & MINING--0.2%
Alumax, Inc* ................      600       18,375
                                         ----------

PAPER & FOREST
   PRODUCTS--1.0%
Kimberly Clark Corp. ........    1,000       82,750
                                         ----------

OTHER--0.2%
Alco Standard Corp. .........      400       18,250
                                         ----------
                                            317,000
                                         ----------
CAPITAL GOODS--3.4%
ELECTRICAL EQUIPMENT--1.3%
General Electric Co. ........    1,500      108,000
                                         ----------

MACHINERY--1.2%
Allied-Signal, Inc. .........    2,000       95,000
Paccar, Inc. ................      100        4,212
                                         ----------
                                             99,212
                                         ----------
POLLUTION CONTROL--0.9%
WMX Technologies, Inc. ......    2,500       74,688
                                         ----------
                                            281,900
                                         ----------
CONSUMER
   MANUFACTURING--2.7%
AUTO & RELATED--2.7%
Goodyear Tire & Rubber Co. ..    3,600      163,350
Magna International, Inc.* ..    1,400       60,550
                                         ----------
                                            223,900
                                         ----------
CONSUMER SERVICES--8.2%
BROADCASTING &
   CABLE--1.4%
AirTouch Communications, Inc.    3,500       98,875
Cox Communications, Inc. Cl.A      900       17,550
                                         ----------
                                            116,425
                                         ----------
ENTERTAINMENT &
   LEISURE--2.5%
Carnival Corp. Cl.A .........    3,900       95,062
Eastman Kodak Co. ...........      900       60,300
ITT Corp. ...................      200       10,600
Walt Disney Co. .............      700       41,300
                                         ----------
                                            207,262
                                         ----------
RESTAURANTS &
   LODGING--1.6%
McDonald's Corp. ............    1,200       54,150
Wendy's International, Inc. .    3,600   $   76,500
                                         ----------
                                            130,650
                                         ----------




RETAILING--2.7%
Federated Department Stores,
 Inc*........................    3,300       90,750
Lowes Cos., Inc. ............    2,500       83,750
May Department Stores Co. ...      800       33,800
Pep Boys Manny, Moe & Jack ..      400       10,250
                                         ----------
                                            218,550
                                         ----------
                                            672,887
                                         ----------
CONSUMER STAPLES--6.4%
COSMETICS--1.0%
Gillette Co. ................    1,500       78,188
                                         ----------

FOOD--2.9%
Campbell Soup Co. ...........    1,600       96,000
PepsiCo, Inc. ...............    2,600      145,275
                                         ----------
                                            241,275
                                         ----------
HOUSEHOLD PRODUCTS--0.3%
Colgate-Palmolive Co. .......      400       28,100
                                         ----------

TOBACCO--2.2%
Philip Morris Cos., Inc. ....    2,000      181,000
                                         ----------
                                            528,563
                                         ----------
ENERGY--3.5%
DOMESTIC INTEGRATED--1.6%
Atlantic Richfield Co. ......    1,200      132,900
                                         ----------

OIL & GAS SERVICES--0.4%
Western Atlas, Inc.* ........      600       30,300
                                         ----------

PIPELINES--1.5%
Enron Corp. .................    3,200      122,000
                                         ----------
                                            285,200
                                         ----------
FINANCE--10.7%
BANKING & CREDIT--4.4%
BankAmerica Corp. ...........      900       58,275
First Chicago NBD Corp. .....    2,672      105,544
MBNA Corp. ..................    1,500       55,312
NationsBank Corp. ...........    1,800      125,325
Republic New York Corp. .....      300       18,638
                                         ----------
                                            363,094
                                         ----------
BROKERAGE & MONEY
   MANAGEMENT--1.4%
Merrill Lynch & Co., Inc. ...    2,200      112,200
                                         ----------

INSURANCE--3.3%
American International Group,
 Inc ........................      900       83,250
ITT Hartford Group, Inc. ....      100        4,838
PMI Group, Inc. .............      800       36,200
Travelers, Inc. .............    2,300      144,612
                                         ----------
                                            268,900
                                         ----------

                                32






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                SHARES   U.S.$ VALUE
                                ------   -----------
MORTGAGE BANKING--0.4%
Federal National Mortgage Assn.    300   $   37,237
                                         ----------

OTHER--1.2%
Dean Witter, Discover & Co. .    2,200      103,400
                                         ----------
                                            884,831
                                         ----------
HEALTH CARE--9.3%
BIOTECHNOLOGY--0.3%
Centocor, Inc. ..............      900       27,900
                                         ----------

DRUGS--4.2%
Bristol-Myers Squibb Co. ....    1,100       94,463
Lilly (Eli) & Co. ...........    2,100      118,125
Schering-Plough Corp. .......    2,400      131,400
                                         ----------
                                            343,988
                                         ----------
MEDICAL SERVICES--4.8%
Columbia/HCA Healthcare Corp.    2,400      121,800
Healthsource, Inc.* .........      800       28,800
U.S. Healthcare, Inc. .......    3,000      139,312
United Healthcare Corp. .....    1,100       72,050
Value Health, Inc. ..........    1,100       30,250
                                         ----------
                                            392,212
                                         ----------
                                            764,100
                                         ----------
TECHNOLOGY--5.4%
AEROSPACE & DEFENSE--0.9%
Boeing Co. ..................      900       70,537
                                         ----------

COMMUNICATIONS
   EQUIPMENT--0.2%
General Instrument Corp.* ...      700       16,363
                                         ----------

COMPUTER HARDWARE--1.6%
Compaq Computer Corp.* ......    2,100      100,800
International Business
   Machines Corp. ...........      300       27,525
                                         ----------
                                            128,325
                                         ----------
COMPUTER SOFTWARE--0.6%
General Motors Corp. Cl.E ...    1,000       52,000
                                         ----------

ELECTRONICS--0.0%
ITT Industries, Inc. ........      200        4,800
                                         ----------

SEMI-CONDUCTORS &
   RELATED--2.1%
Applied Materials, Inc.* ....      200        7,863
                                         ----------

                               SHARES OR
                               PRINCIPAL
                                AMOUNT
                               ---------
Intel Corp. .................    1,700   $   96,581
National Semiconductor Corp.*    3,200       71,200
                                         ----------
                                            175,644
                                         ----------
                                            447,669
                                         ----------




TRANSPORTATION--0.2%
RAILROADS & EQUIPMENT--0.2%
Conrail, Inc. ...............      100        7,000
Illinois Central Corp. ......      130        4,989
                                         ----------
                                             11,989
                                         ----------
UTILITIES--5.4%
ELECTRIC & GAS--2.3%
FPL Group, Inc. .............    2,000       92,750
Houston Industries, Inc. ....    4,000       97,000
                                         ----------
                                            189,750
                                         ----------
TELEPHONE--3.1%
AT & T Corp. ................    3,000      194,250
Century Telephone
   Enterprises, Inc. ........    2,000       63,500
                                         ----------
                                            257,750
                                         ----------
                                            447,500
                                         ----------
Total Common Stocks
   (cost $4,501,199) ........             4,865,539
                                         ----------

U.S. GOVERNMENT
   OBLIGATIONS--26.7%
U.S. Treasury Notes
   4.75%, 8/31/98 ..............$  817      807,425
   7.25%, 8/15/04 ...........    1,255    1,395,597
                                         ----------

Total U.S. Government Obligations
   (cost $2,151,363) ........             2,203,022
                                         ----------


SHORT-TERM INVESTMENTS--19.5%
TIME DEPOSIT--19.5%
State Street Bank and Trust Co.
   5.50%, 1/02/96
   (amortized cost $1,604,000)   1,604    1,604,000
                                         ----------

TOTAL INVESTMENTS--105.2%
   (cost $8,256,562) ........             8,672,561
Other assets less liabilities--
 (5.2%) ....................               (430,120)
                                         ----------

NET ASSETS--100.0% ..........            $8,242,441
                                         ==========


------------------------------------------------------------------------------------------------------------------------


*   Non-income producing security.
    See Notes to Financial Statements.

                                                           33







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                SHARES   U.S.$ VALUE
                                ------   -----------
COMMON STOCKS--92.7%
AUSTRALIA--1.7%
Coca Cola Amatil Ltd. .......   11,086   $   88,414
Mayne Nickless Ltd. .........    3,891       17,353
National Australia Bank Ltd.     7,000       62,955
Qantas Airways Ltd. .........    4,456        7,419
Woolworths Ltd. .............   43,939      105,814
                                         ----------
                                            281,955
                                         ----------
BELGIUM--0.5%
Kredietbank S.A .............      280       76,589
                                         ----------

BRAZIL--0.1%
Pan American Beverage .......      600       19,200
                                         ----------

DENMARK--0.9%
Den Danske Bank .............    2,150      148,303
                                         ----------

FINLAND--1.3%
Metsa-Serla Cl.B ............    1,470       45,289
Nokia AB Cl.A ...............    2,488       97,817
Unitas Bank Ltd.* ...........   29,800       75,367
                                         ----------
                                            218,473
                                         ----------
FRANCE--9.0%
Banque National de Paris ....    2,218      100,052
Bouygues ....................      710       71,522
Casino Guichard Perrachon ...    1,620       47,207
Compagnie Financiere de
   Paribas S.A ..............    1,319       72,320
Compagnie Generale des Eaux .    1,147      114,513
Credit Foncier de France ....      820       11,855
Group Danone (a) ............      784      129,359
Klepierre ...................      180       21,135
Legris Ind. S.A.* ...........      800       26,041
Peugeot PSA Peugeot Citroen (a)    910      120,045
Salomon S.A .................      130       75,659
Sanofi S.A ..................      970       62,178
Sefimeg .....................      495       32,852
Seita .......................    2,200       79,743
Simco .......................      560       53,175
Simco (New) .................        8          697
Societe Centrale des Assurances
   Generales de France (a) ..    3,370      112,861
Societe des Immeub ..........      455       27,131
Societe Television Francaise       610       65,397
Total S.A. (ADR) ............    1,246       42,364
Total S.A. Cl.B .............      914       61,686
Union du Credit Bail Immobil       640       66,130
Union Immob France ..........      300       25,975
Usinor Sacilor* .............    5,300   $   70,079
                                         ----------
                                          1,489,976
                                         ----------




GERMANY--5.5%
Bayer Motoren Werke AG (a) ..      568      149,870
Deutsche Bank AG (a) ........    3,430      162,522
Henkel Kgaa, Pfd. ...........      300      112,827
KSB (a) .....................      105       17,201
KSB AG - Vorzug Pfd. ........      350       39,038
Lufthansa AG ................      680       93,621
Schmalbach Lubeca AG ........      340       47,830
Suedzucker AG ...............      176       95,085
Varta AG* ...................      300       57,511
Veba AG .....................    3,100      131,607
                                         ----------
                                            907,112
                                         ----------
HONG KONG--2.3%
Citic Pacific, Ltd. .........   15,000       51,309
Consolidated Electric Power
   Asia Ltd. ................   34,000       61,778
Dao Heng Bank Group Ltd. ....   15,000       53,928
Hong Kong and China Gas Co. Ltd.10,200       16,423
Hopewell Holdings Ltd. ......   82,000       47,190
Hysan Development Co. Ltd. ..    7,000       18,513
Johnson Electric Holdings Ltd.  13,000       23,201
New World Development Co. Ltd.   4,165       18,152
Sun Hung Kai Properties Ltd.     3,000       24,539
Television Broadcasts of
   Hong Kong Ltd. ...........   12,000       42,755
Yizheng Chemical Fibre .........             24,303
                                         ----------
                                            382,091
                                         ----------
INDIA--0.3%
Bajaj Auto Ltd. (GDR)* (b) ..    2,100       53,802
                                         ----------

INDONESIA--2.0%
HM Sampoerna ................    9,500       98,885
Indosat .....................   55,000      199,650
Perusahaan Persero Part
 Telekom* ...................    1,000       25,250
                                         ----------
                                            323,785
                                         ----------
IRELAND--0.4%
Irish Life Plc ..............    2,000        7,703
Irish Life Plc (Dublin Listing) 17,427       66,126
                                         ----------
                                             73,829
ITALY--1.8%
Ente Nazionale Idrocarburi
 S.p.A.* ....................   24,500       85,620
La Rinascente S.p.A .........   15,155       91,705
Societa Italiana Per L'Eserreizio
   Delle Telecommunicazioni,
   P.A.* ....................   47,700       74,187
Telecom Italia Mobile S.p.A .   37,800       39,749
                                         ----------
                                            291,261
                                         ----------
                                34






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                            SHARES         U.S.$ VALUE
                                            ------         -----------
JAPAN--36.3%
Amano Corp. ............................     6,000         $   75,545
Asahi Bank Ltd. ........................    15,000            188,862
Asahi Glass Co. Ltd. ...................    11,000            122,518
Bank of Tokyo (a) ......................     5,000             87,651
Canon, Inc. ............................     2,000             36,223
Chiba Bank .............................     3,000             27,022
Dai Nippon Printing Co. Ltd. ...........     4,000             67,797
Daifuku Co. ............................     4,000             56,562
Daito Trust Construction ...............       300              3,545
Daiwa House Industry Co. Ltd. ..........     2,000             32,930
Daiwa Securities Co. Ltd. ..............     2,000             30,605
DDI Corp. (a) ..........................        37            286,683
East Japan Railway Co. .................        21            102,102
Fuji Bank Ltd. .........................     8,000            176,659
Fuji Photo Film Co. (ORD) ..............     1,000             28,862
Furukawa Co. Ltd. ......................     6,000             29,695
Heiwa Corp. ............................     3,000             78,160
Hirose Electric Co. ....................     1,000             57,530
Hokkaido Takushoku Bank Ltd. ...........     9,000             26,673
Honda Motor Co. ........................     3,000             61,889
House Food Industry ....................     2,000             36,029
Hoya Corp. .............................     1,000             34,383
Ito - Yokado Co. Ltd. ..................     1,000             61,598
Japan Securities Finance ...............     5,000             71,671
Kajima Corp. ...........................     1,000              9,879
Kamigumi Co. Ltd. ......................     5,000             47,990
Kandenko Co. Ltd. ......................     3,000             37,482
Kao Corp. ..............................     9,000            111,574
Kirin Brewery Co. Ltd. .................     4,000             47,264
Kokuyo .................................     1,000             23,244
Kuraray Co. Ltd. .......................     8,000             87,554
Long-Term Credit Bank of Japan .........     2,000             17,046
Mabuchi Motor ..........................     1,000             62,179
Maeda Road Construction ................     1,000             18,499
Matsushita Electric Works ..............     6,000             63,341
Matsushita Electrical Industries .......     8,000            130,169
Mitsubishi Bank ........................     8,000            188,281
Mitsubishi Heavy Industries Ltd. .......     7,000             55,797
Mitsubishi Materials Corp. .............     6,000             31,090
Mitsubishi Oil Co. .....................     6,000             53,288
Mitsui Marine & Fire ...................     7,000             49,898
Mitsui Trust and Banking Co. Ltd. ......    17,000            186,053
Mori Seiki .............................     1,000             22,567
National House Industrial Co. ..........     2,000             36,610
NGK Insulators .........................     4,000             39,903
Nikko Securities Co. Ltd. ..............     5,000             64,407

Nintendo Corp. Ltd. ....................       700         $   53,220
Nippon Express Co. Ltd. ................     5,000             48,136
Nippon Light Metal Co. .................     6,000             34,402
Nippon Paper Industries Co. ............     2,000             13,889
Nippon Steel Corp. .....................    16,000             54,857
Nippon Telegraph and
   Telephone Corp. .....................         8             64,697
Nisshin Steel Co. Ltd. .................    15,000             60,581
NKK Corp.* .............................    20,000             53,850
Nomura Securities Co. Ltd. .............     9,000            196,126
Nomura Securities Ltd. (ADR) ...........       226             49,296
Osaka Gas Co. ..........................    15,000             51,864
Rohm Co. ...............................     2,000            112,930
Sakura Bank Ltd. .......................    15,000            190,315
Sankyo Co. Ltd. ........................     1,000             22,470
Sega Enterprises .......................     1,000             55,206
Seven Eleven Japan .....................     3,000            211,525
Shimano, Inc. ..........................     2,000             35,254
Shimizu Corp. ..........................     6,000             61,017
Shiseido Co. Ltd. ......................     5,000             59,564
Sumitomo Bank (a) ......................    12,000            254,528
Sumitomo Electric Industries ...........     4,000             48,039
Sumitomo Marine & Fire .................     5,000             41,065
Sumitomo Realty & Development ..........     8,000             56,562
Sumitomo Rubber Ind ....................     3,000             25,046
Taisho Pharmaceutical Co. ..............     3,000             59,274
Takeda Chemical Industries .............     3,000             49,395
Toagosei Co. Ltd. ......................     3,000             15,922
Tokai Bank .............................     7,000             97,627
Tokyo Electric Power ...................     3,000             80,194
Tokyo Gas Cos. Ltd. ....................    26,000             91,661
Tokyo Steel Manufacturing ..............     6,000            110,412
Tostem Corp. ...........................     3,000             99,661
Toyo Kanetsu Kk ........................     5,000             25,617
Toyota Corp. ...........................    10,000            212,106
Ube Industries Ltd.* ...................     4,000             15,109
Yakult Honsha Co. ......................     2,000             27,312




Yamanouchi Pharmaceutical ..............     2,000             43,002
Yamazaki Baking Co. Ltd. ...............     3,000             55,787
                                                         ------------
                                                            6,002,827
                                                         ------------
KOREA--0.9%
Korea Electric Power Corp. .............
   (ADR) ...............................     2,200             58,300
Korea Mobile Telecommunications
   Corp. (GDR) (b) .....................     1,000             43,500
Pohang Iron & Steel Ltd. (ADR) .........     2,000             43,750
                                                           ----------
                                                              145,550
                                                           ----------

                                35






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                            SHARES        U.S.$ VALUE
MALAYSIA--2.0%
Ammb Holdings Bhd ......................     5,000         $   57,093
DCB Holdings Bhd, warrants* ............     2,750              2,729
Malakoff Bhd ...........................    13,000             46,324
Petronas Gas Bhd* ......................    10,000             34,059
Rashid Hussain Bhd .....................     5,000             14,962
Resorts World Bhd ......................    13,000             69,615
Telekom Malaysia .......................    13,000            101,351
                                                           ----------
                                                              326,133
                                                           ----------
MEXICO--0.0%
Telefonos de Mexico S.A ................
   Series L (ADR) ......................       200              6,375
                                                           ----------

NETHERLANDS--2.8%
European Vinyls Corp. ..................
   International N.V.* .................       800             20,789
Fortis Amev N.V ........................     3,160            211,691
Heineken N.V ...........................       560             99,353
Internationale Nederlanden
   Groep N.V ...........................     2,002            133,741
                                                           ----------
                                                              465,574
                                                           ----------
NEW ZEALAND--0.9%
Air New Zealand Ltd. Cl.B ..............     1,000              3,400
Fletcher Challenge Ltd. ................    15,000             21,378
Lion Nathan Ltd. .......................    22,000             52,497
Telecom Corp. of
   New Zealand Ltd. ....................    17,100             73,784
                                                           ----------
                                                              151,059
                                                           ----------
NORWAY--0.9%
Bergesen D.Y. AS Cl.A ..................     3,100             61,666
Christiania Bank OG Kreditkasse ........    39,000             91,126
                                                           ----------
                                                              152,792
                                                           ----------
PHILIPPINES--0.4%
Manila Electric Co. ....................     6,550             53,439
Philippine Commercial
   International Bank ..................     1,000              9,226
                                                           ----------
                                                               62,665
                                                           ----------
SINGAPORE--1.8%
Overseas Chinese Bank ..................     7,000             87,593
Overseas Union Bank Ltd. ...............    16,000            110,286
Singapore Airlines Ltd. ................     2,000             18,664
Singapore Press Holdings Ltd. ..........
   (Foreign) ...........................     5,000             88,370
                                                           ----------
                                                              304,913
                                                           ----------
SPAIN--2.0%
Banco Intercontinental Espana ..........     1,302            126,658
Repsol S.A .............................     2,900             95,033
Tabacalera S.A. Series A ...............     2,240             84,946
Uralita S.A ............................     1,950         $   17,684
                                                           ----------
                                                              324,321
                                                           ----------
SWEDEN--2.1%
Astra AB ...............................     5,030            200,755
Marieberg Tidnings AB ..................     3,200             74,220
Stora Kopparbergs Series B .............     6,115             73,217
                                                           ----------
                                                              348,192
                                                           ----------




SWITZERLAND--3.1%
Baloise Holdings Ltd. ..................        20             41,613
Ciba Geigy AG ..........................       170            149,588
Forbo Holding ..........................       215             91,890
Nestle S.A .............................       143            158,186
Winterthur Schweizerische
   Versicherungs-Gesellschaft ..........       100             70,741
                                                           ----------
                                                              512,018
                                                           ----------
TAIWAN--0.3%
Advanced Semiconductor
   Engineering (GDR) (b) ...............     2,400             30,840
China Steel Corp. (GDR) ................     1,000             17,000
                                                           ----------
                                                               47,840
                                                           ----------
THAILAND--0.5%
Bangkok Bank Public Co. Ltd. ...........     3,000             36,443
Thai Farmers Bank Co. ..................     4,000             40,333
                                                           ----------
                                                               76,776
                                                           ----------
UNITED KINGDOM--12.9%
Anglian Water Plc ......................     9,000             84,842
Bat Industries Plc .....................    19,800            174,353
British Airways Plc ....................    16,695            120,824
British Land Co. Plc ...................    10,800             63,904
British Telecommunications Plc .........    20,600            112,934
BTR Plc ................................    22,000            112,067
Enterprise Oil Plc .....................     5,600             34,440
Forte Plc ..............................    12,000             61,593
General Electric Plc ...................    21,400            117,652
Grand Metropolitan Plc .................    19,600            141,087
Hazlewood Foods Plc ....................    19,300             29,674
Hepworth Plc ...........................    18,600             92,148
House of Fraser Plc ....................     7,000             19,242
Lex Service Plc ........................     2,600             12,336
Marley Plc .............................    28,500             49,130
Mowlem (John) & Co. Plc ................    41,000             37,568
Peninsular & Oriental Steam
   Navigation Co. ......................    11,150             82,426
Royal Bank of Scotland Group ...........     9,900             90,098
Rugby Group Plc ........................    51,100             87,296
Sainsbury (J.) Plc .....................     9,950             60,652
Smith (WH) Group Plc ...................     9,000             59,264
Smithkline Beecham Cl.A ................     4,536             50,017

                                36






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                          SHARES OR
                                          PRINCIPAL
                                           AMOUNT
                                            (000)          U.S.$ VALUE
                                          ----------       -----------
Tate & Lyle Plc ........................    19,200         $  140,742
Vodafone Group Plc .....................    42,200            151,393
Wimpey (George) Plc ....................    69,300            154,981
                                                           ----------
                                                            2,140,663
                                                           ----------
Total Common Stocks
   (cost $14,603,364) ..................                   15,334,074
                                                           ----------

SHORT-TERM INVESTMENTS--8.6%
TIME DEPOSIT--8.6%
State Street Bank and Trust Co.
   5.50%, 1/02/96
   (amortized cost $1,426,000) .........    $1,426          1,426,000
                                                           ----------


TOTAL INVESTMENTS--101.3%
   (cost $16,029,364)...............                      $16,760,074
Other assets less liabilities--(1.3%)                        (218,439)
                                                          -----------
NET ASSETS--100.0%...................                     $16,541,635
                                                          ===========














------------------------------------------------------------------------------------------------------------------------


*    Non-income producing security.
(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $1,320,720.
(b)  Securities exempt from registration under Rule 144A of the  Securities
     Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At
     December 31, 1995, the aggregate market value of these securities amounted to $128,142 or 0.8% of net assets. See Glossary of Terms on page 52. See Notes to Financial Statements.

                                37








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S.$ VALUE
                                    --------  -----------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS--115.5%
Federal Farm Credit Bank
   5.43%, 1/12/96................... $6,900  $ 6,888,552
Federal Home Loan Bank
   5.33%, 5/13/96...................  3,000    2,940,926
   5.50%, 1/22/96...................  4,500    4,485,562
   5.50%, 1/26/96...................    700      697,326
Federal Home Loan Mortgage Corp.
   5.67%, 1/22/96...................  8,000    7,973,540
Federal National Mortgage Assn.
   5.58%, 1/25/96...................  1,600    1,594,048
   5.59%, 1/30/96...................  1,300    1,294,146
   5.62%, 1/05/96...................  1,600    1,599,001
U.S. Treasury Bills
   5.35%, 1/25/96...................  5,000    4,982,167
                                             -----------

TOTAL INVESTMENTS--115.5%
   (amortized cost $32,455,268)               32,455,268
Other assets less liabilities--(15.5%)        (4,362,960)
                                             -----------

NET ASSETS--100.0%...................        $28,092,308
                                             ===========







---------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           38









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                         PRINCIPAL
                                           AMOUNT
                                           (000)           U.S.$ VALUE
                                          ----------       -----------
SOVEREIGN DEBT
   OBLIGATIONS--52.5%
COLLATERALIZED
   BRADY BONDS--25.6%
ARGENTINA--3.2%
Republic of Argentina
   Euro Par Bonds
   5.00%, 3/31/23 (a)
   (cost $102,519) .....................    $  210         $  120,094
                                                           ----------

BULGARIA--2.8%
National Republic of Bulgaria
   Series A Disc
   6.75%, 7/28/24 (FRN)(b)
   (cost $93,845) ......................       200            106,750
                                                           ----------

ECUADOR--3.6%
Republic Of Ecuador Disc
   6.8125%, 2/28/25 (FRN)(b) ...........       130             66,138
Republic of Ecuador Par Bonds
   3.00%, 2/28/25 (a) ..................       190             69,112
                                                           ----------

Total Ecuadorian Securities
   (cost $121,575) .....................                      135,250
                                                           ----------

MEXICO--4.3%
United Mexican States
   6.25%, 12/31/19
   (cost $146,372) .....................       250            163,437
                                                           ----------

NIGERIA--3.3%
Central Bank of Nigeria
   6.25%, 11/15/20 (a)
   (cost $104,960) .....................       250            123,125
                                                           ----------

PHILIPPINES--3.2%
Central Bank of Philippines
   6.25%, 12/01/17 (a)
   (cost $114,481) .....................       165            122,925
                                                           ----------

POLAND--1.4%
Republic of Poland Disc
   6.875%, 10/27/24 (FRN)(b)
   (cost $51,232) ......................        70             53,025
                                                           ----------

VENEZUELA--3.8%
Republic of Venezuela Series A
   6.75%, 3/31/20 (FRN)(b)
   (cost $125,017) .....................       250            143,438
                                                           ----------

Total Collateralized Brady Bonds
   (cost $860,001) .....................                     $968,044
                                                           ----------

OTHER SOVEREIGN DEBT--26.9%
ARGENTINA--9.2%
Hidroelectrica Alicura
   8.375%, 3/15/99 .....................    $  150            139,500
Republic of Argentina (FRN)(b)
   6.8125%, 3/31/05 ....................       288            205,920
                                                           ----------

Total Argentinian Securities
   (cost $320,333) .....................                      345,420
                                                           ----------





BRAZIL--8.8%
Republic of Brazil C-Bonds
   8.00%, 4/15/14 (c) ..................       520            298,670
Republic of Brazil Series A IDU
   6.6875%, 1/01/01 (FRN)(b) ...........        37             31,909
                                                           ----------

Total Brazilian Securities
   (cost $282,951) .....................                      330,579
                                                           ----------

MEXICO--0.3%
Desc Sociedad de Fomento
   11.00%, 12/15/97
   (cost $10,500) ......................        10              9,963
                                                           ----------

POLAND--7.2%
Republic of Poland PDI
   3.75%, 10/27/14 (FRN)(b)
   (cost $267,274) .....................       420            273,525
                                                           ----------

TRINIDAD & TOBAGO--1.4%
Republic of Trinidad & Tobago
   11.75%, 10/03/04
   (cost $49,710) ......................        50             54,500
                                                           ----------

Total Other Sovereign Debt
   (cost $930,768) .....................                    1,013,987
                                                           ----------
Total Sovereign Debt Obligations
   (cost $1,790,769) ...................                    1,982,031
                                                           ----------
CORPORATE DEBT OBLIGATIONS--17.4%
BROADCASTING & CABLE--1.2%
Tele-Communications, Inc.
  9.875%, 6/15/22 ......................         3              3,689
                                                           ----------
                                39





ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                         PRINCIPAL
                                           AMOUNT
                                           (000)           U.S.$ VALUE
                                        ----------         -----------
Viacom, Inc.
   8.00%, 7/07/06 ......................    $   40         $   40,700
                                                           ----------

Total Broadcasting & Cable
   (cost $36,511) ......................                       44,389
                                                           ----------

FINANCIAL SERVICES--0.9%
Dine S.A. de CV
   8.125%, 10/15/98
   (cost $37,040) ......................        40             35,750
                                                           ----------

INDUSTRIAL--6.5%
Hylsa S.A. de CV
   11.00%, 2/23/98
   (cost $246,406) .....................       250            245,313
                                                           ----------

YANKEES--8.8%
Centragas
   10.65%, 12/01/10 (d) ................        48             51,038
Centragas Columbia
   10.65%, 12/01/10 ....................        48             51,039
Grupo Mexicano de Desarrollo
   8.25%, 2/17/01 ......................        40             16,600
Philippine Long Distance
   9.875%, 8/01/05 .....................       100            106,375
Polysindo Eka Perkasa
   13.00%, 6/15/01 .....................        75             77,625
Telefonica de Argentina
   8.375%, 10/01/00 ....................        20             19,025

Transportacion Maritima
   Mexicana S.A
   9.25%, 5/15/03 ......................    $   12         $   10,590
                                                           ----------

Total Yankees
   (cost $330,010) .....................                      332,292
                                                           ----------

Total Corporate Debt Obligations
   (cost $649,967) .....................                      657,744
                                                           ----------

U.S. GOVERNMENT
   OBLIGATIONS--17.7%
U.S. Treasury Notes
   6.50%, 4/30/99 ......................        55             57,011
   7.25%, 8/15/04 ......................       550            611,616
                                                           ----------

Total U.S. Government Obligations
   (cost $603,125) .....................                      668,627
                                                           ----------

P
SHORT-TERM INVESTMENTS--10.7%
TIME DEPOSIT--10.7%
State Street Bank and Trust Co.
   5.50%, 1/02/96
   (amortized cost $406,000) ...........       406            406,000
                                                           ----------

TOTAL INVESTMENTS--98.3%
   (cost $3,449,861) ...................                    3,714,402
Other assets less liabilities--1.7% ....                       63,693
                                                           ----------

NET ASSETS--100.0% .....................                   $3,778,095
                                                           ==========


------------------------------------------------------------------------------------------------------------------------

(a) Coupon will increase periodically based upon a predetermined schedule.
    Stated interest rate in effect at December 31, 1995.
(b) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1995.
(c) Coupon consists of 4.00% cash payment and 4.00% paid-in-kind.
(d) Securities exempt from registration under Rule 144A of the Securities Act of



    1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1995, the aggregate market value of these securities amounted to $51,038 or 1.4% of net assets.

    See Glossary of Terms on page 52.
    See Notes to Financial Statements.

                                                           40









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                      PRINCIPAL
                                       AMOUNT
                                        (000)      U.S.$ VALUE
                                      ----------    ----------
ARGENTINA--23.2%
GOVERNMENT OBLIGATIONS--23.2%
Republic of Argentina
   Pensioner-Bocon Series I
   3.46%, 4/01/01 (FRN)(a) .     ARS         331 $  216,472
   3.46%, 4/01/07 (FRN)(a) .               2,988  1,442,858
Republic of Argentina
   Pensioner-Bocon Series II
   3.46%, 9/01/02 (FRN)(a) .                  58     31,322
                                                    -------

Total Argentinian Securities
   (cost $1,485,032) .......                      1,690,652
                                                  ----------

CANADA--16.6%
GOVERNMENT/AGENCY--16.6%
Government of Canada
   6.50%, 6/01/04 (b) ......         CAD     1,250   884,584
Manitoba Province Canada
   7.75%, 12/22/25 .........                   450   323,123
                                                     -------

Total Canadian Securities
   (cost $1,172,819) .......                       1,207,707
                                                   ---------

MEXICO--14.2%
GOVERNMENT/AGENCY--14.2%
Mexican Treasury Bills
   Zero Coupon, 1/04/96 .......      MXP    1,976    254,144
   Zero Coupon, 1/11/96 .......             2,615    333,376
   Zero Coupon, 1/18/96 .......               700     88,435
   Zero Coupon, 1/25/96 .......               339     42,441
   Zero Coupon, 2/15/96 .......               634     77,369
   Zero Coupon, 3/20/96 .......             2,000    234,408
                                                    --------

Total Mexican Securities
   (cost $1,181,718)                               1,030,173
                                                   ---------


UNITED STATES--40.8%
U.S. TREASURY SECURITIES--28.8%
U.S. Treasury Notes
   6.50%, 4/30/99 ............       US$       85 $   88,108
   7.125%, 9/30/99 ...........                320    339,299
   7.125%, 9/30/99 ...........              1,500  1,668,045
                                                  ----------
                                                   2,095,452
                                                  ----------
FEDERAL AGENCY-MORTGAGES--2.8%
Government National Mortgage Assn.
   9.00%, 9/15/24 ............            194,231    205,762
                                                  ----------





FEDERAL AGENCY--9.2%
Federal Home Loan Bank
   7.26%, 9/06/01 ............               200    215,406
Federal Home Loan Mortgage Corp.
   6.13%, 8/19/99 ............               150    153,046
Federal National Mortgage Assn.
   5.05%, 11/10/98 ...........               305    302,237
                                                 -----------
                                                    670,689
                                                  ----------
Total United States Securities
   (cost $2,743,055)..........                    2,971,903
                                                 ----------

TOTAL INVESTMENTS--94.8%
   (cost $6,582,624) ...........                  6,900,435
Other assets less liabilities--5.2%                 377,492
                                                 ----------

NET ASSETS--100.0%.............                 $ 7,277,927
                                                ===========



------------------------------------------------------------------------------------------------------------------------


(a) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1995.

(b) Security segregated to collateralize forward exchange currency contracts with an aggregate market value of $884,584.

    See Notes to Financial Statements.

                                                           41









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                            SHARES        U.S.$ VALUE
                                            ------        -----------
COMMON AND
   PREFERRED STOCKS--91.7%
UNITED STATES INVESTMENTS--81.8%
CONSUMER SERVICES--8.7%
BROADCASTING &
   CABLE--8.7%
AirTouch Communications, Inc.* .........    10,896         $  307,812
Tele-Communications, Inc. Cl.A* ........     7,700            153,519
U.S. West Media Group ..................     4,200             79,800
                                                           ----------
                                                              541,131
                                                           ----------
ENERGY--3.1%
OIL & GAS SERVICES--1.9%
Western Atlas, Inc.* ...................     2,300            116,150
                                                           ----------

PIPELINES--1.2%
Enron Corp. ............................     2,000             76,250
                                                           ----------
                                                              192,400
                                                           ----------
TECHNOLOGY--12.4%
COMMUNICATIONS
   EQUIPMENT--12.4%
DSC Communications Corp. ...............     5,400            199,800
General Instrument Corp.* ..............     3,600             84,150
Glenayre Technologies, Inc.* ...........     1,300             80,925
Motorola, Inc. .........................     3,000            171,000
Northern Telecom, Ltd. .................     3,600            154,800
Scientific-Atlanta, Inc. ...............     3,100             46,500
Tellabs, Inc.* .........................     1,100             40,838
                                                           ----------
                                                              778,013
                                                           ----------
TRANSPORTATION--5.1%
RAILROADS--5.1%
Southern Pacific Rail Corp.* ...........     5,900            141,600
Union Pacific Corp. ....................     2,700            178,200
                                                           ----------
                                                              319,800
                                                           ----------
UTILITIES--52.5%
ELECTRIC & GAS--35.3%
Allegheny Power Systems ................     7,800            223,275
Baltimore Gas & Electric Co. ...........     4,800            136,800
CMS Energy Corp. .......................     2,300             68,713
DPL, Inc. ..............................     1,700             42,075
FPL Group, Inc. ........................     4,100            190,137
Houston Industries, Inc. ...............     6,600            160,050
New York State Electric &
   Gas Corp. ...........................     9,800            253,575
Oklahoma Gas & Electric Co. ............     5,000            215,000
Peco Energy Capital L.P.
   9.00% Series A pfd ..................       430             11,449

Pinnacle West Capital Corp. ............     7,400         $  212,750
Portland General Corp. .................     4,980            145,042
Public Service Co. of New Mexico .......    14,800            260,850
Texas Utilities Co. ....................     7,000            287,875
                                                           ----------
                                                            2,207,591
                                                           ----------
TELEPHONE--17.2%
AT & T Corp. ...........................     5,860            379,435
MCI Communications Corp. ...............    10,800            282,825
Nynex Corp. ............................     1,900            102,600
Telephone and Data Systems, Inc. .......       900             35,550
U.S. Cellular Corp.* ...................     3,600            121,500
U.S. West Communications, Inc. .........     4,200            150,150
                                                           ----------
                                                            1,072,060
                                                           ----------
                                                            3,279,651
                                                           ----------




Total United States Investments
   (cost $4,777,183) ...................                    5,110,995
                                                           ----------

FOREIGN INVESTMENTS--9.9%
ARGENTINA--1.2%
Metrogas (ADR) .........................     5,100             49,725
Telecom Argentina
   Stet France (ADR) ...................       500             23,813
                                                           ----------
                                                               73,538
                                                           ----------
CANADA--0.2%
Canadian National Railway Co.* .........       800             12,000
                                                           ----------

CHILE--2.4%
Enersis S.A. (ADR) .....................     2,100             59,850
Compania de Telefonos Chile (ADR) ......     1,100             91,162
                                                           ----------
                                                              151,012
                                                           ----------
FINLAND--3.1%
Nokia Corp. (ADR) ......................     5,100            198,262
                                                           ----------

HONG KONG--1.7%
Consolidated Electric Power
   Asia (ADR) ..........................    58,800            106,840
                                                           ----------

INDONESIA--0.7%
Indonesian Satellite Corp. (ADR) .......     1,170             42,705
                                                           ----------

KOREA--0.6%
Korea Electric Power Corp. (ADR) .......     1,400             37,450
                                                           ----------

Total Foreign Investments
   (cost $652,426) .....................                      621,807
                                                           ----------

                                        42





ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                           PRINCIPAL
                                            AMOUNT
                                             (000)        U.S.$ VALUE
                                           ---------      -----------
Total Common and Preferred Stocks
   (cost $5,429,609) ...................                   $5,732,802
                                                           ----------

SHORT-TERM INVESTMENTS--8.0%
U.S. GOVERNMENT
   OBLIGATIONS--8.0%
Federal Home Loan Bank
   5.50%, 1/05/96
   (amortized cost $499,694) ...........    $  500            499,694
                                                           ----------


TOTAL INVESTMENTS--99.7%
   (cost $5,929,303) ...................                    6,232,496
Other assets less liabilities--0.3% ....                       18,045
                                                           ----------
NET ASSETS--100.0% .....................                   $6,250,541
                                                           ==========








------------------------------------------------------------------------------------------------------------------------


*   Non-income producing security.
    See Notes to Financial Statements.

                                                           43








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                            SHARES        U.S.$ VALUE
                                            ------        -----------
COMMON STOCKS--95.1%
BASIC INDUSTRIES--5.7%
CHEMICALS--2.7%
Grace (W.R.) & Co. .....................     7,200         $  425,700
Great Lakes Chemical Corp. .............     6,900            496,800
Monsanto Co. ...........................     2,500            306,250
                                                           ----------
                                                            1,228,750
                                                           ----------
METALS & MINING--2.1%
Freeport McMoRan, Inc. .................    25,650            949,050
                                                           ----------

PAPER & FOREST
   PRODUCTS--0.9%
Louisiana-Pacific Corp.* ...............    16,000            388,000
                                                           ----------
                                                            2,565,800
                                                           ----------
CAPITAL GOODS--1.1%
MACHINERY--1.1%
Mannesmann AG (ADR) ....................     1,600            510,537
                                                           ----------

CONSUMER SERVICES--15.4%
BROADCASTING &
   CABLE--8.0%
AirTouch Communications, Inc.* .........    30,900            872,925
Argyle Television, Inc. ................    66,600          1,148,850
Liberty Media Group Cl.A* ..............    11,325            303,652
Tele-Communications, Inc. Cl.A* ........    58,300          1,162,356
Turner Broadcasting
   Systems, Inc., Cl.B .................     5,000            130,000
                                                           ----------
                                                            3,617,783
                                                           ----------
ENTERTAINMENT &
   LEISURE--2.1%
ITT Corp. ..............................    17,900            948,700
                                                           ----------

PRINTING & PUBLISHING--1.1%
Donnelley (R.R.) & Sons Co. ............    12,800            504,000
                                                           ----------

RESTAURANTS &
   LODGING--0.3%
Triarc Cos., Inc.* .....................    12,000            132,000
                                                           ----------

RETAILING--3.9%
Home Depot, Inc. .......................    13,000            622,375
Lowes Cos., Inc. .......................    25,100            840,850
Talbots, Inc. ..........................    11,000            316,250
                                                           ----------
                                                            1,779,475
                                                           ----------
                                                            6,981,958
                                                           ----------

CONSUMER STAPLES--5.2%
FOOD--0.7%
Coca-Cola Femsa S.A. (ADR) .............    18,000         $  333,000
                                                           ----------

TOBACCO--4.5%
Loews Corp. ............................    10,800            846,450
Philip Morris Cos., Inc. ...............    13,000          1,176,500
                                                           ----------
                                                            2,022,950
                                                           ----------
                                                            2,355,950
                                                           ----------
ENERGY--2.2%
OIL & GAS SERVICES--2.2%
Gulf Canada Resources Ltd.* ............    244,000         1,006,500
                                                           ----------

FINANCE--22.5%
BANKING & CREDIT--1.2%
Union Acceptance Corp. .................    37,700            541,938
                                                           ----------




INSURANCE--12.0%
American International Group, Inc. .....     7,550            698,375
Capmac Holdings Inc.* ..................    16,000            402,000
Guarantee Life Cos., Inc.* .............     7,600            120,175
ITT Hartford Group, Inc. ...............    16,000            774,000
Meadowbrook Insurance Group, Inc.* .....     6,100            204,350
Penncorp Financial Group, Inc. .........    20,000            587,500
PMI Group, Inc. ........................    11,000            497,750
Progressive Corp. (Ohio) ...............    11,000            537,625
Travelers, Inc. ........................    25,500          1,603,312
                                                           ----------
                                                            5,425,087
                                                           ----------
MORTGAGE BANKING--1.1%
Federal National Mortgage Assn .........     4,000            496,500
                                                           ----------

REAL ESTATE--6.9%
Amli Residential Properties Trust ......     5,900            118,000
CBL & Associates Properties, Inc. ......     6,500            141,375
Essex Property Trust ...................    20,500            394,625
First Industrial Realty Trust, Inc. ....     8,500            191,250
Gables Residential Trust ...............     5,000            114,375
Highwoods Properties, Inc. .............     5,900            166,675
JP Realty, Inc. ........................    28,000            612,500
Macerich Co. ...........................    15,500            310,000
Patriot American Hospitality, Inc. .....    17,000            437,750
Saul Centers, Inc. .....................     9,000            122,625
Shurgard Storage Center, Inc. ..........     2,000             54,000
Storage USA, Inc. ......................     6,000            195,750
Summit Properties, Inc. ................    13,600            270,300
                                                           ----------
                                                            3,129,225
                                                           ----------

                                44







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                            SHARES        U.S.$ VALUE
                                           -------        -----------
OTHER--1.3%
Americredit Corp.* .....................     9,000         $  122,625
Mercury Finance Co. ....................    28,500            377,625
MS Financial, Inc. .....................    12,200             81,587
                                                           ----------
                                                              581,837
                                                           ----------
                                                           10,174,587
                                                           ----------
HEALTH CARE--4.6%
BIOTECHNOLOGY--0.3%
Gensia, Inc.* (a) ......................     8,000            116,000
                                                           ----------

DRUGS--2.9%
AB Astra Series A ......................     4,500            179,601
Amgen, Inc.* ...........................     4,000            237,250
Healthsource, Inc.* ....................     5,000            180,000
Merck & Co., Inc. ......................     5,700            374,775
Pfizer, Inc. ...........................     5,500            346,500
                                                           ----------
                                                            1,318,126
                                                           ----------
MEDICAL PRODUCTS--0.5%
Abbott Laboratories, Inc. ..............     6,000            250,500
                                                           ----------

MEDICAL SERVICES--0.9%
Quest Medical, Inc.* ...................    38,000            394,250
                                                           ----------
                                                            2,078,876
                                                           ----------
TECHNOLOGY--29.7%
COMMUNICATIONS
   EQUIPMENT--14.4%
Cisco Systems, Inc.* ...................    25,000          1,867,187
DSC Communications Corp.* ..............     8,800            325,600
EMC Corp.* .............................    48,000            738,000
Millicom International
   Cellular S.A.* ......................     8,500            260,313
Motorola, Inc. .........................     6,600            376,200
Newbridge Networks Corp.* ..............    18,000            744,750
Nokia Corp. (ADR) ......................    28,000          1,088,500
Westinghouse Electric Corp. ............    68,000          1,122,000
                                                           ----------
                                                            6,522,550
                                                           ----------
COMPUTER HARDWARE--3.6%
3Com Corp.* (a) ........................    15,700            732,994
Bay Networks, Inc.* ....................    14,250            585,140
Cabletron Systems, Inc.* ...............     4,000            324,000
                                                           ----------
                                                            1,642,134
                                                           ----------

COMPUTER SOFTWARE &
   SERVICES--5.1%
General Motors Corp. Cl.E ..............    12,000         $  624,000
Microsoft Corp.* .......................     3,000            263,438
Oracle Corp.* ..........................    23,000            974,625
Sterling Software Inc.* ................     7,000            436,625
                                                           ----------
                                                            2,298,688
                                                           ----------
ELECTRONICS--2.8%
ITT Industries, Inc. ...................    16,000            384,000
Tandy Corp. ............................     1,700             70,550
Texas Instruments, Inc. ................    15,500            802,125
                                                           ----------
                                                            1,256,675
                                                           ----------







SEMI-CONDUCTORS &
   RELATED--3.8%
Applied Materials, Inc.* ...............     2,000             78,625
Intel Corp. ............................     5,200            295,425
Micron Technology, Inc. ................     6,000            237,750
National Semiconductor Corp.* ..........    48,400          1,076,900
                                                           ----------
                                                            1,688,700
                                                           ----------
                                                           13,408,747
                                                           ----------
TRANSPORTATION--3.6%
AIR FREIGHT--0.7%
Pittston Services Group ................    10,000            313,750
                                                           ----------

RAILROADS--2.9%
Canadian National Railway Co.* .........    10,000            150,000
Conrail, Inc. ..........................     2,000            140,000
Southern Pacific Rail Corp.* ...........     6,000            144,000
Union Pacific Corp. ....................    13,200            871,200
                                                           ----------
                                                            1,305,200
                                                           ----------
                                                            1,618,950
                                                           ----------
UTILITIES--5.1%
TELEPHONE--5.1%
MCI Communications Corp. ...............     7,000            183,313
Rogers Cantel Mobile
   Communications, Inc. Cl.B* ..........     5,300            139,456
Telephone & Data Systems, Inc. .........    42,900          1,694,550
U.S. Cellular Corp.* ...................     5,000            168,750
Vodafone Group Plc (ADR) ...............     3,000            105,750
                                                           ----------
                                                            2,291,819
                                                           ----------
Total Common Stocks
   (cost $39,339,278) ..................                   42,993,724
                                                           ----------

                                45







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)



------------------------------------------------------------------------------------------------------------------------


                                           PRINCIPAL
                                            AMOUNT
                                            (000)         U.S.$ VALUE
                                           ---------      -----------
CONVERTIBLE BONDS--1.9%
3Com Corp.
   10.25%, 11/01/01 (a) ................    $  400         $  615,000
Altera Corp. ...........................
   5.75%, 6/15/02 (a) ..................       225            262,125
                                                           ----------

Total Convertible Bonds
   (cost $830,275) .....................                      877,125
                                                           ----------

SHORT-TERM INVESTMENTS--4.2%
U.S. GOVERNMENT
   OBLIGATIONS--4.2%
Federal Home Loan Mortgage Corp.
   5.75%, 1/02/96
   (amortized cost $1,899,697) .........     1,900          1,899,697
                                                           ----------

TOTAL INVESTMENTS--101.2%
   (cost $42,069,250)...............                      $45,770,546
Other assets less liabilities--(1.2%)                        (550,835)
                                                           ----------

NET ASSETS--100.0%...................                     $45,219,711
                                                          ===========





------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1995, the aggregate market value of these securities amounted to $1,726,119 or 3.8% of net assets.
    See Notes to Financial Statements.

                                                           46









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                            SHARES        U.S.$ VALUE
                                           ---------      -----------
COMMON AND
   PREFERRED STOCKS--67.0%
ARGENTINA--2.8%
Central Costanera ......................    15,000         $   46,191
Naviera Perez Comp Cia .................    11,000             58,288
Telecom Argentina Stet
   France (ADR) ........................     1,300             61,913
                                                           ----------
                                                              166,392
                                                           ----------
AUSTRALIA--2.9%
CSL Ltd. ...............................    25,000             74,327
TAB Corp. Holdings Ltd. ................    35,000             98,856
                                                           ----------
                                                              173,183
                                                           ----------
AUSTRIA--3.5%
Ams Austria Mikros .....................       360             58,402
Flughafen Wien AG ......................     1,000             67,470
VA Technologies AG .....................       650             82,552
                                                           ----------
                                                              208,424
                                                           ----------
BRAZIL--2.9%
Centrais Eletricas Brasileiras .........     4,000             54,119
Telecomunicacoes Brasileras
   S.A. (ADR)* .........................     1,900             91,489
Usinas Siderurgicas
   de Minas (ADR) (a) ..................     3,000             24,385
                                                           ----------
                                                              169,993
                                                           ----------
CANADA--1.0%
Petro Canada ...........................     5,000             57,671
                                                           ----------

DENMARK--0.9%
Tele Danmark AS ........................     1,000             54,570
                                                           ----------

FINLAND--1.9%
Unitas Bank Ltd.* ......................    15,000             37,936
Valmet Co. .............................     3,000             75,183
                                                           ----------
                                                              113,119
                                                           ----------
FRANCE--7.0%
Renault S.A ............................     4,000            115,173
Roussel Uclaf ..........................       350             59,322
Seita ..................................     2,000             72,493
Sgs Thomson Micro Ltd.* ................     1,000             38,289
Soc Elf Aquitaine ......................       700             51,574
Usinor Sacilor* ........................     6,000             79,334
                                                           ----------
                                                              416,185
                                                           ----------
GERMANY--4.1%
Lufthansa ..............................       900            123,911
Viag AG ................................       300            120,251
                                                           ----------
                                                              244,162
                                                           ----------
GHANA--0.8%
Ashanti Goldfield Co. Ltd.
   (ADR)* (a) ..........................     2,500         $   49,375
                                                           ----------

GREECE--0.6%
Hellenic Sugar Industries ..............     3,000             38,719
                                                           ----------







HONG KONG--2.5%
Citic Pacific Ltd. .....................    15,000             51,309
Hopewell Holdings Ltd. (ADR) ...........    60,000             34,530
Yizheng Chemical Fibre..................   274,000             61,657
                                                           ----------
                                                              147,496
                                                           ----------
HUNGARY--0.7%
Otp Bank ...............................     6,000             39,900
                                                           ----------

INDONESIA--2.1%
Indosat ................................    35,000            127,050
                                                           ----------

IRELAND--1.0%
Irish Life Plc .........................    15,000             56,916
                                                           ----------

ITALY--3.1%
Ente Nazionale Idrocarburi S.p.A.* .....    15,000             52,420
IMI LNV ................................    10,000             62,968
INA ....................................    50,000             66,273
                                                           ----------
                                                              181,661
                                                           ----------
JAPAN--3.8%
DDI Corp. ..............................         5             38,741
East Japan Railway Co. .................        30            145,859
Nippon Telegraph and
   Telephone Corp. .....................         5             40,436
                                                           ----------
                                                              225,036
                                                           ----------
KOREA--2.3%
Korea Mobile Telecommunications
   Corp. (ADR) .........................     1,200             52,200
Korea Mobile Telecommunications
   Corp. (GDR) .........................     1,900             82,650
                                                           ----------
                                                              134,850
                                                           ----------
MALAYSIA--1.4%
Ekran Bhd ..............................    15,000             36,619
Telekom Malaysia .......................     6,000             46,777
                                                           ----------
                                                               83,396
                                                           ----------
MEXICO--0.8%
Telefonos de Mexico,
   S.A. Series L (ADR) .................     1,500             47,813
                                                           ----------

                                                47







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                            SHARES        U.S.$ VALUE
                                            ------        -----------
NETHERLANDS--2.5%
KLM ....................................     2,048         $   71,980
Kon Ptt Nederland ......................     2,031             73,788
                                                           ----------
                                                              145,768
                                                           ----------
NEW ZEALAND--1.3%
Telecom Corporation of
   New Zealand Ltd. ....................    18,000             77,667
                                                           ----------

NORWAY--0.8%
Christiania Bank OG Kreditkasse ........    20,000             46,731
                                                           ----------

PHILIPPINES--2.0%
First Philippines Holdings .............    20,000             38,887
Manila Electric Co. ....................    10,000             81,586
                                                           ----------
                                                              120,473
                                                           ----------
SINGAPORE--1.0%
Development Bank of Singapore ..........     5,000             62,213
                                                           ----------

SOUTH AFRICA--0.6%
Iscor ..................................    41,100             36,979
                                                           ----------

SPAIN--2.2%
Emp Nac Electricid .....................     1,000             56,636
Repsol S.A .............................     2,200             72,094
                                                           ----------
                                                              128,730
                                                           ----------
THAILAND--1.4%
Industrial Finance of Thailand .........    25,000             84,855
                                                           ----------

TURKEY--0.4%
Turk Hava Yollari.......................   181,818             24,183
                                                           ----------


                                          SHARES OR
                                          PRINCIPAL
                                            AMOUNT
                                            (000)
                                          ---------
UNITED KINGDOM--6.1%
London Electricity .....................     4,000         $   35,627
National Grid Grp* .....................     3,411             10,542
National Power .........................     8,000             55,847
Northern Ireland Electricity Plc .......    10,000             66,781
Powergen ...............................     6,073             50,176
RJB Mining Plc .........................     6,000             50,877
Southern Water .........................     4,000             42,709
Wessex Water Plc .......................     8,333             45,295
Wessex Water Plc, pfd ..................    10,000              7,920
                                                           ----------
                                                              365,774
                                                           ----------
UNITED STATES--2.6%
Pharmacia & Upjohn, Inc. ...............     4,000            155,000
                                                           ----------

Total Common and Preferred Stocks
   (cost $3,768,412) ...................                    3,984,284
                                                           ----------

SHORT-TERM INVESTMENTS--33.0%
TIME DEPOSIT--33.0%
State Street Bank and Trust Co.
   5.50%, 1/02/96
   (amortized cost $1,965,000) .........    $1,965          1,965,000
                                                           ----------

TOTAL INVESTMENTS--100.0%
   (cost $5,733,412) ...................                    5,949,284
Other assets less liabilities--0.0% ....                       (2,510)
                                                           ----------

NET ASSETS--100.0% .....................                   $5,946,774
                                                           ==========




----------
*   Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31,
    1995, the aggregate market value of these securities amounted to $73,760 or
    1.2% of net assets.
    See Notes to Financial Statements.

                                                           48









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                              SHARES       U.S.$ VALUE
                                           ---------      -----------
COMMON STOCKS--11.5%
BASIC INDUSTRIES--0.8%
CHEMICALS--0.5%
Air Products & Chemicals, Inc. .........       200         $   10,550
Hercules, Inc. .........................       500             28,187
                                                           ----------
                                                               38,737
                                                           ----------
METALS & MINING--0.3%
Aluminum Co. of America ................       400             21,150
                                                           ----------
                                                               59,887
                                                           ----------
CAPITAL GOODS--1.0%
ELECTRICAL EQUIPMENT--0.8%
General Electric Co. ...................       700             50,400
Molex, Inc. ............................       250              8,000
                                                           ----------
                                                               58,400
                                                           ----------
MACHINERY--0.2%
Deere & Co. ............................       500             17,625
                                                           ----------
                                                               76,025
                                                           ----------
CONSUMER SERVICES--1.4%
ENTERTAINMENT &
   LEISURE--0.4%
Eastman Kodak Co. ......................       500             33,500
                                                           ----------

RESTAURANTS &
   LODGING--0.4%
McDonald's Corp. .......................       700             31,587
                                                           ----------

RETAILING--0.6%
Rite Aid Corp. .........................     1,200             41,100
                                                           ----------
                                                              106,187
                                                           ----------
CONSUMER STAPLES--1.9%
COSMETICS--0.7%
Gillette Co. ...........................     1,000             52,125
                                                           ----------

FOOD--0.5%
Coca-Cola Co. ..........................       400             29,700
IBP, Inc. ..............................       100              5,050
                                                           ----------
                                                               34,750
                                                           ----------
TOBACCO--0.7%
Philip Morris Cos., Inc. ...............       600             54,300
                                                           ----------
                                                              141,175
                                                           ----------
ENERGY--0.7%
DOMESTIC INTEGRATED--0.6%
Amoco Corp. ............................       200             14,375

Mobil Corp. ............................       300         $   33,600
                                                           ----------
                                                               47,975
                                                           ----------
PIPELINES--0.1%
Enron Corp. ............................       100              3,813
                                                           ----------
                                                               51,788
                                                           ----------
FINANCE--2.4%
BANKING & CREDIT--1.7%
American Express Co. ...................     1,000             41,375
Bank of New York Co., Inc. .............     1,000             48,750
Citicorp ...............................       400             26,900
UST, Inc. ..............................       200              6,675
                                                           ----------
                                                              123,700
                                                            ----------





INSURANCE--0.7%
AFLAC, Inc. ............................       100              4,337
General Reinsurance Corp. ..............       300             46,500
                                                           ----------
                                                               50,837
                                                           ----------
                                                              174,537
                                                           ----------
HEALTH CARE--1.1%
DRUGS--0.7%
Pfizer, Inc. ...........................       800             50,400
                                                           ----------

MEDICAL PRODUCTS--0.4%
Medtronic, Inc. ........................       600             33,525
                                                           ----------
                                                               83,925
                                                           ----------
MULTI INDUSTRY
   COMPANIES--0.1%
Tyco International Ltd. ................       200              7,125
                                                           ----------

TECHNOLOGY--0.2%
COMPUTER SOFTWARE &
   SERVICES--0.2%
Reynolds & Reynolds Co. ................       300             11,663
                                                           ----------

UTILITIES--1.9%
TELEPHONE--1.9%
Cincinnati Bell, Inc. ..................     1,000             34,750
Nynex Corp. ............................     1,300             70,200
SBC Communications, Inc. ...............       600             34,500
                                                           ----------
                                                              139,450
                                                           ----------
Total Common Stocks
   (cost $768,041) .....................                      851,762
                                                           ----------

                                49






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                    PRINCIPAL
                                     AMOUNT
                                     (000)    U.S.$ VALUE
                                   ---------- -----------
U.S. GOVERNMENT
   OBLIGATIONS--45.9%
U.S. Treasury Bonds
   6.875%, 8/15/25.................. $1,855  $ 2,092,088
   7.625%, 2/15/25..................    357      436,543
U.S. Treasury Notes
   5.75%, 10/31/00..................     55       55,790
   5.875%, 11/15/05.................    600      613,500
   6.50%, 8/15/05...................    105      111,858
   7.75%, 12/31/99..................     90       97,664
                                             -----------

Total U.S. Government Obligations
   (cost $3,234,315)................           3,407,443
                                             -----------

SHORT-TERM INVESTMENTS--40.4%
U.S. GOVERNMENT
   OBLIGATIONS--40.4%
Federal Farm Credit Bank
   5.50%, 1/05/96...................    700      699,572

Federal Home Loan Bank
   5.50%, 1/05/96...................$   700  $   699,572
Federal Home Loan Mortgage Corp.
   5.75%, 1/02/96...................  1,600    1,599,745
                                             -----------

Total Short-Term Investments
   (amortized cost $2,998,889)......           2,998,889
                                              ----------
TOTAL INVESTMENTS--97.8%
   (cost $7,001,245)................           7,258,094
Other assets less liabilities--2.2%              161,626
                                               ----------

NET ASSETS--100.0%...................         $7,419,720
                                              ==========










-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                           50







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                               SHARES   U.S.$ VALUE
                               ------   -----------
COMMON STOCKS--41.3%
BASIC INDUSTRIES--2.6%
CHEMICALS--1.4%
Air Products & Chemicals, Inc.   500   $ 26,375
Hercules, Inc. ...............   800     45,100
                                       --------
                                         71,475
                                       --------
METALS & MINING--0.9%
Aluminum Co. of America ......   800     42,300
                                       --------

PACKAGING--0.3%
Sealed Air Corp.* ............   500     14,063
                                       --------
                                        127,838
                                       --------
CAPITAL GOODS--1.1%
ELECTRICAL EQUIPMENT--0.7%
General Electric Co. .........   300     21,600
Molex, Inc. ..................   375     12,000
                                       --------
                                         33,600
                                       --------
MACHINERY--0.4%
Deere & Co. ..................   600     21,150
                                       --------
                                         54,750
                                       --------
CONSUMER SERVICES--6.2%
AIRLINES--0.7%
Delta Air Lines, Inc. ........   500     36,937
                                       --------

ENTERTAINMENT &
   LEISURE--1.4%
CUC International, Inc.* ..... 1,000     34,125
Eastman Kodak Co. ............   500     33,500
                                       --------
                                         67,625
                                       --------
RESTAURANTS &
   LODGING--2.1%
Marriot International, Inc. ..   1,500   57,375
McDonald's Corp. .............   1,000   45,125
                                       --------
                                        102,500
                                       --------
RETAILING--2.0%
Consolidated Stores Corp.* ...   500     10,875
Dollar General Corp. .........   500     10,375
Office Depot, Inc.* ..........   500      9,875
Rite Aid Corp. ............... 2,000     68,500
                                       --------
                                         99,625
                                       --------
                                        306,687
                                       --------
CONSUMER STAPLES--7.1%
COSMETICS--2.6%
Gillette Co. ................. 2,500    130,312
                                       --------








FOOD--1.8%
Coca-Cola Co. ................   800     59,400
IBP, Inc. ....................   600     30,300
                                       --------
                                         89,700
                                       --------
TOBACCO--2.7%
Philip Morris Cos., Inc. ..... 1,500   $135,750
                                       --------
                                        355,762
                                       --------
ENERGY--1.8%
DOMESTIC PRODUCERS--1.6%
Amoco Corp. ..................   500     35,938
Mobil Corp. ..................   400     44,800
                                       --------
                                         80,738
                                       --------
PIPELINES--0.2%
Enron Corp. ..................   200      7,625
                                       --------
                                         88,363
                                       --------
FINANCE--9.6%
BANKING & CREDIT--6.4%
American Express Co. ......... 2,000     82,750
Bank of New York Co., Inc. ... 3,000    146,250
Citicorp ..................... 1,000     67,250
First Bank System, Inc. ......   500     24,812
                                       --------
                                        321,062
                                       --------
INSURANCE--3.2%
AFLAC, Inc. ..................   100      4,338
General Reinsurance Corp. .... 1,000    155,000
                                       --------
                                        159,338
                                       --------
                                        480,400
                                       --------
HEALTH CARE--5.0%
DRUGS--1.6%
Pfizer, Inc. ................. 1,300     81,900
                                       --------

MEDICAL PRODUCTS--2.8%
Cardinal Health, Inc. ........   500     27,375
Medtronic, Inc. .............. 2,000    111,750
                                       --------
                                        139,125
                                       --------
MEDICAL SERVICES--0.6%
HealthCare Compare Corp.* ....   700     30,581
                                       --------
                                        251,606
                                       --------
MULTI INDUSTRY
   COMPANIES--0.4%
Tyco International Ltd. ......   600     21,375
                                       --------

TECHNOLOGY--2.9%
COMMUNICATIONS
   EQUIPMENT--0.2%
ADC Telecommunications, Inc.*    300     10,913
                                       --------

COMPUTER HARDWARE--0.9%
3Com Corp.* (a) ..............   400     18,675
Sun Microsystems, Inc.* ......   600     27,412
                                       --------
                                         46,087
                                       --------

                                51






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)


------------------------------------------------------------------------------------------------------------------------


                                                      SHARES OR
                                                      PRINCIPAL
                                                        (000)    U.S.$ VALUE
                                                      ---------- -----------
COMPUTER SOFTWARE &
   SERVICES--1.8%
Oracle Corp.* .................................           400    $ 16,950
Paychex, Inc. .................................         1,000      49,687
Reynolds & Reynolds Co. .......................           500      19,438
                                                                 --------
                                                                   86,075
                                                                 --------
                                                                  143,075
                                                                 --------
TRANSPORTATION--0.4%
RAILROADS--0.4%
Illinois Central Corp. ........................           500      19,188
                                                                 --------

UTILITIES--4.2%
TELEPHONE--4.2%
Cincinnati Bell, Inc. .........................         1,500      52,125
Nynex Corp. ...................................         1,700      91,800
SBC Communications, Inc. ......................         1,100      63,250
                                                                 --------
                                                                  207,175
                                                                 --------
Total Common Stocks
   (cost $1,867,183) ..........................                 2,056,219
                                                                ----------

U.S. GOVERNMENT
   OBLIGATIONS--24.6%
U.S. Treasury Bonds
   6.875%, 8/15/25 ............................   $       460     518,792
   7.625%, 2/15/25 ............................            68      83,151
U.S. Treasury Notes
   5.75%, 10/31/00 ............................           110     111,581
   5.875%, 8/15/98 ............................           100     101,578

   5.875%, 11/15/05 ...........................   $       250    $255,625
   6.50%, 8/15/05 .............................            60      63,919
   7.25%, 2/15/98 .............................            60      62,390
   7.75%, 12/31/99 ............................            25      27,129
                                                                ---------

Total U.S. Government Obligations
   (cost $1,179,716) ..........................                 1,224,165
                                                                ---------

SHORT-TERM INVESTMENTS--40.2%
U.S. GOVERNMENT
   OBLIGATIONS--40.2%
Federal Farm Credit Bank
   5.50%, 1/05/96 .............................           500     499,695
Federal Home Loan Bank
   5.50%, 1/05/96 .............................           500     499,694
Federal Home Loan Mortgage Corp. ..............
   5.75%, 1/02/96 .............................         1,000     999,840
                                                               ----------

Total Short-Term Investments
   (amortized cost $1,999,229) ................                 1,999,229
                                                              -----------

TOTAL INVESTMENTS--106.1%
   (cost $5,046,128) ..........................                5,279,613
Other assets less liabilities--(6.1%) .........                 (301,497)
                                                              ----------


NET ASSETS--100.0%...................                         $4,978,116
                                                              ===========







------------------------------------------------------------------------------------------------------------------------


*      Non-income producing security.
(a)    Securities exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December
       31, 1995, the aggregate market value of these securities amounted to $18,675 or 0.4% of net assets.

       See Notes to Financial Statements.

GLOSSARY OF TERMS
ADR    -  American Depository Receipts
FRN    -  Floating Rate Note
GDR    -  Global Depository Receipts

IDU    -  Interest Due on Unpaid Bond
ORD    -  Ordinary
PDI    -  Past Due Interest Bonds

                                52






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------



                                                                      PREMIER        GLOBAL     GROWTH AND     SHORT-TERM
                                                                      GROWTH          BOND        INCOME      MULTI-MARKET
                                                                     PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                                     ---------      ---------    ---------    -------------
ASSETS
   Investments in securities, at value (cost
     $62,648,886, $10,862,330, $73,530,350 and
     $10,612,442, respectively) ..................................   $65,966,206  $11,169,715  $77,997,208  $ 10,609,349
   Cash, at value (cost $-0-, $19,693, $304,765 and
     $-0-, respectively) .........................................           -0-       19,515      305,262           -0-
   Receivable for investment securities sold .....................     4,073,626          -0-      114,395     1,245,480
   Receivable for capital stock sold .............................       176,399       45,083      136,140        14,284
   Dividends receivable ..........................................        95,107          -0-      141,492           -0-
   Deferred organization expenses ................................         8,169        2,136          658           -0-
   Interest receivable ...........................................         5,314      341,849          -0-        31,280
   Unrealized appreciation of forward exchange
     currency contracts ..........................................           -0-       12,865          -0-           -0-
   Receivable from investment adviser ............................           -0-        5,366          -0-         8,197
                                                                     -----------  -----------  -----------  ------------
   Total assets ..................................................    70,324,821   11,596,529   78,695,155    11,908,590
                                                                     -----------  -----------  -----------  ------------

LIABILITIES
   Due to custodian ..............................................        45,330          -0-          -0-        22,207
   Payable for capital stock redeemed ............................    40,918,447        2,848   36,617,680     8,644,807
   Investment advisory fee payable ...............................        49,803          -0-       40,923           -0-
   Unrealized depreciation of forward exchange
     currency contracts ..........................................           -0-          -0-          -0-        47,357
   Accrued expenses ..............................................        32,947       40,704       43,724        42,141
                                                                     -----------  -----------  -----------  ------------
   Total liabilities .............................................    41,046,527       43,552   36,702,327     8,756,512
                                                                     -----------  -----------  -----------  ------------
NET ASSETS .......................................................   $29,278,294  $11,552,977  $41,992,828  $  3,152,078
                                                                     ===========  ===========  ===========  ============

COMPOSITION OF NET ASSETS
   Capital stock, at par .........................................   $     1,645  $       951  $     2,659  $        298
   Additional paid-in capital ....................................     8,825,473    9,905,081   24,838,801     3,939,381
   Undistributed net investment income ...........................       312,649    1,034,881    1,130,049       369,422
   Accumulated net realized gain (loss) on investments,
     options and foreign currency transactions ...................    16,821,207      289,940   11,553,964    (1,107,325)
   Net unrealized appreciation (depreciation) of investments
     and foreign currency denominated assets and liabilities .....     3,317,320      322,124    4,467,355       (49,698)
                                                                     -----------  -----------  -----------  ------------
                                                                     $29,278,294  $11,552,977  $41,992,828  $  3,152,078
                                                                     ===========  ===========  ===========  ============

   Shares of capital stock outstanding ...........................     1,644,774      950,828    2,658,797       298,038
                                                                     ===========  ===========  ===========  ============
   Net asset value per share .....................................        $17.80       $12.15  $     15.79        $10.58
                                                                     ===========  ===========  ===========  ============


------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                           53









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                                           U.S. GOVERNMENT/
                                                                              HIGH GRADE       TOTAL                     MONEY
                                                                               SECURITIES      RETURN   INTERNATIONAL   MARKET
                                                                               PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                           -----------------  --------- -------------  ---------
ASSETS
   Investment in securities, at value (cost
     $16,598,482, $8,256,562, $16,029,364 and
     $32,455,268, respectively) ............................................   $17,192,644  $ 8,672,561  $16,760,074  $ 32,455,268
   Cash, at value (cost $30,619, $149,597, $352,983 and
     $789,081, respectively) ...............................................        30,619      149,597      351,754       789,081
   Interest receivable .....................................................       310,168       48,216          653           -0-
   Receivable for capital stock sold .......................................        43,482        1,583      113,931       111,468
   Deferred organization expenses ..........................................         8,350        9,712        9,948         9,976
   Dividends receivable ....................................................         1,181        6,445       31,554           -0-
   Receivable for investment securities sold ...............................           -0-       50,693       69,976           -0-
   Receivable from investment adviser ......................................           -0-        7,467       16,513           -0-
   Unrealized appreciation of forward exchange
     currency contracts ....................................................           -0-          -0-       10,433           -0-
                                                                               -----------  -----------  -----------  ------------
   Total assets ............................................................    17,586,444    8,946,274   17,364,836    33,365,793
                                                                               -----------  -----------  -----------  ------------

LIABILITIES
   Payable for capital stock redeemed ......................................       586,796       66,390      218,205     5,197,155
   Unrealized depreciation of forward exchange
     currency contracts ....................................................        12,642          -0-          -0-           -0-
   Investment advisory fee payable .........................................         3,089          -0-          -0-        15,489
   Payable for investment securities purchased .............................           -0-      574,751      510,233           -0-
   Accrued expenses ........................................................        37,398       62,692       94,763        60,841
                                                                               -----------  -----------  -----------  ------------
   Total liabilities .......................................................       639,925      703,833      823,201     5,273,485
                                                                               -----------  -----------  -----------  ------------
NET ASSETS .................................................................   $16,946,519  $ 8,242,441  $16,541,635  $ 28,092,308
                                                                               ===========  ===========  ===========  ============

COMPOSITION OF NET ASSETS
   Capital stock, at par ...................................................   $     1,453  $       644  $     1,176  $     28,092
   Additional paid-in capital ..............................................    15,448,164    7,692,772   15,463,278    28,063,170
   Undistributed net investment income .....................................       620,469       87,921      154,797           803
   Accumulated net realized gain on investments and
     foreign currency transactions .........................................       295,645       45,105      182,395           243
   Net unrealized appreciation of investments and foreign
     currency denominated assets and liabilities ...........................       580,788      415,999      739,989           -0-
                                                                               -----------  -----------  -----------  ------------
                                                                               $16,946,519  $ 8,242,441  $16,541,635  $ 28,092,308
                                                                               ===========  ===========  ===========  ============

   Shares of capital stock outstanding .....................................     1,453,146      643,972    1,175,986    28,092,065
                                                                               ===========  ===========  ===========  ============
   Net asset value per share ...............................................        $11.66       $12.80       $14.07         $1.00
                                                                               ===========  ===========  ===========  ============


----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                        54










ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                                                           NORTH AMERICAN
                                                                             GLOBAL DOLLAR   GOVERNMENT     UTILITY
                                                                              GOVERNMENT       INCOME       INCOME         GROWTH
                                                                              PORTFOLIO       PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                                           -----------------   ---------  -------------   ---------
ASSETS
   Investments in securities, at value (cost
     $3,449,861, $6,582,624, $5,929,303 and
     $42,069,250, respectively) ............................................   $ 3,714,402  $ 6,900,435  $ 6,232,496  $ 45,770,546
   Cash, at value (cost $856, $277,378, $121,129 and
     $410,571, respectively) ...............................................           856      277,342      121,129       410,700
   Interest receivable .....................................................        74,953       74,908          -0-         7,408
   Deferred organization expenses ..........................................        11,144       14,384       10,263         7,408
   Receivable from investment adviser ......................................         8,149        6,650        9,082           -0-
   Receivable for investment securities sold ...............................         2,402       62,250       15,061       268,600
   Receivable for capital stock sold .......................................         1,879          -0-       22,557       346,840
   Dividends receivable ....................................................           -0-          -0-       14,567        60,005
                                                                               -----------  -----------  -----------  ------------
   Total assets ............................................................     3,813,785    7,335,969    6,425,155    46,871,507
                                                                               -----------  -----------  -----------  ------------

LIABILITIES
   Payable for capital stock redeemed ......................................           193       18,932           57            28
   Unrealized depreciation of forward exchange
     currency contracts ....................................................           -0-        2,068          -0-           -0-
   Payable for investment securities purchased .............................           -0-          -0-      143,853     1,585,587
   Investment advisory fee payable .........................................           -0-          -0-          -0-        26,540
   Accrued expenses ........................................................        35,497       37,042       30,704        39,641
                                                                               -----------  -----------  -----------  ------------
   Total liabilities .......................................................        35,690       58,042      174,614     1,651,796
                                                                               -----------  -----------  -----------  ------------
NET ASSETS .................................................................   $ 3,778,095  $ 7,277,927  $ 6,250,541  $ 45,219,711
                                                                               ===========  ===========  ===========  ============

COMPOSITION OF NET ASSETS
   Capital stock, at par ...................................................   $       316  $       695  $       521  $      3,177
   Additional paid-in capital ..............................................     3,311,542    6,910,039    5,727,085    39,796,861
   Undistributed net investment income .....................................       188,559       47,940       81,328       266,542
   Accumulated net realized gain on investments
     and foreign currency transactions .....................................        13,137        3,539      138,414     1,451,706
   Net unrealized appreciation of investments and
     foreign currency denominated assets and liabilities ...................       264,541      315,714      303,193     3,701,425
                                                                               -----------  -----------  -----------  ------------
                                                                               $ 3,778,095  $ 7,277,927  $ 6,250,541  $ 45,219,711
                                                                               ===========  ===========  ===========  ============

   Shares of capital stock outstanding .....................................       316,166      694,380      520,402     3,177,065
                                                                               ===========  ===========  ===========  ============
   Net asset value per share ...............................................        $11.95       $10.48       $12.01        $14.23
                                                                               ===========  ===========  ===========  ============



------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           55









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                                             WORLDWIDE       CONSERVATIVE      GROWTH
                                                                           PRIVATIZATION       INVESTORS      INVESTORS
                                                                             PORTFOLIO         PORTFOLIO      PORTFOLIO
                                                                           -------------     ------------    ----------
ASSETS
   Investments in securities, at value (cost $5,733,412,
     $7,001,245 and $5,046,128, respectively) ...............................   $ 5,949,284    $7,258,094   $5,279,613
   Cash, at value (cost $1,316, $114,257 and $58,386,
     respectively) ..........................................................         1,319       114,257       58,386
   Receivable for capital stock sold ........................................        52,029       159,819          -0-
   Dividends receivable .....................................................        15,848         1,471        2,504
   Receivable from investment adviser .......................................         9,359         6,570        8,470
   Deferred organization expenses ...........................................         7,452         7,644        7,644
   Interest receivable ......................................................           901        69,627       23,187
                                                                                -----------    ----------   ----------
   Total assets .............................................................     6,036,192     7,617,482    5,379,804
                                                                                -----------    ----------   ----------

LIABILITIES
   Payable for investment securities purchased ..............................        48,900       160,351      363,964
   Payable for capital stock redeemed .......................................           736           -0-        2,362
   Accrued expenses .........................................................        39,782        37,411       35,362
                                                                                -----------    ----------   ----------
   Total liabilities ........................................................        89,418       197,762      401,688
                                                                                -----------    ----------   ----------
NET ASSETS ..................................................................   $ 5,946,774    $7,419,720   $4,978,116
                                                                                ===========    ==========   ==========

COMPOSITION OF NET ASSETS
   Capital stock, at par ....................................................   $       532    $      631   $      419
   Additional paid-in capital ...............................................     5,683,909     6,979,641    4,671,968
   Undistributed net investment income ......................................        90,277       127,336       55,987
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions ......................................       (43,764)       55,263       16,257
   Net unrealized appreciation of investments and foreign
     currency denominated assets and liabilities ............................       215,820       256,849      233,485
                                                                                -----------    ----------   ----------
                                                                                $ 5,946,774    $7,419,720   $4,978,116
                                                                                ===========    ==========   ==========

   Shares of capital stock outstanding ......................................       532,219       630,671      419,292
                                                                                ===========    ==========   ==========
   Net asset value per share ................................................        $11.17        $11.76       $11.87
                                                                                ===========    ==========   ==========

------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           56









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                                   PREMIER        GLOBAL     GROWTH AND     SHORT-TERM
                                                                   GROWTH          BOND        INCOME      MULTI-MARKET
                                                                  PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                                  ---------      ---------  -------------    ---------
INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $3,545, $-0-,
     $12,341 and $-0-, respectively)......................       $   732,514   $     -0-     $ 1,243,872    $    -0-
   Interest (net of foreign tax withheld of $-0-, $2,384,
     $-0- and $554, respectively).........................           123,151       652,234       350,546     1,458,970
                                                                 -----------   -----------   -----------    ----------
   Total investment income................................           855,665       652,234     1,594,418     1,458,970
                                                                 -----------   -----------   -----------    ----------

EXPENSES
   Investment advisory fee................................           570,739        59,122       362,532        87,500
   Custodian..............................................            60,995        56,052        58,457        76,026
   Audit and legal........................................            25,921        26,079        26,078        25,823
   Printing...............................................             7,676        10,137         4,300         6,733
   Amortization of organization expenses                               5,497         3,975         4,449         4,040
   Directors fees.........................................             2,129         1,257         1,113         1,857
   Transfer agency........................................             2,062         1,982           677         1,701
   Miscellaneous..........................................             3,077         2,031         2,819         2,953
                                                                 -----------   -----------   -----------    ----------
   Total expenses.........................................           678,096       160,635       460,425       206,633
   Less: expense reimbursement............................          (135,894)      (74,231)        -0-         (55,497)
                                                                 -----------   -----------   -----------    ----------
   Net expenses...........................................           542,202        86,404       460,425       151,136
                                                                 -----------   -----------   -----------    ----------
   Net investment income..................................           313,463       565,830     1,133,993     1,307,834
                                                                 -----------   -----------   -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions ....       16,824,672       445,890    11,527,647      (910,867)
   Net realized gain (loss) on foreign currency
    transactions ..........................................            -0-         466,026        18,489      (964,669)
   Net change in unrealized appreciation of investments            3,054,025       428,457     4,605,384     1,523,232
   Net change in unrealized appreciation (depreciation) of
     foreign currency denominated assets and liabilities               -0-          17,928           503       (99,392)
                                                                 -----------    ----------  ------------    ----------
   Net gain (loss) on investments                                 19,878,697     1,358,301    16,152,023      (451,696)
                                                               -------------     ---------- ------------    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $20,192,160     $1,924,131  $17,286,016    $  856,138
                                                              ==============     ========== ============    ==========


--------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           57









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                         U.S. GOVERNMENT/
                                                           HIGH GRADE        TOTAL                       MONEY
                                                           SECURITIES       RETURN    INTERNATIONAL     MARKET
                                                           PORTFOLIO       PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                           ---------       ---------  -------------    ---------
INVESTMENT INCOME
   Interest ............................................   $  690,988    $    82,373    $    73,765    $ 954,316
   Dividends (net of foreign tax withheld of $-0-, $72,
     $30,118 and $-0-, respectively) ...................        4,725         32,210        175,323          -0-
                                                           ----------    -----------    -----------    ---------
   Total investment income .............................      695,713        114,583        249,088      954,316
                                                           ----------    -----------    -----------    ---------

EXPENSES
   Investment advisory fee .............................       60,388         17,443        105,532       82,265
   Custodian ...........................................       52,007         61,129        163,334       49,488
   Audit and legal .....................................       26,182         26,612         26,361       25,011
   Printing ............................................       10,287         11,083          8,463       10,533
   Amortization of organization expenses ...............        4,873          4,873          4,993        4,993
   Transfer agency .....................................        1,719          1,707          2,096        1,873
   Directors fees ......................................        1,457          1,021          2,574          205
   Miscellaneous .......................................        2,483          1,347          2,252        2,138
                                                           ----------    -----------    -----------    ---------
   Total expenses ......................................      159,396        125,215        315,605      176,506
   Less: expense reimbursement .........................      (63,782)       (98,702)      (215,349)     (20,203)
                                                           ----------    -----------    -----------    ---------
   Net expenses ........................................       95,614         26,513        100,256      156,303
                                                           ----------    -----------    -----------    ---------
   Net investment income ...............................      600,099         88,070        148,832      798,013
                                                           ----------    -----------    -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions ........      319,393         49,542         60,209          726
   Net realized gain on foreign currency transactions ..       29,033    -0-                136,755          -0-
   Net change in unrealized appreciation of investments       791,180        424,620        812,079          -0-
   Net change in unrealized appreciation (depreciation)
    of foreign currency denominated assets and
    liabilities .........................................     (13,374)   -0-                 11,149          -0-
                                                           ----------    -----------    -----------    ---------
   Net gain on investments .............................    1,126,232        474,162      1,020,192          726
                                                           ----------    -----------    -----------    ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $1,726,331    $   562,232    $ 1,169,024    $ 798,739
                                                           ==========    ===========    ===========    =========




------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           58








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                                              NORTH AMERICAN
                                                                GLOBAL DOLLAR   GOVERNMENT     UTILITY
                                                                 GOVERNMENT       INCOME       INCOME         GROWTH
                                                                  PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                                  ---------      ---------    -------------  ---------
INVESTMENT INCOME
   Interest ................................................   $  211,731    $   677,811    $    13,221    $ 139,162
   Dividends (net of foreign tax withheld of $-0-, $-0-,
     $968 and $2,101, respectively) ........................          -0-    -0-                 96,576      328,404
                                                               ----------    -----------    -----------    ---------
   Total investment income .................................      211,731        677,811        109,797      467,566
                                                               ----------    -----------    -----------    ---------

EXPENSES
   Investment advisory fee .................................       16,541         33,402         22,348      154,907
   Custodian ...............................................       48,351         55,017         55,366       72,170
   Audit and legal .........................................       23,943         25,126         22,967       24,616
   Printing ................................................        7,136          8,047          2,299        1,089
   Amortization of organization expenses ...................        4,241          5,855          3,743        2,000
   Transfer agency .........................................        1,933          2,017          1,871        1,923
   Directors fees ..........................................        1,891            737          1,007        1,430
   Miscellaneous ...........................................        2,336          1,848          3,206        3,485
                                                               ----------    -----------    -----------    ---------
   Total expenses ..........................................      106,372        132,049        112,807      261,620
   Less: expense reimbursement .............................      (85,420)       (83,230)       (84,500)     (65,405)
                                                               ----------    -----------    -----------    ---------
   Net expenses ............................................       20,952         48,819         28,307      196,215
                                                               ----------    -----------    -----------    ---------
   Net investment income ...................................      190,779        628,992         81,490      271,351
                                                               ----------    -----------    -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions ............       13,908         21,305        146,191    1,503,347
   Net realized gain (loss) on foreign currency transactions          -0-       (582,809)         2,026       (8,006)
   Net change in unrealized appreciation of investments ....      317,262      1,033,552        336,155    3,495,390
   Net change in unrealized appreciation (depreciation) of
     foreign currency denominated assets and liabilities ...          -0-         (2,088)           -0-          129
                                                               ----------    -----------    -----------    ---------
   Net gain on investments .................................      331,170        469,960        484,372    4,990,860
                                                               ----------    -----------    -----------    ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................   $  521,949    $ 1,098,952    $   565,862   $5,262,211
                                                               ==========    ===========    ===========   ==========





------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                           59









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------


                                                            WORLDWIDE   CONSERVATIVE   GROWTH
                                                          PRIVATIZATION  INVESTORS   INVESTORS
                                                            PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                           ---------     ---------  -------------
INVESTMENT INCOME
   Interest ..............................................  $67,167   $ 148,178    $ 61,097
   Dividends (net of foreign tax withheld of $7,521, $-0-,
     and $-0-, respectively) .............................   58,801       5,367      11,256
                                                            -------   ---------    --------
   Total investment income ...............................  125,968     153,545      72,353
                                                            -------   ---------    --------

EXPENSES
   Investment advisory fee ...............................   32,207      20,567      13,051
   Custodian .............................................   65,219      55,590      54,965
   Audit and legal .......................................   23,738      27,485      29,011
   Printing ..............................................    4,706       5,791       3,499
   Amortization of organization expenses .................    2,000       2,000       2,000
   Transfer agency .......................................    1,926       1,362       1,997
   Directors fees ........................................    1,478       2,384       1,613
   Miscellaneous .........................................    2,878       1,423       1,314
                                                            -------   ---------    --------
   Total expenses ........................................  134,152     116,602     107,450
   Less: expense reimbursement ........................... (103,555)    (90,550)    (90,920)
                                                           --------   ---------    --------
   Net expenses ..........................................   30,597      26,052      16,530
                                                            -------   ---------    --------
   Net investment income .................................   95,371     127,493      55,823
                                                            -------   ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions ...  (45,435)     55,975      16,967
   Net realized loss on foreign currency transactions ....   (3,414)        -0-         -0-
   Net change in unrealized appreciation of investments ..  215,872     255,556     237,378
   Net change in unrealized depreciation of foreign
     currency denominated assets and liabilities .........      (52)        -0-         -0-
                                                             -------- ---------    --------
   Net gain on investments ...............................   166,971    311,531     254,345
                                                             -------  ---------    --------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............  $262,342  $ 439,024    $310,168
                                                           =========  =========    ========







------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           60









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                               PREMIER GROWTH PORTFOLIO         GLOBAL BOND PORTFOLIO
                                                            ------------------------------    -------------------------
                                                             YEAR ENDED        YEAR ENDED      YEAR ENDED   YEAR ENDED
                                                            DECEMBER 31,      DECEMBER 31,    DECEMBER 31, DECEMBER 31,
                                                                1995              1994            1995         1994
                                                            ------------      ------------    ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................  $   313,463    $    97,606    $   565,830    $ 408,590
   Net realized gain (loss) on investment transactions .....   16,824,672        271,826        445,890     (154,419)
   Net realized gain (loss) on foreign currency
     transactions ..........................................          -0-            -0-        466,026     (253,681)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities ................................    3,054,025     (1,055,863)       446,385     (353,957)
                                                               ----------    -----------    -----------    ---------
   Net increase (decrease) in net assets
     from operations .......................................   20,192,160       (686,431)     1,924,131     (353,467)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................      (97,581)       (20,473)       (72,090)    (383,604)
   Net realized gain on investments and foreign
     currency transactions .................................     (273,977)       (56,132)           -0-     (181,669)

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................................  (28,211,402)    24,773,454      2,402,867    1,468,349
                                                               ----------    -----------    -----------    ---------
   Total increase (decrease) ...............................   (8,390,800)    24,010,418      4,254,908      549,609

NET ASSETS
   Beginning of period .....................................   37,669,094     13,658,676      7,298,069    6,748,460
                                                               ----------    -----------    -----------    ---------
   End of period (including undistributed net
     investment income of $312,649, $95,835,
     $1,034,881 and $70,965, respectively) .................  $29,278,294    $37,669,094    $11,552,977   $7,298,069
                                                               ==========    ===========    ===========    =========











------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                           61









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                             GROWTH AND INCOME PORTFOLIO  SHORT-TERM MULTI-MARKET PORTFOLIO
                                                             ---------------------------  ---------------------------------
                                                             YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            DECEMBER 31,      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                 1995             1994           1995          1994
                                                            ------------      ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................   $1,133,993    $   556,186    $ 1,307,834    $1,675,123
   Net realized gain (loss) on investment transactions .....   11,527,647        605,669       (910,867)    (567,154)
   Net realized gain (loss) on foreign currency
     transactions ..........................................       18,489            (50)      (964,669)   (1,385,266)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities ................................    4,605,887     (1,403,807)     1,423,840    (1,215,362)
                                                               ----------    -----------    -----------    ----------
   Net increase (decrease) in net assets
     from operations .......................................   17,286,016       (242,002)       856,138    (1,492,659)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................     (531,525)      (277,061)           -0-    (1,057,212)
   Net realized gain on investments and foreign
     currency transactions .................................     (551,658)      (484,873)           -0-          -0-
   Return of capital .......................................          -0-           -0-             -0-         (940)

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................................  (15,911,876)    19,950,283    (18,624,919)     (88,801)
                                                               -----------   -----------    -----------    ---------
   Total increase (decrease) ...............................      290,957     18,946,347    (17,768,781)  (2,639,612)

NET ASSETS
   Beginning of period .....................................   41,701,871     22,755,524     20,920,859    23,560,471
                                                               ----------    -----------    -----------    ----------
   End of period (including undistributed
     (overdistributed) net investment income of
     $1,130,049, $539,879, $369,422 and
     $(2,357), respectively) ...............................  $41,992,828    $41,701,871    $ 3,152,078   $20,920,859
                                                              ===========    ===========    ===========   ===========














------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           62









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                                 U.S. GOVERNMENT/
                                                            HIGH GRADE SECURITIES PORTFOLIO    TOTAL RETURN PORTFOLIO
                                                            -------------------------------    ----------------------
                                                              YEAR ENDED       YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                             DECEMBER 31,     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                  1995            1994           1995          1994
                                                             ------------     ------------   ------------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................   $  600,099    $   147,656    $    88,070    $   9,704
   Net realized gain (loss) on investment transactions .....      319,393        (29,780)        49,542       (4,437)
   Net realized gain on foreign currency
     transactions ..........................................       29,033    -0-                    -0-          -0-
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities ................................      777,806       (182,479)       424,620      (22,102)
                                                               ----------    -----------    -----------    ---------
   Net increase (decrease) in net assets
     from operations .......................................    1,726,331        (64,603)       562,232      (16,835)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................     (149,971)       (52,816)       (10,089)      (3,795)
   Net realized gain on investments ........................          -0-        (35,522)           -0-       (2,282)

CAPITAL STOCK TRANSACTIONS
   Net increase ............................................   10,268,875      3,903,950      6,940,398      412,828
                                                               ----------    -----------    -----------    ---------
   Total increase ..........................................   11,845,235      3,751,009      7,492,541      389,916

NET ASSETS
   Beginning of period .....................................    5,101,284      1,350,275        749,900      359,984
                                                               ----------    -----------    -----------    ---------
   End of period (including undistributed net
     investment income of $620,469, $147,340,
     $87,921 and $9,940, respectively) .....................  $16,946,519    $ 5,101,284    $ 8,242,441    $ 749,900
                                                               ==========    ===========    ===========    =========
















------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           63









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                              INTERNATIONAL PORTFOLIO       MONEY MARKET PORTFOLIO
                                                              -----------------------       ----------------------
                                                              YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                              DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                  1995          1994           1995          1994
                                                              ------------  -----------    ------------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................   $  148,832    $    25,102    $   798,013    $  82,719
   Net realized gain (loss) on investment transactions .....       60,209         18,758            726         (473)
   Net realized gain on foreign currency
     transactions ..........................................      136,755          1,982            -0-          -0-
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities ................................      823,228       (106,701)           -0-          -0-
                                                               ----------    -----------    -----------    ---------
   Net increase (decrease) in net assets
     from operations .......................................    1,169,024        (60,859)       798,739       82,246

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................      (23,594)        (1,901)      (798,013)     (82,719)
   Net realized gain on investments and foreign
     currency transactions .................................      (29,314)       (11,169)           -0-          -0-

CAPITAL STOCK TRANSACTIONS
   Net increase ............................................    8,149,131      6,662,423     21,193,287    6,797,225
                                                               ----------    -----------    -----------    ---------
   Total increase ..........................................    9,265,247      6,588,494     21,194,013    6,796,752

NET ASSETS
   Beginning of period .....................................    7,276,388        687,894      6,898,295      101,543
                                                               ----------    -----------    -----------    ---------
   End of period (including undistributed net
     investment income of $154,797, $23,907,
     $803 and $803, respectively) ..........................   $16,541,635   $ 7,276,388    $28,092,308   $6,898,295
                                                               ==========    ===========    ===========    =========
















------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

                                                           64









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                                     GLOBAL DOLLAR                 NORTH AMERICAN
                                                                 GOVERNMENT PORTFOLIO       GOVERNMENT INCOME PORTFOLIO
                                                                 --------------------       ---------------------------
                                                               YEAR ENDED    PERIOD ENDED   YEAR ENDED    PERIOD ENDED
                                                               DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                                   1995          1994(A)        1995           1994(B)
                                                               ------------   ------------  -----------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................   $  190,779    $    25,782    $   628,992    $ 145,598
   Net realized gain (loss) on investment transactions .....       13,908           (771)        21,305      (12,751)
   Net realized loss on foreign currency
     transactions ..........................................          -0-            -0-       (582,809)      (4,232)
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities ................................      317,262        (52,721)     1,031,464     (715,750)
                                                               ----------    -----------    -----------    ---------
   Net increase (decrease) in net assets
     from operations .......................................      521,949        (27,710)     1,098,952     (587,135)

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...................................      (28,002)           -0-       (144,624)         -0-

CAPITAL STOCK TRANSACTIONS
   Net increase ............................................    2,137,822      1,174,036      2,475,517    4,435,217
                                                               ----------    -----------    -----------    ---------
   Total increase ..........................................    2,631,769      1,146,326      3,429,845    3,848,082

NET ASSETS
   Beginning of period .....................................    1,146,326    -0-              3,848,082          -0-
                                                               ----------    -----------    -----------    ---------
   End of period (including undistributed net
     investment income of $188,559, $25,782,
     $47,940 and $141,547, respectively) ...................   $3,778,095    $ 1,146,326    $ 7,277,927   $3,848,082
                                                               ==========    ===========    ===========    =========















------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations, May 2, 1994.
(b) Commencement of operations, May 3, 1994.
    See Notes to Financial Statements.

                                                           65









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                              UTILITY INCOME PORTFOLIO          GROWTH PORTFOLIO
                                                              ------------------------          ----------------
                                                             YEAR ENDED     PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                            DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 1995           1994(A)         1995           1994(B)
                                                            ------------    ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................   $   81,490    $    18,849    $   271,351    $  11,263
   Net realized gain (loss) on investment transactions .....      146,191         (9,667)     1,503,347      (48,794)
   Net realized gain (loss) on foreign currency
     transactions ..........................................        2,026            (17)        (8,006)         -0-
   Net change in unrealized appreciation (depreciation)
     of investments and foreign currency denominated
     assets and liabilities ................................      336,155        (32,962)     3,495,519      205,906
                                                               ----------    -----------    -----------    ---------
   Net increase (decrease) in net assets
     from operations .......................................      565,862        (23,797)     5,262,211      168,375

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...................................      (19,130)           -0-        (10,913)         -0-

CAPITAL STOCK TRANSACTIONS
   Net increase ............................................    4,449,560      1,278,046     34,476,649    5,323,389
                                                               ----------    -----------    -----------    ---------
   Total increase ..........................................    4,996,292      1,254,249     39,727,947    5,491,764

NET ASSETS
   Beginning of period .....................................    1,254,249            -0-      5,491,764          -0-
                                                               ----------    -----------    -----------    ---------
   End of period (including undistributed net
     investment income of $81,328, $18,832,
     $266,542 and $11,263, respectively) ...................   $6,250,541    $ 1,254,249    $45,219,711    $5,491,764
                                                               ==========    ===========    ===========    =========















------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations, May 10, 1994.
(b) Commencement of operations, September 15, 1994.
    See Notes to Financial Statements.

                                                           66









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------

                                                                                                 CONSERVATIVE
                                                          WORLDWIDE PRIVATIZATION PORTFOLIO   INVESTORS PORTFOLIO
                                                          ---------------------------------   -------------------
                                                              YEAR ENDED    PERIOD ENDED   YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                                  1995          1994(A)        1995           1994(B)
                                                              ------------   ------------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................   $   95,371    $     7,184    $   127,493    $   3,462
   Net realized gain (loss) on investment transactions .....      (45,435)           -0-         55,975         (712)
   Net realized loss on foreign currency
     transactions ..........................................       (3,414)           -0-            -0-          -0-
   Net change in unrealized appreciation of
     investments and foreign currency
     denominated assets and liabilities ....................      215,820            -0-        255,556        1,293
                                                               ----------    -----------    -----------    ---------
   Net increase in net assets from operations ..............      262,342          7,184        439,024        4,043

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...................................       (7,193)   -0-                 (3,619)         -0-

CAPITAL STOCK TRANSACTIONS
   Net increase ............................................    4,564,563      1,119,878      6,283,423      696,849
                                                               ----------    -----------    -----------    ---------
   Total increase ..........................................    4,819,712      1,127,062      6,718,828      700,892

NET ASSETS
   Beginning of period .....................................    1,127,062    -0-                700,892          -0-
                                                               ----------    -----------    -----------    ---------
   End of period (including undistributed net
     investment income of $90,277, $7,184,
     $127,336 and $3,462, respectively) ....................   $5,946,774    $ 1,127,062    $ 7,419,720    $ 700,892
                                                               ==========    ===========    ===========    =========

















------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations, September 23, 1994.
(b) Commencement of operations, October 28, 1994.
    See Notes to Financial Statements.

                                                           67









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------


                                                                       GROWTH INVESTORS PORTFOLIO
                                                                       --------------------------
                                                                     YEAR ENDED        PERIOD ENDED
                                                                    DECEMBER 31,       DECEMBER 31,
                                                                        1995              1994(A)
                                                                  ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income......................................       $    55,823       $     1,067
   Net realized gain (loss) on investment transactions                    16,967              (710)
   Net change in unrealized appreciation (depreciation)
     of investments...........................................           237,378            (3,893)
                                                                     -----------       -----------
   Net increase (decrease) in net assets from operations                 310,168           (3,536)

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income......................................              (903)            -0-

CAPITAL STOCK TRANSACTIONS
   Net increase...............................................         4,348,053           324,334
                                                                     -----------       -----------
   Total increase.............................................         4,657,318           320,798

NET ASSETS
   Beginning of period........................................           320,798              -0-
                                                                     -----------        ---------
   End of period (including undistributed net investment income
     of $55,987 and $1,067, respectively)                            $ 4,978,116         $ 320,798
                                                                     ===========         =========

















------------------------------------------------------------------------------------------------------------------------


(a) Commencement of operations, October 28, 1994.
    See Notes to Financial Statements.

                                                           68








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

-------------------------------------------------------------------------------

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987 as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers fifteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO--seeks growth of capital employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO--seeks reasonable current income and opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO--seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

                                        69






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)


-------------------------------------------------------------------------------

UTILITY INCOME PORTFOLIO--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

GROWTH PORTFOLIO--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

CONSERVATIVE INVESTORS PORTFOLIO--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. OPTION WRITING
When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

                                70






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

-------------------------------------------------------------------------------

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains (losses) of $466,026, $18,489, $(964,669), $29,033,
$136,755, $(582,809), $2,026, $(8,006) and $(3,414) for the Global Bond
Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, International Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio and Worldwide Privatization Portfolio, respectively, represent foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, options on foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

4. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Premier Growth Portfolio $27,506 through June 1997; Global Bond Portfolio $19,898 through July 1996; Growth and Income Portfolio $22,263 through January 1996; Short-Term Multi-Market Portfolio $22,263 through November 1995; U.S. Government/High Grade Securities Portfolio $24,384 through September 1997; Total Return Portfolio $24,384 through December 1997; International Portfolio $24,983 through December 1997; Money Market Portfolio $24,983 through December 1997; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999 and Growth Investors Portfolio $10,000 through October 1999.

5. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income taxes are required.

6. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily.
Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

                                71







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)


-------------------------------------------------------------------------------

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short- Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio, .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1% and Growth Investors Portfolio, .75 of 1%. Such fee is accrued daily and paid monthly. For the Global Bond Portfolio, the adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Ltd., an affiliate of American International Group, Inc.

The Adviser voluntarily agreed to reimburse each Portfolio based on their respective average net assets for expenses exceeding .95% for the year ended December 31, 1995. Expense reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1995, such reimbursements amounted to $135,894, $74,231, $55,497, $63,782, $98,702, $215,349, $20,203, $85,420,
$83,230, $84,500, $65,405, $103,555, $90,550 and $90,920 for the Premier Growth
Portfolio, the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American

Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, respectively. In addition, for the year ended December 31, 1995, the Advisers agreed to waive the Global Bond Portfolio's investment advisory fee in the amount of $59,122.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,050 for the Premier Growth Portfolio, the Global Bond Portfolio, the Growth and Income Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Govern-ment/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, respectively, for the year ended December 31, 1995.

Brokerage commissions paid for the year ended Decem- ber 31, 1995 on securities transactions amounted to $148,418, $229,432, $64,196, $7,479, $22,347, $104,323,
$11,055, $1,373 and $3,055 on the Premier Growth Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, respectively, none of which was paid to affiliated brokers.


                                        72






ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

-------------------------------------------------------------------------------


NOTE C -- INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1995 were as follows:

                                                                                                      U.S. GOVERNMENT/
                                                 PREMIER       GLOBAL       GROWTH AND    SHORT-TERM     HIGH GRADE
                                                 GROWTH         BOND          INCOME     MULTI-MARKET    SECURITIES
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                ---------    -----------    -----------  ------------    ------------
PURCHASES
Stocks and debt obligations.................. $  50,063,245  $ 14,812,089  $  77,062,008  $ 22,986,853  $   8,863,096
U.S. Government and government
   agency obligations........................         -0-      10,869,805          -0-         395,375     14,606,645

SALES
Stocks and debt obligations..................    83,623,311    14,327,721     95,003,637    25,779,789      4,602,628
U.S. Government and government
   agency obligations........................         -0-       8,579,628          -0-         396,125      7,457,074


                                                                              GLOBAL    NORTH AMERICAN
                                                  TOTAL                       DOLLAR      GOVERNMENT       UTILITY
                                                 RETURN     INTERNATIONAL   GOVERNMENT      INCOME         INCOME
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                ---------    -----------    -----------  ------------    ------------
PURCHASES
Stocks and debt obligations.................. $   4,715,680  $ 15,583,792  $   1,901,201  $  2,619,687  $   8,055,921
U.S. Government and government
   agency obligations........................     1,964,159         -0-          300,766       857,981          -0-

SALES
Stocks and debt obligations..................       573,617     8,229,140         73,035       941,835      3,898,743
U.S. Government and government
   agency obligations........................        66,438         -0-          199,317       429,484          -0-


                                                                      WORLDWIDE       CONSERVATIVE         GROWTH
                                                      GROWTH        PRIVATIZATION       INVESTORS         INVESTORS
                                                     PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                     ---------       -----------       -----------       ------------
PURCHASES
Stocks and debt obligations..................      $  50,534,340     $ 4,360,558       $  858,585       $ 2,060,373
U.S. Government and government
   agency obligations........................              -0-             -0-          3,691,376         1,357,000

SALES
Stocks and debt obligations..................         16,540,089         548,382          157,545           323,294
U.S. Government and government
   agency obligations........................              -0-             -0-            723,171           233,289


                                                           73









ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

-------------------------------------------------------------------------------


At December 31, 1995, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation/(depreciation) were as follows:


                                                                                                              NET
                                                                                                           UNREALIZED
                                                                             GROSS UNREALIZED              APPRECIATION
PORTFOLIO                                                COST          APPRECIATION     DEPRECIATION      (DEPRECIATION)
---------                                          ----------------    ------------     ------------      --------------
Premier Growth..................................     $  63,153,803     $ 3,908,719     $  (1,096,316)    $   2,812,403
Global Bond.....................................        10,866,314         331,428           (28,027)          303,401
Growth and Income...............................        73,791,337       5,054,250          (848,379)        4,205,871
Short-Term Multi-Market.........................        10,614,262           9,506           (14,419)           (4,913)
U.S. Government/High Grade Securities...........        16,598,482         615,988           (21,826)          594,162
Total Return....................................         8,256,630         464,807           (48,876)          415,931
International...................................        16,081,724       1,061,523          (383,173)          678,350
Global Dollar Government........................         3,451,736         283,113           (20,447)          262,666
North American Government Income................         6,582,624         469,356          (151,545)          317,811
Utility Income..................................         5,946,087         476,187          (189,778)          286,409
Growth..........................................        42,087,541       4,672,059          (989,054)        3,683,005
Worldwide Privatization.........................         5,733,441         440,828          (224,985)          215,843
Conservative Investors..........................         7,001,245         259,261            (2,412)          256,849
Growth Investors................................         5,046,128         249,444           (15,959)          233,485


At December 31, 1995, for federal income tax purposes, the Short-Term Multi-Market and Worldwide Privatization Portfolios had net capital loss carryforwards of $1,103,278 (of which $9,593 expires in 2001, $150,822 expires in 2002, and $941,594 expires in 2003) and $43,735 which expires 2003, respectively.

The Global Bond, Short-Term Multi-Market and International Portfolios enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1995, the outstanding forward exchange currency contracts were as follows:


                                                           74







ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

------------------------------------------------------------------------------------------------------------------------



GLOBAL BOND PORTFOLIO:
                                                          CONTRACT        VALUE ON          U.S.$
                                                           AMOUNT        ORIGINATION       CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                             (000)           DATE           VALUE          APPRECIATION
-------------------------------                          ----------    --------------  --------------     ------------
Japanese Yen, expiring 1/26/96..........................    90,000      $    888,100    $    875,235        $12,865
                                                                                                            =======



SHORT-TERM MULTI-MARKET PORTFOLIO:

                                                          CONTRACT        VALUE ON          U.S.$          UNREALIZED
                                                           AMOUNT        ORIGINATION       CURRENT        APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS                              (000)           DATE           VALUE         (DEPRECIATION)
------------------------------                           ----------    --------------  --------------    --------------
Australian Dollars, expiring 1/16/96-1/18/96............       854      $    632,279    $    634,496        $   2,217
British Pounds, expiring 1/25/96........................       469           729,144         728,399             (745)
Canadian Dollars, expiring 1/18/96......................     1,266           930,859         926,756           (4,103)
Deutsche Marks, expiring 1/22/96-2/05/96................     7,349         5,123,620       5,131,277            7,657
Finnish Markka, expiring 2/5/96.........................     1,500           346,481         345,452           (1,029)
French Francs, expiring 1/22/96.........................     1,621           327,820         331,201            3,381
Japanese Yen, expiring 1/11/96..........................    90,000           897,181         873,322          (23,859)
New Zealand Dollars, expiring 1/16/96...................       378           243,953         246,752            2,799
Spanish Pesetas, expiring 1/25/96.......................   134,259         1,098,950       1,103,701            4,751
Swiss Francs, expiring 1/18/96..........................       682           592,608         592,600               (8)
Thailand Baht, expiring 6/28/96.........................     7,500           292,911         291,465           (1,446)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 1/18/96....................       554           412,048         411,720              328
British Pounds, expiring 1/25/96........................       519           814,398         805,077            9,321
Canadian Dollars, expiring 1/18/96......................     1,575         1,144,964       1,153,652           (8,688)
Deutsche Marks, expiring 1/22/96-2/05/96................     7,523         5,115,999       5,251,086         (135,087)
Finnish Markka, expiring 2/05/96........................     1,500           350,214         345,452            4,762
French Francs, expiring 1/22/96.........................     2,005           405,612         409,563           (3,951)
Japanese Yen, expiring 1/11/96..........................   120,000         1,300,400       1,165,504          134,896
New Zealand Dollars, expiring 1/16/96...................       378           246,160         246,752             (592)
Spanish Pesetas, expiring 1/25/96.......................   159,475         1,271,423       1,310,994          (39,571)
Swiss Francs, expiring 1/18/96-3/04/96..................     1,326         1,156,355       1,154,700            1,655
Thailand Baht, expiring 6/28/96.........................     3,750           145,688         145,733              (45)
                                                                                                            ---------
                                                                                                            $ (47,357)
                                                                                                            =========



U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO:

                                                          CONTRACT        VALUE ON          U.S.$
                                                           AMOUNT        ORIGINATION       CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                             (000)           DATE           VALUE          DEPRECIATION
-------------------------------                          ----------    --------------  --------------     ------------
Australian Dollars, expiring 1/08/96....................       767      $    565,673    $    570,117        $  (4,444)
Canadian Dollars, expiring 1/08/96......................     1,100           800,827         805,387           (4,560)
Deutsche Marks, expiring 1/22/96........................     1,019           707,484         711,122           (3,638)
                                                                                                            ---------
                                                                                                            $ (12,642)
                                                                                                            =========


                                                           75








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

------------------------------------------------------------------------------------------------------------------------



INTERNATIONAL PORTFOLIO:
                                                          CONTRACT        VALUE ON          U.S.$          UNREALIZED
                                                           AMOUNT        ORIGINATION       CURRENT        APPRECIATION
FOREIGN CURRENCY SALE CONTRACTS                             (000)           DATE            VALUE        (DEPRECIATION)
-------------------------------                          ----------    --------------  --------------    --------------
Deutsche Marks, expiring 1/31/96........................       450      $    318,990    $    314,254        $   4,736
French Francs, expiring 2/29/96.........................     1,500           302,845         306,629           (3,784)
Japanese Yen, expiring 1/31/96..........................    61,000           603,113         593,632            9,481
                                                                                                            ---------
                                                                                                            $  10,433
                                                                                                           ==========


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO:

                                                          CONTRACT        VALUE ON          U.S.$
                                                           AMOUNT        ORIGINATION       CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                             (000)           DATE           VALUE          DEPRECIATION
-------------------------------                          ----------    --------------  --------------     ------------
Canadian Dollars, expiring 1/22/96......................       871      $    635,809    $    637,877        $(2,068)
                                                                                                            =======

------------------------------------------------------------------------------------------------------------------------


NOTE D -- CAPITAL STOCK
There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

                                                                           PREMIER GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                         -----------------------------     -----------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                         -----------------------------     -----------------------------
Shares sold..........................................       2,743,464       2,158,503      $ 42,977,782    $ 27,040,995
Shares issued in reinvestment of dividends
   and distributions.................................          24,754           6,295           371,559          76,606
Shares redeemed......................................      (4,167,864)       (187,942)      (71,560,743)     (2,344,147)
                                                          -----------     -----------      ------------    ------------
Net increase (decrease)..............................      (1,399,646)      1,976,856      $(28,211,402)    $24,773,454
                                                          ===========     ===========      ============     ===========


                                                                            GLOBAL BOND PORTFOLIO
                                                        ----------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                        -------------------------------   ------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                        -------------------------------   ------------------------------
Shares sold..........................................         232,590          99,445        $2,666,899      $1,004,475
Shares issued in reinvestment of dividends
   and distributions.................................           6,352          57,681            72,090         565,272
Shares redeemed......................................         (31,126)         (9,522)         (336,122)       (101,398)
                                                          -----------     -----------      ------------    ------------
Net increase.........................................         207,816         147,604        $2,402,867      $1,468,349
                                                          ===========     ===========      ============      ==========




                                                           76








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

------------------------------------------------------------------------------------------------------------------------



                                                                         GROWTH AND INCOME PORTFOLIO
                                                         ---------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                         -----------------------------     -----------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                         -----------------------------     -----------------------------
Shares sold..........................................       2,176,403       1,938,671      $ 31,126,890     $23,400,005
Shares issued in reinvestment of dividends
   and distributions.................................          79,180          65,234         1,083,182         761,935
Shares redeemed......................................      (3,114,447)       (355,050)      (48,121,948)     (4,211,657)
                                                          -----------     -----------      ------------    ------------
Net increase (decrease)..............................        (858,864)      1,648,855      $(15,911,876)    $19,950,283
                                                          ===========     ===========      ============      ==========


                                                                       SHORT-TERM MULTI-MARKET PORTFOLIO
                                                         ---------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                         -----------------------------    ------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                         -----------------------------    ------------------------------
Shares sold..........................................         485,653       2,182,196      $  4,901,077    $ 23,826,681
Shares issued in reinvestment of dividends
   and distributions.................................           -0-           100,584             -0-         1,058,151
Shares redeemed......................................      (2,299,084)     (2,298,689)      (23,525,996)    (24,973,633)
                                                          -----------     -----------      ------------    ------------
Net decrease.........................................      (1,813,431)        (15,909)     $(18,624,919)   $    (88,801)
                                                          ===========     ===========      ============    ============


                                                                 U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                         ---------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                         -----------------------------    ------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                         -----------------------------    ------------------------------
Shares sold..........................................       1,256,331         518,614      $ 13,737,462    $  5,232,257
Shares issued in reinvestment of dividends
   and distributions.................................          13,708           8,852           149,970          88,339
Shares redeemed......................................        (330,322)       (140,052)       (3,618,557)     (1,416,646)
                                                          -----------     -----------      ------------    ------------
Net increase.........................................         939,717         387,414      $ 10,268,875    $  3,903,950
                                                          ===========     ===========      ============    ============


                                                                            TOTAL RETURN PORTFOLIO
                                                         ---------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                         -----------------------------    ------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                         -----------------------------    ------------------------------
Shares sold..........................................         610,625          69,761        $7,402,831       $ 736,467
Shares issued in reinvestment of dividends
   and distributions.................................             866             583            10,089           6,076
Shares redeemed......................................         (39,552)        (31,120)         (472,522)       (329,715)
                                                          -----------     -----------        ----------       ---------
Net increase.........................................         571,939          39,224        $6,940,398       $ 412,828
                                                          ===========     ===========        ==========       =========

                                                           77








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

------------------------------------------------------------------------------------------------------------------------



                                                                            INTERNATIONAL PORTFOLIO
                                                        ----------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                         ---------------------------       -----------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                         -----------------------------     -----------------------------
Shares sold..........................................         761,751         547,184      $ 10,153,923    $  7,176,460
Shares issued in reinvestment of dividends
   and distributions.................................           4,039           1,015            52,908          13,070
Shares redeemed......................................        (154,693)        (39,868)       (2,057,700)       (527,107)
                                                          -----------     -----------      ------------    ------------
Net increase.........................................         611,097         508,331      $  8,149,131    $  6,662,423
                                                          ===========     ===========      ============    ============


                                                                            MONEY MARKET PORTFOLIO
                                                        ----------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                        -----------------------------     ------------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1995            1994              1995            1994
                                                        -----------------------------     -----------------------------
Shares sold..........................................      72,470,594      14,471,656      $ 72,470,594    $ 14,471,656
Shares issued in reinvestment of dividends...........         799,144          82,845           799,144          82,845
Shares redeemed......................................     (52,076,451)     (7,757,276)      (52,076,451)     (7,757,276)
                                                          -----------     -----------      ------------    ------------
Net increase.........................................      21,193,287       6,797,225      $ 21,193,287    $  6,797,225
                                                          ===========     ===========      ============    ============


                                                                   GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                ------------------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                                ----------------------------------    -----------------------------------
                                                YEAR ENDED       MAY 2, 1994(A)       YEAR ENDED       MAY 2, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995               1994               1995               1994
                                               --------------------------------------------------------------------------
Shares sold.................................        234,218            118,322        $ 2,508,397       $  1,192,406
Shares issued in reinvestment of dividends
   and distributions........................          2,647              -0-               28,002              -0-
Shares redeemed.............................        (37,201)            (1,820)          (398,577)           (18,370)
                                                -----------         ----------        -----------       ------------
Net increase................................        199,664            116,502        $ 2,137,822       $  1,174,036
                                                ===========         ==========        ===========       ============


                                                              NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                               -------------------------------------------------------------------------
                                                                     SHARES                      AMOUNT
                                               ----------------------------------    -----------------------------------
                                                YEAR ENDED       MAY 3, 1994(A)       YEAR ENDED       MAY 3, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995             1994                1995                1994
                                               -------------------------------------------------------------------------
Shares sold.................................        528,380            525,199        $ 4,987,369       $  5,263,041
Shares issued in reinvestment of dividends
   and distributions........................         15,806              -0-              144,624              -0-
Shares redeemed.............................       (287,428)           (87,577)        (2,656,476)          (827,824)
                                                -----------         ----------        -----------       ------------
Net increase................................        256,758            437,622        $ 2,475,517       $  4,435,217
                                                ===========         ==========        ===========       ============



                                                           78








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

------------------------------------------------------------------------------------------------------------------------



                                                                        UTILITY INCOME PORTFOLIO
                                                ------------------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                               ----------------------------------    -----------------------------------
                                                YEAR ENDED       MAY 10, 1994(A)      YEAR ENDED       MAY 10, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995              1994               1995                1994
                                             --------------------------------------------------------------------------
Shares sold.................................        443,081            130,903        $ 4,987,939       $  1,329,004
Shares issued in reinvestment of dividends
   and distributions........................          1,762              -0-               19,131              -0-
Shares redeemed.............................        (50,420)            (4,924)          (557,510)           (50,958)
                                                -----------         ----------        -----------       ------------
Net increase................................        394,423            125,979        $ 4,449,560       $  1,278,046
                                                ===========         ==========        ===========       ============


                                                                           GROWTH PORTFOLIO
                                                ------------------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                               ----------------------------------    -----------------------------------
                                                YEAR ENDED    SEPTEMBER 15, 1994(A)   YEAR ENDED    SEPTEMBER 15, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995             1994               1995                1994
                                             --------------------------------------------------------------------------
Shares sold.................................      2,718,920            525,636       $ 35,309,744       $  5,364,669
Shares issued in reinvestment of dividends
   and distributions........................            874              -0-               10,912              -0-
Shares redeemed.............................        (64,342)            (4,023)          (844,007)           (41,280)
                                                -----------         ----------       ------------       ------------
Net increase................................      2,655,452            521,613       $ 34,476,649       $  5,323,389
                                                ===========         ==========       ============       ============


                                                                   WORLDWIDE PRIVATIZATION PORTFOLIO
                                                ------------------------------------------------------------------------
                                                                     SHARES                      AMOUNT
                                               ----------------------------------    -----------------------------------
                                                YEAR ENDED    SEPTEMBER 23, 1994(A)   YEAR ENDED    SEPTEMBER 23, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995             1994                 1995               1994
                                             --------------------------------------------------------------------------
Shares sold.................................        430,445            111,619        $ 4,671,434       $  1,120,370
Shares issued in reinvestment of dividends
   and distributions........................            662              -0-                7,193              -0-
Shares redeemed.............................        (10,458)               (49)          (114,064)              (492)
                                                -----------         ----------        -----------       ------------
Net increase................................        420,649            111,570        $ 4,564,563       $  1,119,878
                                                ===========         ==========        ===========       =  =========


                                                                   CONSERVATIVE INVESTORS PORTFOLIO
                                                ------------------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                               ----------------------------------    -----------------------------------
                                                YEAR ENDED     OCTOBER 28, 1994(A)    YEAR ENDED     OCTOBER 28, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995               1994               1995                 1994
                                             --------------------------------------------------------------------------
Shares sold.................................        600,037             71,574        $ 6,706,928       $    716,743
Shares issued in reinvestment of dividends
   and distributions........................            328              -0-                3,620              -0-
Shares redeemed.............................        (39,275)            (1,993)          (427,125)           (19,894)
                                                -----------         ----------        -----------       ------------
Net increase................................        561,090             69,581        $ 6,283,423       $    696,849
                                                ===========         ==========        ===========       ============


                                                           79








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)

------------------------------------------------------------------------------------------------------------------------



                                                                        GROWTH INVESTORS PORTFOLIO
                                                ------------------------------------------------------------------------
                                                                     SHARES                          AMOUNT
                                               ----------------------------------    -----------------------------------
                                                YEAR ENDED     OCTOBER 28, 1994(A)    YEAR ENDED     OCTOBER 28, 1994(A)
                                               DECEMBER 31,      TO DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
                                                   1995              1994               1995                 1994
                                             --------------------------------------------------------------------------
Shares sold.................................        407,129             34,433        $ 4,571,141           $342,801
Shares issued in reinvestment of dividends
   and distributions........................             83              -0-                  903              -0-
Shares redeemed.............................        (20,469)            (1,884)          (223,991)           (18,467)
                                                -----------         ----------        -----------           --------
Net increase................................        386,743             32,549        $ 4,348,053           $324,334
                                                ===========         ==========        ===========           ========

---------------
(a)      Commencement of operations.

The Premier Growth, Growth and Income and Short-Term Multi-Market Portfolios liquidated portions of their portfolios to meet significant shareholder redemption requests that occurred on the last day of the fiscal year. Cash from the liquidation was invested in short-term securities pending settlement of the redemption requests on January 2, 1996.
--------------------------------------------------------------------------------

NOTE E -- RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As a result of permanent differences between accounting and tax regulations in the treatment of foreign currency transactions, short-term gains and tax returns of capital distributions, the portfolios made the following reclassifications:

                                                                                                       U.S. GOVERNMENT/
                                              PREMIER        GLOBAL        GROWTH AND     SHORT-TERM      HIGH GRADE
                                              GROWTH          BOND           INCOME      MULTI-MARKET     SECURITIES
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                             ---------    ------------   -----------  ------------    ------------
Paid-in capital...........................  $    -0-       $    -0-        $   (1,714)    $   (2,334)    $    -0-
Undistributed net investment income.......         932        470,176         (12,298)      (936,055)        23,001
Undistributed net realized gains..........        (932)      (470,176)         14,012        938,389        (23,001)

                                                         NORTH AMERICAN
                                                           GOVERNMENT        UTILITY                       WORLDWIDE
                                           INTERNATIONAL     INCOME          INCOME         GROWTH       PRIVATIZATION
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                           -------------   -------------    -----------  ------------    ------------
Paid-in capital...........................  $    -0-       $    -0-        $    -0-       $    -0-       $    -0-
Undistributed net investment income.......       5,652       (577,975)            136         (5,159)        (5,085)
Undistributed net realized gains..........      (5,652)       577,975            (136)         5,159          5,085

Net investment income, net realized gains and net assets were not affected by the reclassifications.

                                                           80








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------


                                                                               PREMIER GROWTH PORTFOLIO
                                                               ---------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,         JUNE 26, 1992(A)
                                                               ----------------------------------              TO
                                                                  1995          1994         1993       DECEMBER 31, 1992
                                                                --------       ------       ------      -----------------

Net asset value, beginning of period.....................         $12.37       $ 12.79      $ 11.38          $10.00
                                                                  ------       -------      -------          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................          .09(c)        .03(c)       -0-(c)          .06(c)
   Net realized and unrealized gain (loss) on investments           5.44          (.41)        1.43            1.32
                                                                  ------       ---------   ---------        -------
   Net increase (decrease) in net asset value from operations       5.53          (.38)        1.43            1.38
                                                                  ------       ---------   ---------        -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................           (.03)         (.01)        (.01)            -0-
   Distributions from net realized gains.................           (.07)         (.03)        (.01)            -0-
                                                                  ------       -------      -------          ------
   Total dividends and distributions.....................           (.10)         (.04)        (.02)            -0-
                                                                  ------       -------      -------          ------
   Net asset value, end of period........................         $17.80       $ 12.37      $ 12.79          $11.38
                                                                  ======       =======      =======          ======
TOTAL RETURN
   Total investment return based on net asset value (d)            44.85%        (2.96)%      12.63%          13.80%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)                     $29,278       $37,669      $13,659          $3,760
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements ........            .95%          .95%        1.18%            .95%(e)
     Expenses, before waivers and reimbursements ........           1.19%         1.40%        2.05%           4.20%(e)
     Net investment income...............................            .55%          .42%         .22%            .96%(e)
   Portfolio turnover rate...............................             97%           38%          42%             14%


                                                                        GLOBAL BOND PORTFOLIO
                                                -----------------------------------------------------------------------
                                                                                                      JULY 15, 1991(A)
                                                                  YEAR ENDED DECEMBER 31,                    TO
                                                -----------------------------------------------
                                                        1995        1994          1993         1992   DECEMBER 31, 1991
                                                      --------    --------      --------     -------- -----------------

Net asset value, beginning of period ...........      $   9.82     $ 11.33      $ 11.24       $ 11.10      $ 10.00
                                                      --------     -------      --------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................       .69(c)       .57(c)        .77(c)         .64         .28
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       1.73        (1.16)          .43         (.13)        .82
                                                      --------     -------      --------      -------      -------
   Net increase (decrease) in net asset value
     from operations.............................        2.42         (.59)         1.20          .51        1.10
                                                      --------     -------      --------      -------      -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                  (.09)        (.62)         (.85)        (.28)        -0-
   Distributions from net realized gains                  -0-         (.30)         (.26)        (.09)        -0-
                                                      --------     -------      --------      -------      -------
   Total dividends and distributions.............        (.09)        (.92)        (1.11)        (.37)        -0-
                                                      --------     -------      --------      -------      -------
   Net asset value, end of period................     $ 12.15      $  9.82       $ 11.33      $ 11.24     $ 11.10
                                                      =======      =======       =======      =======     =======
TOTAL RETURN
   Total investment return based on
     net asset value (d).........................       24.73%      (5.16)%        11.15%        4.87%      11.00%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)          $11,553       $7,298        $6,748       $5,876      $5,551
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements          .95%         .95%         1.50%        1.50%       1.50%(e)
     Expenses, before waivers and reimbursements         1.77%        2.05%         1.50%        1.97%       2.15%(e)
     Net investment income.......................        6.22%        6.01%         4.85%        5.85%       5.77%(e)
   Portfolio turnover rate.......................         262%         102%          125%          78%         25%

------------------------------------------------------------------------------------------------------------------------





(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

                                                           81








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------


                                                                    GROWTH AND INCOME PORTFOLIO
                                                -----------------------------------------------------------------------
                                                                                                      JULY 15, 1991(A)
                                                                  YEAR ENDED DECEMBER 31,                    TO
                                                -----------------------------------------------------
                                                        1995        1994          1993         1992   DECEMBER 31, 1991
                                                      --------    --------      --------     -------- -----------------
Net asset value, beginning of period                  $ 11.85      $ 12.18       $ 10.99      $ 10.35     $ 10.00
                                                      -------      -------       -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................         .27(c)       .10(c)        .01(c)       .10(c)      .35(c)
   Net realized and unrealized gain (loss) on
     investments.................................        3.94         (.16)         1.27          .71         -0-
                                                      -------      -------       -------      -------     -------
   Net increase (decrease) in net asset value
     Net increase (decrease) in net asset value
     from operations.............................        4.21         (.06)         1.28          .81         .35
                                                      -------      -------       -------      -------     -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                  (.13)        (.10)         (.06)        (.17)       -0-
   Distributions from net realized gains                 (.14)        (.17)         (.03)         -0-        -0-
                                                      -------      -------       -------      -------     -------
   Total dividends and distributions.............        (.27)        (.27)         (.09)        (.17)        -0-
                                                      -------      -------       -------      -------     -------
   Net asset value, end of period................     $ 15.79      $ 11.85       $ 12.18      $ 10.99     $ 10.35
                                                      =======      =======       =======      =======     =======
TOTAL RETURN
   Total investment return based on
     net asset value (d).........................       35.76%       (.35)%        11.69%        7.92%       3.50%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)          $41,993      $41,702       $22,756       $7,803      $1,431
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements          .79%         .90%         1.18%         .99%       1.79%(e)
     Expenses, before waivers and reimbursements          .79%         .91%         1.28%        2.09%       9.43%(e)
     Net investment income.......................        1.95%        1.71%         1.76%        2.42%    3.59%(e)
   Portfolio turnover rate.......................         150%          95%           69%          49%          0%

                                                                     SHORT-TERM MULTI-MARKET PORTFOLIO
                                                      -------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------
                                                        1995         1994          1993          1992         1991
                                                      --------     --------      --------      --------     ------
Net asset value, beginning of period                  $  9.91       $ 11.07      $ 10.77       $ 10.68       $ 10.03
                                                      -------      -------       -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................         .82(c)        .47(c)       .28(c)        .63(c)        .36
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions       (.15)        (1.16)         .43          (.54)          .34
                                                      -------      -------       -------      -------     -------
     Net increase (decrease) in net asset value
       from operations...........................         .67          (.69)         .71           .09           .70
                                                      -------      --------      -------       -------       -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                   -0-          (.46)        (.41)          -0-          (.03)
   Distributions from net realized gains                  -0-           -0-          -0-           -0-          (.02)
   Return of capital.............................         -0-          (.01)         -0-           -0-           -0-
                                                      -------      --------      -------       -------       -------
   Total dividends and distributions.............         -0-          (.47)        (.41)          -0-          (.05)
                                                      -------      --------      -------       -------       -------
   Net asset value, end of period................     $ 10.58      $   9.91      $ 11.07       $ 10.77       $ 10.68
                                                      =======      ========      =======       =======       =======
TOTAL RETURN
   Total investment return based on
     net asset value (d).........................        6.76%       (6.51)%        6.62%          .84%         7.01%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)           $3,152       $20,921      $23,560       $14,841        $5,858
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements          .95%          .94%        1.17%          .99%         1.79%
     Expenses, before waivers and reimbursements         1.30%          .99%        1.24%         1.66%         4.40%
     Net investment income.......................        8.22%         6.52%        6.39%         7.18%         7.53%
   Portfolio turnover rate.......................         379%          134%         210%          153%           51%
------------------------------------------------------------------------------------------------------------------------






(a) Commencement of operations.
(b) Net of expenses reimbursed by the investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------


                                                                          U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                                  ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,      SEPTEMBER 17, 1992(A)
                                                                  ---------------------------------          TO
                                                                  1995          1994         1993     DECEMBER 31, 1992
                                                                  -------      --------      -----    -----------------
Net asset value, beginning of period.....................         $ 9.94       $ 10.72      $  9.89        $10.00
                                                                  ------       -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................            .65(c)        .28(c)       .43(c)        .14(c)
   Net realized and unrealized gain (loss) on investments           1.25          (.71)         .48          (.25)
                                                                  ------       -------      -------        ------
   Net increase (decrease) in net asset value from
     operations .........................................           1.90          (.43)         .91          (.11)
                                                                  ------       -------      -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................           (.18)         (.21)        (.08)          -0-
   Distributions from net realized gains.................            -0-          (.14)         -0-           -0-
                                                                  ------       -------      -------        ------
   Total dividends and distributions.....................           (.18)         (.35)        (.08)          -0-
                                                                  ------       -------      -------        ------
   Net asset value, end of period........................         $11.66       $  9.94      $ 10.72        $ 9.89
                                                                  ======       =======      =======        ======
TOTAL RETURN
   Total investment return based on net asset value (d)            19.26%        (4.03)%       9.20%        (1.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)                     $16,947        $5,101       $1,350          $785
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements                     .95%          .95%        1.16%          .95%(e)
     Expenses, before waivers and reimbursements                    1.58%         3.73%        5.42%        11.56%(e)
     Net investment income...............................           5.96%         5.64%        4.59%         4.82%(e)
   Portfolio turnover rate...............................             68%           32%         177%           13%

                                                                                    TOTAL RETURN PORTFOLIO
                                                                  -------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,      DECEMBER 28, 1992(A)
                                                                       -----------------------               TO
                                                                  1995          1994         1993     DECEMBER 31, 1992
                                                                  -----         ----         -----    -----------------
Net asset value, beginning of period.....................         $10.41       $ 10.97      $ 10.01        $10.00
                                                                  ------       -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................            .36(c)        .15(c)       .15(c)        .01
   Net realized and unrealized gain (loss) on investments           2.10          (.56)         .81           -0-
                                                                  ------       -------      -------        ------
   Net increase (decrease) in net asset value from
     operations                                                     2.46          (.41)         .96           .01
                                                                  ------       -------      -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................           (.07)         (.09)         -0-           -0-
   Distributions from net realized gains.................            -0-          (.06)         -0-           -0-
                                                                  ------       -------      -------        ------
   Total dividends and distributions.....................           (.07)         (.15)         -0-           -0-
                                                                  ------       -------      -------        ------
   Net asset value, end of period........................         $12.80       $ 10.41      $ 10.97        $10.01
                                                                  ======       =======      =======        ======
TOTAL RETURN
   Total investment return based on net asset value (d)            23.67%        (3.77)%       9.59%          .10%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)                       $8,242         $750          $360          $95
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements........             .95%          .95%        1.20%            0%
     Expenses, before waivers and reimbursements........            4.49%        19.49%       25.96%            0%
     Net investment income...............................           3.16%         2.29%        1.45%         2.21%(e)
   Portfolio turnover rate...............................             30%           83%          25%            0%

------------------------------------------------------------------------------------------------------------------------

(a)      Commencement of operations.
(b)      Net of expenses reimbursed or waived by the investment adviser.
(c)      Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)      Annualized.

                                                           83








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------


                                                                                 INTERNATIONAL PORTFOLIO
                                                                -------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,      DECEMBER 28, 1992(A)
                                                                ----------------------------------           TO
                                                                  1995          1994         1993     DECEMBER 31, 1992
                                                                 ------         ------       -----    -----------------
Net asset value, beginning of period.....................         $12.88       $ 12.16      $ 10.00        $10.00
                                                                  ------       -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................            .18(c)      .10(c)         .03(c)        -0-
   Net realized and unrealized gain on investments and
     foreign currency transactions.......................           1.08         .72(d)        2.13           -0-
                                                                  ------       -----        -------        ------
   Net increase in net asset value from operations                  1.26          .82          2.16           -0-
                                                                  ------       -------        ------  -----------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................           (.03)         (.02)         -0-           -0-
   Distributions from net realized gains.................           (.04)         (.08)         -0-           -0-
                                                                  ------       -------      -------        ------
   Total dividends and distributions.....................           (.07)         (.10)         -0-           -0-
                                                                  ------       -------      -------        ------
   Net asset value, end of period........................         $14.07       $ 12.88      $ 12.16        $10.00
                                                                  ======       =======      =======        ======
TOTAL RETURN
   Total investment return based on net asset value (e)             9.86%         6.70%       21.60%            0%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted) ............        $16,542        $7,276         $688           $79
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements ........            .95%          .95%        1.20%            0%
     Expenses, before waivers and reimbursements ........           2.99%         7.26%       39.28%            0%
     Net investment income...............................           1.41%          .90%         .26%         2.07%(f)
   Portfolio turnover rate...............................             87%           95%          85%            0%

                                                                                  MONEY MARKET PORTFOLIO
                                                                ----------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,          DECEMBER 28, 1992(A)
                                                                ----------------------------------         TO
                                                                  1995          1994         1993     DECEMBER 31, 1992
                                                                 ------         ------       -----    -----------------
Net asset value, beginning of period.....................         $ 1.00       $  1.00      $  1.00        $ 1.00
                                                                  ------       -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................            .05           .03          .22          -0-
   Net realized and unrealized gain on investments ......            -0-           -0-          -0-          -0-
                                                                 -------       -------        ------       ------
   Net increase in net asset value from operations ......            .05           .03          .22          -0-
                                                                  ------       -------        ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................           (.05)         (.03)        (.22)          -0-
   Distributions from net realized gains.................            -0-           -0-          -0-           -0-
                                                                  ------       -------      -------        ------
   Total dividends and distributions.....................           (.05)         (.03)        (.22)          -0-
                                                                  ------       -------      -------        ------
   Net asset value, end of period........................         $ 1.00       $  1.00      $  1.00        $ 1.00
                                                                  ======       =======      =======        ======
TOTAL RETURN
   Total investment return based on net asset value (e)             4.97%         3.27%        2.25%          .02%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)  ...........        $28,092        $6,899          $102          $30
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements ........            .95%          .95%        1.16%            0%
     Expenses, before waivers and reimbursements ........           1.07%         4.46%       68.14%            0%
     Net investment income...............................           4.85%         3.98%        2.15%         3.05%(f)
   Portfolio turnover rate...............................              0%            0%           0%            0%

------------------------------------------------------------------------------------------------------------------------






(a) Commencement of operations.
(b) Net of expenses reimbursed by investment adviser.
(c) Based on average shares outstanding.
(d) The amount shown in this caption for a share outstanding throughout the period may not accord with the change in realized and unrealized gains and losses in the Portfolio securities for the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values for the Portfolio.
(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(f) Annualized.

                                                           84








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------


                                                         GLOBAL DOLLAR                       NORTH AMERICAN
                                                      GOVERNMENT PORTFOLIO                GOVERNMENT INCOME PORTFOLIO
                                               ----------------------------------   -------------------------------------
                                                  YEAR ENDED     MAY 2, 1994(A)       YEAR ENDED       MAY 3, 1994(A)
                                                 DECEMBER 31,          TO            DECEMBER 31,            TO
                                                     1995       DECEMBER 31, 1994        1995         DECEMBER 31, 1994
                                                --------------  -----------------   --------------    -----------------
Net asset value, beginning of period                 $ 9.84           $10.00            $ 8.79             $ 10.00
                                                     ------            ------            ------           --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)....................        .92(c)           .36(c)           1.13(c)              .50(c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions     1.32             (.52)              .83               (1.71)
                                                    -------           ------            ------              ------
   Net increase (decrease) in net asset value
     from operations............................       2.24             (.16)             1.96               (1.21)
                                                    -------           ------            ------              ------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income ........       (.13)             -0-              (.27)                -0-
   Distributions from net realized gains .......        -0-              -0-               -0-                 -0-
                                                    -------           ------            ------              ------
   Total dividends and distributions............       (.13)             -0-              (.27)                -0-
                                                    -------           ------            ------              ------
   Net asset value, end of period ..............    $ 11.95           $ 9.84            $10.48              $ 8.79
                                                    =======           ======            ======              =======
TOTAL RETURN
   Total investment return based on
     net asset value(d).........................      22.98%          (1.60)%            22.71%             (12.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)         $3,778          $1,146             $7,278              $3,848
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements        .95%             .95%(e)           .95%                 .95%(e)
     Expenses, before waivers and reimbursements       4.82%           15.00%(e)          2.57%                4.43%(e)
     Net investment income......................       8.65%            6.02%(e)         12.24%                8.49%(e)
   Portfolio turnover rate......................         13%               9%               35%                  15%

                                                   UTILITY INCOME PORTFOLIO                          GROWTH PORTFOLIO
                                                --------------------------------     ------------------------------------
                                                  YEAR ENDED     MAY 10, 1994(A)      YEAR ENDED    SEPTEMBER 15, 1994(A)
                                                 DECEMBER 31,          TO            DECEMBER 31,            TO
                                                     1995       DECEMBER 31, 1994        1995         DECEMBER 31, 1994
                                                --------------  -----------------   --------------    -----------------
Net asset value, beginning of period                 $ 9.96            $10.00             $10.53            $10.00
                                                     ------            ------              -----             -----
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)....................        .30(c)            .28(c)             .17(c)             .03(c)
   Net realized and unrealized gain (loss)
     on investments.............................       1.83              (.32)              3.54                .50
                                                    -------            ------             ------             ------
   Net increase (decrease) in net asset value
     from operations............................       2.13              (.04)              3.71                .53
                                                    -------            ------             ------             ------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income ........       (.08)               -0-               (.01)              -0-
   Distributions from net realized gains .......        -0-                -0-                -0-               -0-
                                                       -----              -----           -------             -----
   Total dividends and distributions............       (.08)               -0-               (.01)              -0-
                                                      -----            ------             ------             ------
   Net asset value, end of period ..............     $12.01             $ 9.96             $14.23            $10.53
                                                     ======             ======             ======            ======
TOTAL RETURN
   Total investment return based on
     net asset value(d).........................      21.45%            (.40)%             35.23%              5.30%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)         $6,251             $1,254           $45,220             $5,492
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements        .95%              .95%(e)            .95%               .95%(e)
     Expenses, before waivers and reimbursements       3.79%            15.98%(e)           1.27%              4.19%(e)
     Net investment income......................       2.73%             4.62%(e)           1.31%              1.17%(e)
   Portfolio turnover rate......................        138%               31%                86%                25%
------------------------------------------------------------------------------------------------------------------------






(a) Commencement of operations.
(b) Net of expenses reimbursed by investment adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

                                                           85








ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------


                                                 WORLDWIDE PRIVATIZATION PORTFOLIO           CONSERVATIVE INVESTORS PORTFOLIO
                                               -------------------------------------  ----------------------------------------
                                                  YEAR ENDED   SEPTEMBER 23, 1994(A)   YEAR ENDED     OCTOBER 28, 1994(A)
                                                 DECEMBER 31,           TO            DECEMBER 31,            TO
                                                     1995        DECEMBER 31, 1994        1995         DECEMBER 31, 1994
                                                -------------- --------------------- --------------    -----------------
Net asset value, beginning of period                 $10.10            $10.00             $10.07             $10.00
                                                     ------             ------             ------            -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)....................        .32(c)            .10(c)             .51(c)             .06(c)
   Net realized and unrealized gain
     on investments.............................        .78               -0-               1.20                .01
                                                    -------            ------             ------             ------
   Net increase in net asset value
     from operations............................       1.10               .10               1.71                .07
                                                    -------            ------             ------             ------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income ........       (.03)              -0-               (.02)               -0-
   Distributions from net realized gains ........       -0-               -0-                -0-                -0-
                                                    ---------          --------           -------            -------
   Total dividends and distributions............       (.03)              -0-               (.02)               -0-
                                                    -------            ------             ------             ------
   Net asset value, end of period                    $11.17            $10.10             $11.76             $10.07
                                                   ========            =======            =======            =======
TOTAL RETURN
   Total investment return based on
     net asset value(d).........................      10.87%             1.00%             16.99%              0.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)         $5,947            $1,127             $7,420               $701
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements        .95%              .95%(e)            .95%               .95%(e)
     Expenses, before waivers and reimbursements       4.17%            18.47%(e)           4.25%             20.35%(e)
     Net investment income......................       2.96%             4.27%(e)           4.65%              3.55%(e)
   Portfolio turnover rate......................         23%                0%                61%                 2%

                                                                                 GROWTH INVESTORS PORTFOLIO
                                                                        -----------------------------------------------
                                                                         YEAR ENDED                  OCTOBER 28, 1994(A)
                                                                        DECEMBER 31,                         TO
                                                                            1995                      DECEMBER 31, 1994
                                                                       --------------                ------------------
Net asset value, beginning of period.........................              $ 9.86                          $10.00
                                                                           ------                          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).................................                 .35(c)                          .04(c)
   Net realized and unrealized gain (loss) on investments ...                1.67                            (.18)
                                                                           ------                          -------
   Net increase (decrease) in net asset value from operations                2.02                            (.14)
                                                                           ------                          -------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income......................                (.01)                            -0-
   Distributions from net realized gains.....................                 -0-                             -0-
                                                                           ------                          ------
   Total dividends and distributions.........................                (.01)                            -0-
                                                                           ------                          ------
   Net asset value, end of period............................              $11.87                          $ 9.86
                                                                           ======                          ======
TOTAL RETURN
   Total investment return based on net asset value(d) ......                20.48%                         (1.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted..................               $4,978                           $321
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements ............                 .95%                            .95%(e)
     Expenses, before waivers and reimbursements ............                6.17%                          41.62%(e)
     Net investment income...................................                3.21%                           2.29%(e)
   Portfolio turnover rate...................................                  50%                              3%

------------------------------------------------------------------------------------------------------------------------

(a)      Commencement of operations.
(b)      Net of expenses reimbursed by investment adviser.
(c)      Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)      Annualized.

                                                           86
















REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, the Premier Growth, Global Bond, Growth and Income, Short-Term Multi-Market, U.S. Government/High Grade Securities, Total Return, International, Money Market, Global Dollar Government, North American Government Income, Utility Income, Growth, Worldwide Privatization, Conservative Investors and Growth Investors Portfolios), as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1995, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.






New York, New York
February 5, 1996



--------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)
The following Portfolios of the Fund hereby designate the respective amounts per share as long-term capital gain distributions during the taxable year ended December 31, 1995:

                                                         PER SHARE
                                                         ---------
                    Premier Growth                          $.02
                    Growth and Income                       $.05
                    International                           $.03


                                                           87










           ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
-------------------------------------------




BOARD OF DIRECTORS
JOHN D. CARIFA, Chairman and President
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, Senior Vice President
ALFRED L. HARRISON, Senior Vice President
ALAN LEVI, Senior Vice President
WAYNE D. LYSKI, Senior Vice President
DEBRA G. ACKERMAN, Vice President
GREGORY ALLISON, Vice President
STEVEN BEINHACKER, Vice President
MARK H. BREEDON, Vice President
PAUL J. DENOON, Vice President
KELLY L. MORGAN, Vice President
DOUGLAS J. PEEBLES, Vice President
PAMELA F. RICHARDSON, Vice President
PAUL RISSMAN, Vice President
TYLER J. SMITH, Vice President
EDMUND P. BERGAN, JR., Secretary
MARK D. GERSTEN, Treasurer & Chief Financial Officer
LAURA MAH, Controller


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


-----------------------------------------------------------------


(1)  Member of the Audit Committee.


                                                           88